UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02753

SBL FUND

(Exact name of registrant as specified in charter)

ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS	66636-0001
(Address of principal executive offices)	(Zip code)

RICHARD M. GOLDMAN, PRESIDENT

SBL FUND

ONE SECURITY BENEFIT PLACE

TOPEKA, KANSAS 66636-0001

(Name and address of agent for service)

Registrant’s telephone number, including area code: (785) 438-3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

SBL Fund

Annual Report

December 31, 2009

- Series A (Equity Series)
- Series B (Large Cap Value Series)
- Series C (Money Market Series)
- Series D (Global Series)
- Series E (U.S. Intermediate Bond Series)
- Series H (Enhanced Index Series)
- Series J (Mid Cap Growth Series)
- Series N (Managed Asset Allocation Series)
- Series O (All Cap Value Series)
- Series P (High Yield Series)
- Series Q (Small Cap Value Series)
- Series V (Mid Cap Value Series)
- Series X (Small Cap Growth Series)
- Series Y (Select 25 Series)
- Series Z (Alpha Opportunity Series)

SBL Fund

December 31, 2009

Annual Report

Information About Your Series Expenses

December 31, 2009 (unaudited)

Calculating your ongoing Series expenses

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

	Expense Ratio[1]	Fund Return	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[2]
Table 1. Based on actual Series return[3]
Series A (Equity Series)	0.91%	22.82%	$1,000.00	$1,228.17	$5.11
Series B (Large Cap Value Series)	0.80%	21.58%	1,000.00	1,215.77	4.47
Series C (Money Market Series)	0.68%	(0.29)%	1,000.00	997.06	3.42
Series D (Global Series)	1.26%	16.73%	1,000.00	1,167.33	6.88
Series E (U.S. Intermediate Bond Series)	0.76%	3.82%	1,000.00	1,038.17	3.90
Series H (Enhanced Index Series)	0.76%	22.95%	1,000.00	1,229.49	4.27
Series J (Mid Cap Growth Series)	0.91%	20.64%	1,000.00	1,206.38	5.06
Series N (Managed Asset Allocation Series)	1.67%	16.36%	1,000.00	1,163.65	9.11
Series O (All Cap Value Series)	0.85%	22.61%	1,000.00	1,226.14	4.77
Series P (High Yield Series)	0.92%	23.67%	1,000.00	1,236.67	5.19
Series Q (Small Cap Value Series)	1.12%	25.57%	1,000.00	1,255.69	6.37
Series V (Mid Cap Value Series)	0.91%	23.37%	1,000.00	1,233.65	5.12
Series X (Small Cap Growth Series)	1.07%	26.26%	1,000.00	1,262.61	6.10
Series Y (Select 25 Series)	0.98%	23.80%	1,000.00	1,238.03	5.53
Series Z (Alpha Opportunity Series)	1.65%	25.49%	1,000.00	1,254.92	9.38

Table 2. Based on hypothetical 5% return (before expenses)
Series A (Equity Series)	0.91%	5.00%	$1,000.00	$1,020.62	$4.63
Series B (Large Cap Value Series)	0.80%	5.00%	1,000.00	1,021.17	4.08
Series C (Money Market Series)	0.68%	5.00%	1,000.00	1,021.78	3.47
Series D (Global Series)	1.26%	5.00%	1,000.00	1,018.85	6.41
Series E (U.S. Intermediate Bond Series)	0.76%	5.00%	1,000.00	1,021.37	3.87
Series H (Enhanced Index Series)	0.76%	5.00%	1,000.00	1,021.37	3.87
Series J (Mid Cap Growth Series)	0.91%	5.00%	1,000.00	1,020.62	4.63
Series N (Managed Asset Allocation Series)	1.67%	5.00%	1,000.00	1,016.79	8.49
Series O (All Cap Value Series)	0.85%	5.00%	1,000.00	1,020.92	4.33
Series P (High Yield Series)	0.92%	5.00%	1,000.00	1,020.57	4.69
Series Q (Small Cap Value Series)	1.12%	5.00%	1,000.00	1,019.56	5.70
Series V (Mid Cap Value Series)	0.91%	5.00%	1,000.00	1,020.62	4.63
Series X (Small Cap Growth Series)	1.07%	5.00%	1,000.00	1,019.81	5.45
Series Y (Select 25 Series)	0.98%	5.00%	1,000.00	1,020.27	4.99
Series Z (Alpha Opportunity Series)	1.65%	5.00%	1,000.00	1,016.89	8.39

[1]	Annualized

[2]

Expenses are equal to the Series annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period July 1, 2009 to December 31, 2009.

Managers’ Commentary

February 15, 2010

Advised by:

To Our Shareholders:

Series A of the SBL Fund – Equity Series returned 29.84% during the year, outperforming the benchmark S&P 500 Index’s return of 26.46% and the Series’ peer group median return of 27.77%.

The Series’ strategy uses a blended approach, investing in growth and value stocks. Growth oriented stocks are securities of established companies that typically have a record of consistent earnings growth greater than the overall market. Value oriented stocks are securities of companies that are believed to be trading well below their intrinsic value.

Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenants that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

This investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

Health Care and Industrials Top Performers

While the health care sector was an underweighted position, portfolio holdings nearly doubled that of the S&P 500 Index, 39% to 20%. Schering-Plough Corporation and Hospira, Inc. led the sector for the portfolio with gains of 67% and 90%, respectively, due to the larger weight based on our conviction. Other health care holdings that were of benefit to the strategy were Amgen, Inc., Pfizer, Inc., and Medco Health Solutions, Inc.

Superior stock selection boosted performance in the industrials sector as the portfolio holdings increased 35% compared to a 21% gain for the Index. Underweighting General Electric Company, which produced a negative return for the year, helped portfolio performance. Adding to returns for the strategy were Union Pacific Corporation Parker Hannifin Corporation and Goodrich Corporation.

Financials and Consumer Discretionary Disappoint

The largest detractor for the Series was the financials sector due to stock selection, gaining just 7% against the 13% return posted by the benchmark. The sector was a close weight to the Index. Capital One Financial Corporation declined 68% in the portfolio while MetLife, Inc. lost 61%.

Stock selection in the consumer discretionary sector also hurt strategy performance. Gains for the portfolio were 20%, which was well below the 42% increase for the benchmark. Best Buy Company, Inc. and Coach, Inc. were the biggest losers for the strategy. If held during the entire period, Coach, Inc. would have generated a gain of 77%. Instead, the position lost 32% while held in the portfolio. Darden Restaurants, Inc. and Lowe’s Companies, Inc. were other holdings in the sector that hurt overall performance.

Market Outlook

Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. It is in times as these when our core philosophy and disciplined process becomes paramount. We continue to use a rigorous fundamental research process to identify strong companies from a risk perspective. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We are confident in our ability to find these companies.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for the confidence you place in us.

Sincerely,

Mark A. Mitchell, Portfolio Manager

Mark P. Bronzo, Portfolio Manager

Performance Summary	Series A (Equity Series)
December 31, 2009	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series A (Equity Series) on December 31, 1999 and reflects the fees and expenses of Series A. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Average Annual Returns

Periods Ended 12-31-09[1]	1 Year	5 Years	10 Years
Series A	29.84%	(1.86)%	(3.49)%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	11.39%
Consumer Staples	7.22
Energy	11.72
Financials	11.12
Health Care	11.45
Industrials	17.95
Information Technology	20.93
Materials	4.11
Telecommunication Services	0.58
Utilities	2.14
Cash & Other Assets, Less Liabilities	1.39
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series A
December 31, 2009	(Equity Series)

	Shares	Value
COMMON STOCKS—98.6%
Advertising—1.7%
Omnicom Group, Inc.	81,000	$3,171,150

Aerospace & Defense—5.1%
Boeing Company	57,600	3,117,888
Goodrich Corporation	51,260	3,293,454
Precision Castparts Corporation	1,333	147,097
United Technologies Corporation	39,400	2,734,754

		9,293,193

Air Freight & Logistics—1.4%
FedEx Corporation	31,500	2,628,675

Apparel Retail—1.6%
TJX Companies, Inc.	82,000	2,997,100

Application Software—0.5%
Synopsys, Inc.*	41,800	931,304

Asset Management & Custody Banks—0.7%
Bank of New York Mellon Corporation	46,900	1,311,793

Biotechnology—1.7%
Amgen, Inc.*	56,700	3,207,519

Building Products—1.2%
USG Corporation*	163,200	2,292,960

Coal & Consumable Fuels—1.6%
Peabody Energy Corporation	64,260	2,905,195

Communications Equipment—3.4%
Cisco Systems, Inc.*	127,700	3,057,138
Qualcomm, Inc.	66,265	3,065,419

		6,122,557

Computer Hardware—3.8%
Apple, Inc.*	20,720	4,369,018
Hewlett-Packard Company	47,900	2,467,329

		6,836,347

Computer Storage & Peripherals—2.1%
EMC Corporation*	226,760	3,961,497

Construction Materials—0.2%
Vulcan Materials Company	7,900	416,093

Consumer Finance—0.1%
First Marblehead Corporation*	103,452	220,353

Data Processing & Outsourced Services—2.3%
Western Union Company	231,100	4,356,235

Department Stores—2.4%
JC Penney Company, Inc.	61,400	1,633,854
Kohl’s Corporation*	50,950	2,747,734

		4,381,588

Diversified Banks—2.0%
U.S. Bancorp	85,875	1,933,047
Wells Fargo & Company	66,564	1,796,562

		3,729,609

Diversified Chemicals—0.8%
Dow Chemical Company	52,500	1,450,575

Diversified Metals & Mining—1.5%
Freeport-McMoRan Copper & Gold, Inc. (CI.B)	35,500	2,850,295

Drug Retail—1.0%
CVS Caremark Corporation	58,000	1,868,180

Electric Utilities—1.6%
Edison International	86,300	3,001,514

Electrical Components & Equipment—3.3%
Cooper Industries plc	72,780	3,103,338
Emerson Electric Company	70,690	3,011,394

		6,114,732

Electronic Manufacturing Services—1.1%
Tyco Electronics, Ltd.	85,200	2,091,660

Fertilizers & Agricultural Chemicals—1.6%
Potash Corporation of Saskatchewan, Inc.	26,905	2,919,193

Health Care Equipment—4.1%
Covidien plc	105,670	5,060,536
Hospira, Inc.*	48,400	2,468,400

		7,528,936

Health Care Services—0.9%
Medco Health Solutions, Inc.*	27,300	1,744,743

Home Improvement Retail—1.5%
Lowe’s Companies, Inc.	117,500	2,748,325

Hotels, Resorts & Cruise Lines—1.5%
Carnival Corporation*	89,900	2,848,931

Household Products—1.7%
Colgate-Palmolive Company	38,050	3,125,808

Hypermarkets & Super Centers—2.8%
Costco Wholesale Corporation	45,100	2,668,567
Wal-Mart Stores, Inc.	47,800	2,554,910

		5,223,477

Independent Power Producers & Energy Traders—0.5%
NRG Energy, Inc.*	41,600	982,176

Industrial Conglomerates—3.2%
3M Company	39,000	3,224,130
McDermott International, Inc.*	117,000	2,809,170

		6,033,300

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series A
December 31, 2009	(Equity Series)

	Shares	Value
COMMON STOCKS—98.6% (continued)
Industrial Machinery—1.0%
Parker Hannifin Corporation	33,603	$1,810,530

Insurance Brokers—0.9%
AON Corporation	45,700	1,752,138

Integrated Oil & Gas—5.0%
Chevron Corporation	31,700	2,440,583
ConocoPhillips	15,200	776,264
Exxon Mobil Corporation	48,400	3,300,396
Occidental Petroleum Corporation	36,000	2,928,600

		9,445,843

Integrated Telecommunication Services—0.6%
Windstream Corporation	98,200	1,079,218

Internet Software & Services—2.5%
AOL, Inc.*	5,945	138,400
Google, Inc.*	7,235	4,485,555

		4,623,955

Investment Banking & Brokerage—1.6%
Morgan Stanley	100,500	2,974,800

IT Consulting & Other Services—1.6%
Cognizant Technology Solutions Corporation*	67,440	3,055,032

Managed Health Care—0.8%
Aetna, Inc.	49,600	1,572,320

Movies & Entertainment—1.0%
Time Warner, Inc.	65,400	1,905,756

Oil & Gas Drilling—1.9%
Transocean, Ltd.*	41,840	3,464,352

Oil & Gas Equipment & Services—1.2%
Halliburton Company	74,200	2,232,678

Oil & Gas Exploration & Production—0.9%
Chesapeake Energy Corporation	64,200	1,661,496

Oil & Gas Storage & Transportation—1.1%
Williams Companies, Inc.	99,500	2,097,460

Other Diversified Financial Services—2.4%
JPMorgan Chase & Company	104,106	4,338,096

Pharmaceuticals—3.9%
Merck & Company, Inc.	17,358	634,261
Pfizer, Inc.	169,900	3,090,481
Teva Pharmaceutical Industries, Ltd. ADR	62,490	3,510,689

		7,235,431

Property & Casualty Insurance—2.2%
Berkshire Hathaway, Inc.*	42	4,166,400

Railroads—1.3%
Union Pacific Corporation	37,200	2,377,080

Regional Banks—1.2%
BB&T Corporation	33,700	854,969
Fifth Third Bancorp	41,000	399,750
Regions Financial Corporation	178,000	941,620

		2,196,339

Research & Consulting Services—1.5%
Equifax, Inc.	91,900	2,838,791

Semiconductor Equipment—1.6%
Lam Research Corporation*	75,750	2,970,158

Semiconductors—2.1%
Intel Corporation	195,050	3,979,020

Soft Drinks—2.1%
PepsiCo, Inc.	63,810	3,879,648

Tobacco—1.3%
Altria Group, Inc.	50,500	991,315
Philip Morris International, Inc.	30,500	1,469,795

		2,461,110

TOTAL COMMON STOCKS (cost $172,811,350)		$183,412,664

Total Investments—98.6%[1] (cost $172,811,350)		$183,412,664
Cash & Other Assets, Less Liabilities—1.4%		2,594,781

Total Net Assets—100.0%		$186,007,445

For federal income tax purposes the identified cost of investments owned at December 31, 2009 was $173,165,753.

*	Non-income producing security

[1]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs.

The accompanying notes are an integral part of the financial statements

Series A
(Equity Series)

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value*	$183,412,664
Cash	2,932,270
Receivables:
Fund shares sold	391,256
Securities sold	296,724
Dividends	243,233
Prepaid expenses	3,665

Total assets	187,279,812

Liabilities:

Payable for:
Fund shares redeemed	395,157
Securities purchased	643,830
Management fees	118,522
Administration fees	15,133
Transfer agent/maintenance fees	2,083
Custodian fees	1,176
Directors’ fees	5,478
Professional fees	33,350
Other fees	57,638

Total liabilities	1,272,367

Net assets	$186,007,445

Net assets consist of:
Paid in capital	$230,763,789
Undistributed net investment income	1,140,095
Accumulated net realized loss on sale of investments	(56,497,753)
Net unrealized appreciation in value of investments	10,601,314

Net assets	$186,007,445

Capital shares authorized	unlimited
Capital shares outstanding	9,314,012
Net asset value per share (net assets divided by shares outstanding)	$19.97

* Investments, at cost	$172,811,350

Statement of Operations

For Year Ended December 31, 2009

Investment Income:
Dividends	$2,678,032
Interest	4,423

Total investment income	2,682,455

Expenses:
Management fees	1,253,402
Administration fees	159,095
Transfer agent/maintenance fees	25,315
Custodian fees	7,740
Directors’ fees	15,695
Professional fees	41,123
Reports to shareholders	28,002
Other	11,988

Total expenses	1,542,360

Net investment income	1,140,095

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(27,019,679)
Options written	7,098

Net realized loss	(27,012,581)

Net unrealized appreciation (depreciation) during the year on:
Investments	69,815,569

Net unrealized appreciation	69,815,569

Net realized and unrealized gain	42,802,988

Net increase in net assets resulting from operations	$43,943,083

The accompanying notes are an integral part of the financial statements

Series A
Statement of Changes in Net Assets	(Equity Series)

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (decrease) in net assets from operations:
Net investment income	$1,140,095	$1,665,710
Net realized loss during the year on investments	(27,012,581)	(21,709,270)
Net unrealized appreciation (depreciation) during the year on investments	69,815,569	(85,457,350)

Net increase (decrease) in net assets resulting from operations	43,943,083	(105,500,910)

Capital share transactions:
Proceeds from sale of shares	17,506,604	24,426,853
Cost of shares redeemed	(40,551,126)	(82,812,481)

Net decrease from capital share transactions	(23,044,522)	(58,385,628)

Net increase (decrease) in net assets	20,898,561	(163,886,538)

Net assets:
Beginning of year	165,108,884	328,995,422

End of year	$186,007,445	$165,108,884

Undistributed net investment income at end of year	$1,140,095	$1,665,710

Capital share activity:
Shares sold	1,102,467	1,174,494
Shares redeemed	(2,524,592)	(3,831,105)

Total capital share activity	(1,422,125)	(2,656,611)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series A
Selected data for each share of capital stock outstanding throughout each year	(Equity Series)

	2009	2008	2007	2006	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$15.38	$24.57	$25.83	$22.88	$21.93

Income (loss) from investment operations:
Net investment income[a]	0.11	0.14	0.14	0.11	0.16
Net gain (loss) on securities (realized and unrealized)	4.48	(9.33)	(1.40)	2.84	0.79

Total from investment operations	4.59	(9.19)	(1.26)	2.95	0.95

Net asset value, end of period	$19.97	$15.38	$24.57	$25.83	$22.88

Total Return[b]	29.84%	(37.40)%	(4.88)%	12.89%	4.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$186,007	$165,109	$328,995	$441,788	$466,931

Ratios to average net assets:
Net investment income	0.68%	0.66%	0.52%	0.33%	0.55%
Total expenses[c]	0.92%	0.90%	0.89%	0.90%	0.89%
Net expenses[d]	0.92%	0.90%	0.89%	0.90%	0.89%
Net expenses prior to custodian earnings credits and net of expense waivers	0.92%	0.90%	0.89%	0.90%	0.89%

Portfolio turnover rate	78%	142%[e]	14%	26%	37%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

[e]	Significant variation in the portfolio turnover rate is due to Investment Manager’s appointment of new portfolio manager for the Series.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Manager’s Commentary

February 15, 2010

Advised by:

To Our Shareholders:

Series B of the SBL Fund – Large Cap Value Series returned 26.50% during the year, leading the benchmark Russell 1000 Value Index’s return of 19.69%. The Series outperformed its peer group median return of 24.28%.

Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process with three clear philosophical tenets that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company. For Series B, we apply this philosophy to a broad range of value names.

Health Care and Industrials Top Performers

The Series’ health care sector led the portfolio due to superior security selection. While a slightly underweight position, holdings in the strategy increased 67% compared to a 23% return for the benchmark. Schering-Plough Corporation added the largest relative return to the sector while returns for Hospira, Inc. were 90%. Another contributor for the portfolio in the sector was Medco Health Solutions, Inc.

The Series has a significant overweight position in the industrials sector at 22%, more than double the 9% weight of the benchmark. Holdings in the sector for the portfolio outdistanced that of the Index 40% to 15%, respectively. Leaders for the portfolio were USG Corporation and Union Pacific Corporation, which increased 75% and 37%, respectively. Other contributing performers in the sector were General Electric Company and FedEx Corporation.

Financials and Consumer Discretionary Disappoint

The largest detractor from the portfolio was the financials sector due to underperforming stock selection. Capital One Financial Corporation dropped 71% during the period causing it to the be largest drag on performance for the sector. While JPMorgan Chase & Company gained 34% during the year, it was a significant underweight against the benchmark allowing the Index to increase its relative return. Finally, AON Corporation was a drag on portfolio performance due to its large relative overweight in a security that had negative returns.

The strategy’s consumer discretionary sector was an even weight position but held the portfolio back due to security selection. While the sector in the portfolio gained 27%, it was well short of the 47% return for the benchmark. Portfolio securities in the sector that detracted from performance were Lowe’s Companies, Inc., CBS Corporation (Cl B), and News Corporation (Cl A). Had the portfolio held CBS Corporation and News Corporation during the entire year, it would have realized the Index’s gains of 77% and 53%, respectively, rather than the actual 7% and 3% returns.

Market Outlook

Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Often times, volatility provides opportunity. We are maintaining flexibility in the portfolios to take advantage of these opportunities as they arise. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We are confident in our ability to find these companies.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark A. Mitchell, Portfolio Manager

Series B
Performance Summary	(Large Cap Value Series)
December 31, 2009	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series B (Large Cap Value Series) on December 31, 1999 and reflects the fees and expenses of Series B. The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Average Annual Returns

Periods Ended 12-31-09[1]	1 Year	5 Years	10 Years
Series B	26.50%	2.54%	0.78%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	7.22%
Consumer Staples	10.17
Energy	13.68
Financials	16.68
Health Care	8.96
Industrials	20.07
Information Technology	11.13
Materials	2.22
Telecommunication Services	1.30
Utilities	4.62
Exchange Traded Funds	1.01
Commercial Paper	1.25
Cash & Other Assets, Less Liabilities	1.69
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series B
December 31, 2009	(Large Cap Value Series)

	Shares	Value
COMMON STOCKS—97.1%
Aerospace & Defense—3.1%
Precision Castparts Corporation	4,180	$461,263
United Technologies Corporation	117,300	8,141,793

		8,603,056

Air Freight & Logistics—3.0%
FedEx Corporation	101,643	8,482,108

Application Software—1.1%
Synopsys, Inc.*	134,800	3,003,344

Asset Management & Custody Banks—1.5%
Bank of New York Mellon Corporation	151,400	4,234,658

Building Products—2.6%
USG Corporation*	528,000	7,418,400

Computer Hardware—2.5%
Hewlett-Packard Company	137,300	7,072,323

Construction Materials—0.5%
Vulcan Materials Company	25,400	1,337,818

Consumer Finance—0.2%
First Marblehead Corporation*	317,112	675,449

Data Processing & Outsourced Services—4.9%
Western Union Company	737,500	13,901,875

Department Stores—1.9%
JC Penney Company, Inc.	198,800	5,290,068

Diversified Banks—4.6%
U.S. Bancorp	277,806	6,253,413
Wells Fargo & Company	242,405	6,542,511

		12,795,924

Diversified Chemicals—1.7%
Dow Chemical Company	176,400	4,873,932

Drug Retail—2.1%
CVS Caremark Corporation	186,200	5,997,502

Electric Utilities—3.5%
Edison International	282,400	9,821,872

Electronic Manufacturing Services—2.4%
Tyco Electronics, Ltd.	273,950	6,725,473

Exchange Traded Funds—1.0%
iShares Russell 1000 Value Index Fund	49,500	2,840,805

Health Care Equipment—4.5%
Covidien plc	101,650	4,868,019
Hospira, Inc.*	148,000	7,547,999

		12,416,018

Health Care Services—2.0%
Medco Health Solutions, Inc.*	88,200	5,636,862

Home Improvement Retail—2.8%
Lowe’s Companies, Inc.	343,500	8,034,465

Hypermarkets & Super Centers—5.7%
Costco Wholesale Corporation	126,400	7,479,088
Wal-Mart Stores, Inc.	154,500	8,258,025

		15,737,113

Independent Power Producers & Energy Traders—1.1%
NRG Energy, Inc.*	133,500	3,151,935

Industrial Conglomerates—3.3%
McDermott International, Inc.*	379,900	9,121,399

Industrial Machinery—2.1%
Parker Hannifin Corporation	109,810	5,916,563

Insurance Brokers—2.0%
AON Corporation	147,900	5,670,486

Integrated Oil & Gas—7.1%
Chevron Corporation	98,600	7,591,214
ConocoPhillips	41,200	2,104,084
Exxon Mobil Corporation	151,700	10,344,423

		20,039,721

Integrated Telecommunication Services—1.3%
Windstream Corporation	331,932	3,647,933

Internet Software & Services—0.2%
AOL, Inc.*	21,593	502,685

Managed Health Care—1.8%
Aetna, Inc.	158,000	5,008,600

Movies & Entertainment—2.5%
Time Warner, Inc.	237,533	6,921,712

Oil & Gas Equipment & Services—2.6%
Halliburton Company	244,000	7,341,960

Oil & Gas Exploration & Production—1.7%
Chesapeake Energy Corporation	179,200	4,637,696

Oil & Gas Storage & Transportation—2.3%
Williams Companies, Inc.	300,700	6,338,756

Other Diversified Financial Services—1.0%
JPMorgan Chase & Company	69,469	2,894,773

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series B
December 31, 2009	(Large Cap Value Series)

	Shares	Value
COMMON STOCKS—97.1% (continued)
Pharmaceuticals—0.7%
Merck & Company, Inc.	56,170	$2,052,452

Property & Casualty Insurance—4.9%
Berkshire Hathaway, Inc.*	135	13,392,000

Railroads—2.7%
Union Pacific Corporation	120,000	7,668,000

Regional Banks—2.5%
BB&T Corporation	109,200	2,770,404
Fifth Third Bancorp	133,000	1,296,750
Regions Financial Corporation	575,500	3,044,395

		7,111,549

Research & Consulting Services—3.3%
Equifax, Inc.	295,500	9,127,994

Tobacco—2.4%
Altria Group, Inc.	108,000	2,120,040
Philip Morris International, Inc.	97,100	4,679,249

		6,799,289

TOTAL COMMON STOCKS (cost $262,147,025)		$272,244,568

	Principal Amount	Value
COMMERCIAL PAPER—1.2%
Automotive—1.2%
Toyota Motor Credit Corporation
0.03%, 01/04/2010[1]	$3,500,000	$3,499,991

TOTAL COMMERCIAL PAPER (cost $3,499,991)		$3,499,991

Total Investments—98.3%[2] (cost $265,647,016)		$275,744,559
Cash & Other Assets, Less Liabilities—1.7%		4,728,827

Total Net Assets—100.0%		$280,473,386

For federal income tax purposes the identified cost of investments owned at December 31, 2009 was $265,859,070.

plc	Public Limited Company

*	Non-income producing security

[1]	Value determined based on Level 2 inputs.

[2]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs.

The accompanying notes are an integral part of the financial statements

Series B

(Large Cap Value Series)

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value*	$275,744,559
Cash	5,589,947
Receivables:
Fund shares sold	204,743
Securities sold	959,225
Dividends	457,031
Prepaid expenses	5,473

Total assets	282,960,978

Liabilities:

Payable for:
Fund shares redeemed	133,054
Securities purchased	2,074,253
Management fees	155,170
Administration fees	22,768
Transfer agent/maintenance fees	2,083
Custodian fees	556
Directors’ fees	4,182
Professional fees	43,600
Other fees	51,926

Total liabilities	2,487,592

Net assets	$280,473,386

Net assets consist of:
Paid in capital	$441,314,284
Undistributed net investment income	2,616,829
Accumulated net realized loss on sale of investments	(173,555,270)
Net unrealized appreciation in value of investments	10,097,543

Net assets	$280,473,386

Capital shares authorized	unlimited
Capital shares outstanding	12,635,575
Net asset value per share (net assets divided by shares outstanding)	$22.20

* Investments, at cost	$265,647,016

Statement of Operations For Year Ended December 31, 2009
Investment Income:
Dividends	$4,664,091
Interest	11,183

Total investment income	4,675,274

Expenses:
Management fees	1,647,391
Administration fees	241,019
Transfer agent/maintenance fees	25,352
Custodian fees	10,111
Directors’ fees	23,688
Professional fees	48,545
Reports to shareholders	44,240
Other	18,099

Total expenses	2,058,445

Net investment income	2,616,829

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(21,745,604)
Options written	22,775

Net realized loss	(21,722,829)

Net unrealized appreciation (depreciation) during the year on:
Investments	77,753,258

Net unrealized appreciation	77,753,258

Net realized and unrealized gain	56,030,429

Net increase in net assets resulting from operations	$58,647,258

The accompanying notes are an integral part of the financial statements

Series B
Statement of Changes in Net Assets	(Large Cap Value Series)

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (decrease) in net assets from operations:
Net investment income	$2,616,829	$4,509,471
Net realized loss during the year on investments	(21,722,829)	(35,097,727)
Net unrealized appreciation (depreciation) during the year on investments	77,753,258	(128,705,287)

Net increase (decrease) in net assets resulting from operations	58,647,258	(159,293,543)

Capital share transactions:
Proceeds from sale of shares	40,712,808	97,567,905
Cost of shares redeemed	(69,858,540)	(167,274,870)

Net decrease from capital share transactions	(29,145,732)	(69,706,965)

Net increase (decrease) in net assets	29,501,526	(229,000,508)

Net assets:
Beginning of year	250,971,860	479,972,368

End of year	$280,473,386	$250,971,860

Undistributed net investment income at end of year	$2,616,829	$4,509,471

Capital share activity:
Shares sold	2,258,834	3,899,132
Shares redeemed	(3,921,822)	(6,778,642)

Total capital share activity	(1,662,988)	(2,879,510)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series B
Selected data for each share of capital stock outstanding throughout each year	(Large Cap Value Series)

	2009	2008	2007	2006	Year Ended December 31, 2005[a]
Per Share Data
Net asset value, beginning of period	$17.55	$27.94	$26.40	$21.64	$19.58

Income (loss) from investment operations:
Net investment income[b]	0.19	0.29	0.25	0.20	0.24
Net gain (loss) on securities (realized and unrealized)	4.46	(10.68)	1.29	4.56	1.82

Total from investment operations	4.65	(10.39)	1.54	4.76	2.06

Net asset value, end of period	$22.20	$17.55	$27.94	$26.40	$21.64

Total Return[c]	26.50%	(37.19)%	5.83%	22.00%	10.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$280,473	$250,972	$479,972	$480,683	$410,692

Ratios to average net assets:
Net investment income	1.03%	1.21%	0.90%	0.80%	0.98%
Total expenses[d]	0.81%	0.80%	0.79%	0.79%	0.84%
Net expenses[e]	0.81%	0.80%	0.79%	0.79%	0.84%
Net expenses prior to custodian earnings credits and net of expense waivers	0.81%	0.80%	0.79%	0.79%	0.84%

Portfolio turnover rate	16%	32%	29%	20%	99%

[a]

Security Global Investors (SGI), formerly Security Management Company, LLC, became the advisor of Series B effective June 30, 2005. Prior to June 30, 2005, SGI paid Dreyfus Corporation for sub-advisory services.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[d]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Manager’s Commentary

February 15, 2010

Advised by:

To Our Shareholders:

Series C of the SBL Fund – Money Market Series returned -0.37% for the year ended December 31, 2009, less than the benchmark I-Money Net Retail Tier 1 of 0.18% and the 0.13% performance of its peer group for the same period.

The Federal Reserve Board continues to hold rates near 0%, making it a challenge to maintain a positive yield. The Fed has signaled that it will continue to keep rates low in the near future.

Composition of Portfolio Assets

At December 31, 2009, the average maturity of the holdings in the Series was 84 days.

The Series’ assets were concentrated in commercial paper and U.S. government sponsored agency bonds and notes. At year-end, approximately 52% of the Series consisted of commercial paper and 48% in U.S. government/ agency obligations, less liabilities.

Market Review

A Federal Funds rate near 0% continued to be challenging for money market portfolios, as there was very little yield available. Bond markets were choppy in the first half of 2009 while the last half of the year was better due to less headline volatility. Unlike some peer competitors, the Series did not experience any security defaults that required firm backing.

While earnings were stronger and the economy improved in the third and fourth quarters, it remained necessary to manage the portfolio in a conservative manner since the economy was unable to gain a strong foothold. Adding to uncertainty were newly proposed SEC regulations regarding average weighted maturity, floating NAVs, liquidity constraints, and additional reporting requirements.

The Money Market Series does not invest in SIVs, or Structured Investment Vehicles securities. The manager remained focused on liquidity and credit quality, and the sub-prime mortgage securities never passed these tests. While a small portion of the portfolio was invested in asset-backed commercial paper, which posed no risk to the portfolio, we chose to take the conservative approach and keep exposure to this type of investment low.

Market Outlook

The upcoming year should prove to be another challenging year with respect to yields as the Federal Reserve has stated its intention to keep rates low for the foreseeable future. Our philosophy in managing the Money Market Series is to take a conservative approach that doesn’t add risk to the portfolio by reaching for marginal gains in yield. With the yield environment likely to remain as is for the time being, we will continue to manage the Series’ conservatively with expectations of low returns. As always, we will continue to monitor the economic and market conditions when deciding portfolio strategies and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in the Money Market Series.

We appreciate the confidence that you have placed in us and continue to focus on achieving the Series’ investment goals.

Sincerely,

Christina Fletcher, Portfolio Manager

Performance Summary	Series C (Money Market Series)
December 31, 2009	(unaudited)

PERFORMANCE

Portfolio Composition by Quality Ratings

Tier 1 Investments	99.43%
Cash & Other Assets, Less Liabilities	0.57
Total Net Assets	100.00%

Average Annual Returns

Periods Ended 12-31-09[1]	1 Year	5 Years	10 Years
Series C	(0.37)%	2.70%	2.56%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series C
December 31, 2009	(Money Market Series)

	Principal Amount	Value
ASSET BACKED SECURITIES—0.3%
Other Non-Agency—0.3%
Small Business Administration Pools
#503308, 0.75%, 2010[1,2,3]	$64,007	$64,007
#503343, 0.88%, 2010[1,2,3]	123,168	123,168
#503347, 0.88%, 2010[1,2,3]	72,840	72,839
#502353, 1.00%, 2010[1,2,3]	31,163	31,163
#503295, 0.75%, 2010[1,2,3]	67,972	67,189
#503303, 0.75%, 2010[1,2,3]	123,627	122,204

		$480,570

TOTAL ASSET BACKED SECURITIES (cost $482,896)		$480,570

	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES—51.4%
Federal Farm Credit Bank
0.17%, 5/26/2010[1,2]	$2,000,000	$1,999,988
0.50%, 6/1/2010[1]	2,000,000	2,002,938
0.22%, 7/9/2010[1]	2,000,000	1,997,934
0.20%, 8/3/2010[1]	3,120,000	3,115,610
0.40%, 10/1/2010[1]	3,000,000	2,996,451
0.45%, 10/21/2010[1]	2,000,000	1,998,098
0.39%, 12/1/2010[1]	2,500,000	2,495,658
0.38%, 12/1/2010[1]	3,000,000	2,994,519
Federal Home Loan Mortgage Corporation
0.57%, 1/8/2010[1],2	1,000,000	1,000,035
0.13%, 1/27/2010[1]	2,300,000	2,299,970
0.03%, 2/22/2010[1]	2,200,000	2,199,905
0.17%, 3/16/2010[1]	2,000,000	1,999,802
0.17%, 5/4/2010[1]	2,000,000	1,999,200
0.15%, 5/24/2010[1]	2,389,000	2,387,884
Federal Home Loan Bank
0.17%, 1/8/2010[1],2	1,000,000	1,000,002
0.50%, 8/24/2010[1,4]	1,500,000	1,500,062
0.51%, 10/28/2010[1]	3,035,000	3,033,491
0.55%, 11/3/2010[1]	2,000,000	1,999,638
0.40%, 12/27/2010[1]	2,000,000	1,996,228
0.45%, 12/29/2010[1]	2,000,000	1,996,964
0.41%, 12/29/2010[1]	2,000,000	1,996,178
0.45%, 12/30/2010[1]	2,000,000	1,996,950
0.16%, 1/14/2011[1,2]	2,000,000	1,998,946
Federal National Mortgage Association
0.20%, 1/22/2010[1]	2,000,000	1,999,980
0.21%, 2/8/2010[1,2]	3,000,000	3,000,651
0.17%, 2/24/2010[1]	1,300,000	1,299,945
0.05%, 4/1/2010[1]	1,154,000	1,153,721
0.18%, 5/12/2010[1]	2,000,000	1,999,146
0.18%, 5/26/2010[1]	1,528,000	1,527,277
0.17%, 7/13/2010[1,2]	1,800,000	1,799,809
0.20%, 8/2/2010[1]	2,000,000	1,997,200
0.30%, 9/13/2010[1]	2,000,000	1,996,500
0.31%, 10/1/2010[1]	1,100,000	1,097,608
0.34%, 11/1/2010[1]	3,500,000	3,490,344
0.38%, 12/1/2010[1]	3,600,000	3,587,753
0.40%, 12/2/2010[1]	4,900,000	4,883,280

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (cost $78,862,983)		$78,839,665

	Principal Amount	Value
COMMERCIAL PAPER—47.7%
Automotive—8.9%
American Honda Finance
0.20%, 01/05/2010[1]	$2,000,000	$1,999,955
0.17%, 01/13/2010[1]	2,600,000	2,599,854
0.15%, 01/26/2010[1]	2,000,000	1,999,792
0.15%, 01/27/2010[1]	1,000,000	999,892
Toyota Motor Credit Corporation
0.04%, 01/06/2010[1]	1,500,000	1,499,969
0.15%, 01/14/2010[1]	2,500,000	2,499,865
0.15%, 01/15/2010[1]	2,000,000	1,999,891

		13,599,218

Banking—3.7%
JP Morgan Chase & Company
0.14%, 01/19/2010[1]	2,000,000	1,999,860
JP Morgan Chase Funding
018% 01/19/2010[1,5]	2,500,000	2,499,776
0.17%, 01/26/2010[1,5]	1,200,000	1,199,843

		5,699,479

Brokerage—3.1%
Goldman Sachs Group, Inc.
0.15%, 01/21/2010[1]	2,000,000	1,999,801
0.11%, 01/22/2010[1]	1,500,000	1,499,904
0.11%, 01/25/2010[1]	1,300,000	1,299,905

		4,799,610

Electric—6.6%
FPL Group Capital, Inc.
0.14%, 01/11/2010[1,5]	1,700,000	1,699,934
0.15%, 01/13/2010[1,5]	1,200,000	1,199,940
0.12%, 01/15/2010[1,5]	1,200,000	1,199,944
0.15%, 01/20/2010[1,5]	3,500,000	3,499,715
Southern Company Funding Corporation
0.12%, 01/12/2010[1,5]	2,500,000	2,499,908

		10,099,441

Food & Beverage—8.1%
Cargill, Inc.
0.13%, 01/05/2010[1,5]	2,000,000	1,999,971
0.13%, 01/12/2010[1,5]	1,800,000	1,799,929
0.15%, 02/01/2010[1,5]	2,000,000	1,999,742
0.13%, 02/08/2010[1,5]	1,500,000	1,499,794
Coca-Cola Company
0.11%, 01/13/2010[1]	1,100,000	1,099,960
0.10%, 01/28/2010[1]	2,000,000	1,999,850
0.13%, 02/03/2010[1]	2,000,000	1,999,739

		12,398,985

Life Insurance—2.9%
General Reinsurance Corporation
0.12%, 01/21/2010[1]	3,000,000	2,999,795
Swiss Re Treasury U.S. Corporation
0.19%, 01/29/2010[1,5]	1,400,000	1,399,793

		4,399,588

Non U.S. Banking—3.3%
BNP Paribas Finance, Inc.
0.16%, 01/14/2010[1]	2,000,000	1,999,884

0.18%, 01/26/2010[1]	1,600,000	1,599,800
0.12%, 01/29/2010[1]	1,500,000	1,499,860

		5,099,544

Pharmaceuticals—11.1%
Abbott Laboratories
0.10%, 01/11/2010[1,5]	2,000,000	1,999,944

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series C
December 31, 2009	(Money Market Series)

	Principal Amount	Value
COMMERCIAL PAPER—47.7% (continued)
Pharmaceuticals—11.1% (continued)
Abbott Laboratories, Inc.
0.10%, 02/08/2010[1,5]	$1,985,000	$1,984,790
GlaxoSmithKline Finance plc
0.11%, 01/06/2010[1,5]	2,500,000	2,499,962
0.11%, 01/20/2010[1,5]	2,000,000	1,999,884
0.12%, 01/27/2010[1,5]	1,800,000	1,799,844
Johnson & Johnson, Inc.
0.16%, 04/19/2010[1,5]	2,000,000	1,998,898
0.15%, 04/20/2010[1,5]	2,200,000	2,198,770
0.20%, 05/25/2010[1,5]	2,500,000	2,497,563

		16,979,655

TOTAL COMMERCIAL PAPER (cost $73,076,385)		$73,075,520

Total Investments—99.4%[6] (cost $152,422,264)		$152,395,755
Cash & Other Assets, Less Liabilities—0.6%		865,881

Total Net Assets—100.0%		$153,261,636

For federal income tax purposes the identified cost of investments owned at December 31, 2009 was $152,422,264.

plc	Public Limited Company

[1]	Value determined based on Level 2 inputs.

[2]	Variable rate security. Rate indicated is rate effective at December 31, 2009.

[3]	Maturity date indicated is next interest reset date.

[4]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.

[5]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $39,477,944 (cost $39,478,768), or 25.8% of total net assets.

[6]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1.

The accompanying notes are an integral part of the financial statements

Series C

(Money Market Series)

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value*	$152,395,755
Cash	849,412
Receivables:
Fund shares sold	438,914
Securities sold	3,983
Interest	19,539
Prepaid expenses	3,540

Total assets	153,711,143

Liabilities:

Payable for:
Fund shares redeemed	324,292
Management fees	65,323
Administration fees	15,711
Transfer agent/maintenance fees	2,083
Custodian fees	438
Directors’ fees	2,285
Professional fees	15,375
Other fees	24,000

Total liabilities	449,507

Net assets	$153,261,636

Net assets consist of:
Paid in capital	$153,288,145
Net unrealized depreciation in value of investments	(26,509)

Net assets	$153,261,636

Capital shares authorized	unlimited
Capital shares outstanding	11,298,797
Net asset value per share (net assets divided by shares outstanding)	$13.56

* Investments, at cost	$152,422,264

Statement of Operations For Year Ended December 31, 2009
Investment Income:
Interest	923,773

Total investment income	923,773

Expenses:
Management fees	1,043,540
Administration fees	213,547
Transfer agent/maintenance fees	25,381
Custodian fees	18,350
Directors’ fees	21,611
Professional fees	24,398
Reports to shareholders	46,298
Other	10,618

Total expenses	1,403,743

Net investment loss	(479,970)

Net Unrealized Gain (Loss):
Net unrealized appreciation (depreciation) during the year on:
Investments	(209,951)

Net decrease in net assets resulting from operations	$(689,921)

The accompanying notes are an integral part of the financial statements

Series C
Statement of Changes in Net Assets	(Money Market Series)

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(479,970)	$4,249,459
Net unrealized appreciation (depreciation) during the year on investments	(209,951)	190,920

Net increase (decrease) in net assets resulting from operations	(689,921)	4,440,379

Capital share transactions:
Proceeds from sale of shares	191,606,637	533,443,332
Cost of shares redeemed	(305,973,233)	(438,227,047)

Net increase (decrease) from capital share transactions	(114,366,596)	95,216,285

Net increase (decrease) in net assets	(115,056,517)	99,656,664

Net assets:
Beginning of year	268,318,153	168,661,489

End of year	$153,261,636	$268,318,153

Undistributed net investment income at end of year	$—	$4,249,459

Capital share activity:
Shares sold	14,085,993	39,510,948
Shares redeemed	(22,496,450)	(32,452,086)

Total capital share activity	(8,410,457)	7,058,862

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series C
Selected data for each share of capital stock outstanding throughout each year	(Money Market Series	)

	2009	2008	2007	2006	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$13.61	$13.33	$12.73	$12.19	$11.87

Income (loss) from investment operations:
Net investment income (loss)[a]	(0.03)	0.26	0.60	0.45	0.33
Net gain (loss) on securities (realized and unrealized)	(0.02)	0.02	—	0.09	(0.01)

Total from investment operations	(0.05)	0.28	0.60	0.54	0.32

Net asset value, end of period	$13.56	$13.61	$13.33	$12.73	$12.19

Total Return[b]	(0.37)%	2.10%	4.71%	4.43%	2.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$153,262	$268,318	$168,661	$99,044	$71,655

Ratios to average net assets:
Net investment income (loss)	(0.23)%	1.94%	4.59%	4.43%	2.63%
Total expenses[c]	0.67%	0.65%	0.66%	0.68%	0.69%
Net expenses[d]	0.67%	0.65%	0.66%	0.68%	0.69%
Net expenses prior to custodian earnings credits and net of expense waivers	0.67%	0.65%	0.66%	0.68%	0.69%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Managers’ Commentary

February 15, 2010

Advised by:

To Our Shareholders

Series D of the SBL Fund – Global Series returned 19.73%, underperforming the benchmark, Morgan Stanley Capital International, Inc. (MSCI) World Index return of 29.99% and the peer group median return of 33.23%.

The SGI global team believes that excess return opportunities exist in global stock markets and that those opportunities are best identified and captured at the security level. Investing globally offers the greatest exposure to excess return opportunities while enhancing the ability to diversify risk. Successfully identifying and exploiting these opportunities requires thorough fundamental research. Superior stock selection continues to be the trademark for the team’s performance as selection effect accounts for nearly all the return of the portfolio.

The investment team employs a bottom-up approach to the global equity universe to identify and invest in the best opportunities around the world. The team melds sophisticated screening techniques, input from management meetings, and insights into global/regional trends to identify investment opportunities from around the world. Relative valuation and relative business momentum is a specific focus of the screening criteria. The team’s fundamental research is original and uses primary sources to substantiate forecasts and investment theses.

Energy and Information Technology Top Performers

The Global Series held an underweight position in energy during the year however, the sector was the best performing sector in the portfolio due to stock selection that generated 46% returns. A significant weight in Oil Search, Ltd. generated a return of 72%. Avoiding Exxon Mobil Corporation benefited performance as the stock dropped 13% during the period. Other gainers in the sector for the strategy included CNOOC, Ltd. and Transocean, Ltd.

As an even weight, the portfolio benefited from superior stock selection in the information technology sector, gaining 64% over the year. Check Point Software Technologies, Ltd., a significant holding during the period, gained 55% while Gree, Inc. soared 108%. Other sector holdings that contributed to performance include Google, Inc. (Cl A) and Tandberg ASA.

Consumer Staples, Consumer Discretionary, and Industrials Disappoint

The Series’ performance was especially hurt in the consumer staples, consumer discretionary, and industrials sectors, mainly due to security selection. As an over-weight position, the consumer staples holdings underperformed with a return of 10%. Holdings in Spartan Stores, Inc. and Winn-Dixie Stores, Inc. detracted from portfolio performance as both lost more than 40%. Other holdings hurting returns were Cal-Maine Foods, Inc. and Kirin Holdings Company, Ltd.

Performance in the strategy’s consumer discretionary sector did not keep pace with the benchmark even though it was up 19°%. Ubisoft Entertainment S.A., William Hill PLC, and Harley-Davidson, Inc. all posted negative returns for the strategy, even though two of the three were up significantly over the full period.

The largest industrials sector detractor was Foster Wheeler AG, which lost 56% during the year. Other holdings in the sector that pulled down performance include Brink’s Company, JGC Corporation, and Watson Wyatt Worldwide, Inc.

Market Outlook

The Series’ core strategy continues to focus on identifying companies with sustainable long-term earnings and cash flow, strong economic returns on invested capital, and healthy balance sheets. Our approach remains to identify the best possible investments in all phases of the market and economic cycle. The day-in day-out work of our analysts is speaking with companies around the world, interviewing their customers, suppliers and regulators and generating excess risk-adjusted returns through superior stock selection.

As we anticipated in last year’s report, unemployment did continue to rise and reached double digits. While global banking systems and economies appear to have stabilized, significant challenges remain. Foremost among these will be removal of the extraordinary measures taken by central banks and governments around the world to stimulate and re-liquefy economies. While growth has re-emerged in many areas of the world, the recovery remains fragile and measurement somewhat suspect.

We recognize there are many investment alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

David Whittall, Portfolio Manager

Scott Klimo, Portfolio Manager

Performance Summary	Series D (Global Series)
December 31, 2009	(unaudited)

PERFORMANCE

$10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series D (Global Series) on December 31, 1999 and reflects the fees and expenses of Series D. The MSCI World Index is an unmanaged capitalization-weighted index that is designed to measure global developed market equity performance.

Average Annual Returns

Periods Ended 12-31-09[1]	1 Year	5 Years	10 Years
Series D	19.73%	1.36%	2.50%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	10.17%
Consumer Staples	15.30
Energy	9.63
Financials	15.56
Health Care	8.73
Industrials	12.32
Information Technology	15.19
Materials	5.63
Telecommunication Services	0.46
Utilities	5.23
Exchange Traded Funds	0.77
Short Term Investments	0.78
Cash & Other Assets, Less Liabilities	0.23
Total Net Assets	100%

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series D
December 31, 2009	(Global Series)

	Shares	Value
COMMON STOCKS—54.3%
Airlines—2.8%
Alaska Air Group, Inc.*	64,400	$2,225,664
Allegiant Travel Company*	112,415	5,302,616

		7,528,280

Automotive Retail—0.8%
AutoNation, Inc.*	106,800	2,045,220

Cable & Satellite—1.7%
Time Warner Cable, Inc.	110,363	4,567,925

Communications Equipment—2.2%
Polycom, Inc.*	238,400	5,952,848

Computer Hardware—2.0%
Apple, Inc.*	26,117	5,507,031

Construction & Farm Machinery & Heavy Trucks—0.5%
Trinity Industries, Inc.	76,663	1,337,003

Data Processing & Outsourced Services—0.9%
Hewitt Associates, Inc.*	56,200	2,375,012

Diversified Banks—2.1%
ICICI Bank, Ltd. ADR	150,625	5,680,069

Education Services—2.3%
Corinthian Colleges, Inc.*	120,800	1,663,416
ITT Educational Services, Inc.*	46,705	4,481,812

		6,145,228

Electric Utilities—1.4%
Allegheny Energy, Inc.	68,800	1,615,424
Northeast Utilities	89,000	2,295,310

		3,910,734

Electrical Components & Equipment—1.7%
Suntech Power Holdings Company, Ltd. ADR*	272,503	4,531,725

Exchange Traded Funds—0.8%
iShares MSCI EAFE Index Fund	37,400	2,068,220

Gas Utilities—1.0%
UGI Corporation	109,300	2,643,967

General Merchandise Stores—0.8%
Dollar Tree, Inc.*	43,000	2,076,900

Health Care Services—4.1%
Express Scripts, Inc.*	92,200	7,970,689
Medco Health Solutions, Inc.*	44,800	2,863,168

		10,833,857

Home Entertainment Software—2.3%
Perfect World Company, Ltd. ADR*	95,700	3,774,408
Shanda Interactive Entertainment, Ltd. ADR*	44,900	2,362,189

		6,136,597

Home Improvement Retail—0.8%
Home Depot, Inc.	77,100	2,230,503

Household Products—1.9%
Kimberly-Clark Corporation	82,074	5,228,935

Independent Power Producers & Energy Traders—0.3%
Mirant Corporation*	61,900	945,213

Integrated Oil & Gas—1.3%
Occidental Petroleum Corporation	43,600	3,546,860

Life Sciences Tools & Services—3.1%
Life Technologies Corporation*	161,100	8,414,253

Multi-Line Insurance—0.7%
Hartford Financial Services Group, Inc.	77,400	1,800,324

Multi-Utilities—0.8%
Xcel Energy, Inc.	107,000	2,271,610

Oil & Gas Exploration & Production—1.3%
Forest Oil Corporation*	152,740	3,398,465

Oil & Gas Refining & Marketing—0.8%
World Fuel Services Corporation	77,600	2,078,904

Other Diversified Financial Services—1.8%
JPMorgan Chase & Company	118,878	4,953,646

Packaged Foods & Meats—0.8%
Campbell Soup Company	64,500	2,180,100

Paper Packaging—0.7%
Rock-Tenn Company	39,700	2,001,277

Pharmaceuticals—0.7%
Endo Pharmaceuticals Holdings, Inc.*	89,600	1,837,696

Property & Casualty Insurance—4.0%
ACE, Ltd.	124,135	6,256,404
Old Republic International Corporation	171,800	1,724,872
Tower Group, Inc.	32,400	758,484
W.R. Berkley Corporation	84,000	2,069,760

		10,809,520

Security & Alarm Services—0.6%
Brink’s Company	66,300	1,613,742

Specialty Stores—1.3%
Cabela’s, Inc.*	99,700	1,421,722
Tractor Supply Company*	40,200	2,128,992

		3,550,714

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series D
December 31, 2009	(Global Series)

	Shares	Value
COMMON STOCKS—54.3% (continued)
Systems Software—2.3%
Check Point Software Technologies *	187,067	$6,337,830

Tobacco—3.7%
Altria Group, Inc.	278,232	5,461,693
Philip Morris International, Inc.	94,861	4,571,352

		10,033,045

TOTAL COMMON STOCKS (cost $129,000,402)		$146,573,253

FOREIGN STOCKS—44.7%
Aerospace & Defense—2.6%
BAE Systems plc[1,2]	1,213,196	7,004,281

Automobile Manufacturers—2.5%
Honda Motor Company, Ltd.[1,2]	120,000	4,073,631
Renault S.A.[1,2]	54,036	2,768,542

		6,842,173

Diversified Banks—3.8%
DBS Group Holdings, Ltd.[1,2]	576,000	6,260,571
Standard Chartered plc[1,2]	164,678	4,140,113

		10,400,684

Electric Utilities—0.6%
Endesa S.A.[1,2]	47,182	1,625,075

Electrical Components & Equipment—2.8%
Prysmian SpA[1,2]	421,212	7,343,079

Fertilizers & Agricultural Chemicals—2.0%
Syngenta AG1,2	19,163	5,406,296

Food Retail—1.0%
Empire Company, Ltd.	29,804	1,352,408
Metro, Inc.	37,543	1,400,719

		2,753,127

Gold—1.4%
Randgold Resources, Ltd.[1,2]	48,145	3,836,118

Health Care Equipment—0.9%
Smith & Nephew plc[1,2]	242,798	2,499,005

Human Resources & Employment Services—1.4%
Seek, Ltd.[1,2]	634,078	3,915,615

Integrated Oil & Gas—1.9%
BG Group plc[1,2]	153,372	2,773,449
ENI SpA[1,2]	36,454	927,160
Repsol YPF S.A.[1,2]	61,074	1,636,829

		5,337,438

Integrated Telecommunication Services—0.5%
Telstra Corporation, Ltd.[1,2]	401,946	1,235,764

Internet Software & Services—2.6%
Gree, Inc.[1,2]	111,984	6,927,655

Life & Health Insurance—0.6%
CNP Assurances[1,2]	16,221	1,568,786

Multi-Utilities—1.0%
Veolia Environnement[1,2]	82,959	2,731,141

Office Electronics—0.5%
Neopost S.A.[1,2]	16,387	1,350,802

Oil & Gas Exploration & Production—3.8%
CNOOC, Ltd.1.,2	2,243,322	3,494,515
Oil Search, Ltd.[1,2]	1,244,315	6,822,460

		10,316,975

Oil & Gas Refining & Marketing—0.5%
Neste Oil Oyj[1,2]	75,521	1,340,320

Packaged Foods & Meats—5.7%
Marine Harvest[1,2]*	7,616,260	5,517,097
Parmalat SpA[1,2]	1,780,174	4,970,586
Toyo Suisan Kaisha, Ltd.[1,2]	220,703	5,092,286

		15,579,969

Property & Casualty Insurance—1.3%
Lancashire Holdings, Ltd.[1,2]	483,997	3,479,933

Regional Banks—0.6%
Seven Bank, Ltd.[1,2]	772	1,542,014

Semiconductor Equipment—2.4%
Tokyo Electron, Ltd.[1,2]	100,100	6,428,675

Specialized Finance—0.7%
Bolsas y Mercados Espanoles S.A.[1,2]	23,944	771,304
Osaka Securities Exchange Company, Ltd.[1,2]	213	1,015,813

		1,787,117

Steel—1.5%
Voestalpine AG1,2	108,959	3,975,640

Tobacco—2.1%
Imperial Tobacco Group plc[1,2]	176,120	5,550,923

TOTAL FOREIGN STOCKS (cost $109,375,770)		$120,778,605

	Principal Amount	Value
SHORT TERM INVESTMENTS—0.8%
State Street General Account U.S. Government Fund[1]	$2,109,842	$2,109,842

TOTAL SHORT TERM INVESTMENTS (cost $2,109,842)		$2,109,842

Total Investments—99.8%[3] (cost $240,486,014)		$269,461,700
Cash & Other Assets, Less Liabilities—0.2%		619,743

Total Net Assets—100.0%		$270,081,443

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series D
December 31, 2009	(Global Series)

INVESTMENT CONCENTRATION

At December 31, 2009, the investment diversification of the Series was as follows:

Country	% of Net Assets	Value
United States	44.4%	$119,740,470
Japan	9.4	25,080,074
United Kingdom	8.1	21,967,771
Italy	4.9	13,240,825
Switzerland	4.3	11,662,700
Cayman Islands	4.0	10,668,322
France	3.1	8,419,271
Papua New Guinea	2.5	6,822,460
Israel	2.3	6,337,830
Singapore	2.3	6,260,571
India	2.1	5,680,069
Norway	2.0	5,517,097
Australia	1.9	5,151,379
Spain	1.5	4,033,208
Austria	1.5	3,975,640
Jersey	1.4	3,836,118
Hong Kong	1.3	3,494,515
Bermuda	1.3	3,479,933
Canada	1.0	2,753,127
Finland	0.5	1,340,320

Total Investments	99.8	$269,461,700

For federal income tax purposes the identified cost of investments owned at December 31, 2009 was $241,875,662.

ADR	American Depositary Receipt
plc	Public Limited Company

*	Non-income producing security

[1]	Value determined based on Level 2 inputs.

[2]	Security was subject to the fair value trigger at December 31, 2009. The total market value off air valued securities amounts to $118,025,478 (cost $107,000,295) or 43.7% of total net assets.

[3]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs.

The accompanying notes are an integral part of the financial statements

Series D

(Global Series)

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value*	$269,461,700
Cash denominated in a foreign currency, at value**	679
Receivables:
Fund shares sold	309,922
Dividends	945,192
Foreign taxes recoverable	182,385
Prepaid expenses	5,452

Total assets	270,905,330

Liabilities:
Payable for:
Fund shares redeemed	421,821
Management fees	228,664
Administration fees	35,499
Transfer agent/maintenance fees	2,083
Custodian fees	4,279
Directors’ fees	3,710
Professional fees	57,250
Other fees	70,581

Total liabilities	823,887

Net assets	$270,081,443

Net assets consist of:
Paid in capital	$350,560,600
Undistributed net investment income	1,919,749
Accumulated net realized loss on sale of investments and foreign currency transactions	(111,362,797)
Net unrealized appreciation in value of investments and translation of assets and liabilities in foreign currencies	28,963,891

Net assets	$270,081,443

Capital shares authorized	unlimited
Capital shares outstanding	30,474,571
Net asset value per share (net assets divided by shares outstanding)	$8.86

* investments, at cost	$240,486,014
** Cash denominated in a foreign currency, at cost	678

Statement of Operations For Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign withholding tax $347,423)	$6,138,630
Interest	2,148

Total investment income	6,140,778

Expenses:
Management fees	2,566,995
Administration fees	390,656
Transfer agent/maintenance fees	25,352
Custodian fees	83,950
Directors’ fees	27,362
Professional fees	90,708
Reports to shareholders	54,090
Other	20,010

Total expenses	3,259,123

Net investment income	2,881,655

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	1,024,997
Foreign currency transactions	(961,906)

Net realized gain	63,091

Net unrealized appreciation (depreciation) during the year on:
Investments	42,167,814
Translation of assets and liabilities in foreign currencies	(1,636)

Net unrealized appreciation	42,166,178

Net realized and unrealized gain	42,229,269

Net increase in net assets resulting from operations	$45,110,924

The accompanying notes are an integral part of the financial statements

Statement of Changes in Net Assets	Series D (Global Series)

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (decrease) in net assets from operations:
Net investment income	$2,881,655	$4,539,604
Net realized gain (loss) during the year on investments and foreign currency transactions	63,091	(107,176,596)
Net unrealized appreciation (depreciation) during the year on investments and translation of assets and liabilities in foreign currencies	42,166,178	(87,984,897)

Net increase (decrease) in net assets resulting from operations	45,110,924	(190,621,889)

Capital share transactions:
Proceeds from sale of shares	26,124,600	71,253,122
Cost of shares redeemed	(77,119,578)	(154,842,547)

Net decrease from capital share transactions	(50,994,978)	(83,589,425)

Net decrease in net assets	(5,884,054)	(274,211,314)

Net assets:
Beginning of year	275,965,497	550,176,811

End of year	$270,081,443	$275,965,497

Undistributed net investment income at end of year	$1,919,749	$7,455,215

Capital share activity:
Shares sold	3,505,475	7,091,222
Shares redeemed	(10,300,582)	(15,639,694)

Total capital share activity	(6,795,107)	(8,548,472)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series D
Selected data for each share of capital stock outstanding throughout each year	(Global Series	)

	2009	2008[a]	2007[b]	2006	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$7.40	$12.01	$11.03	$9.40	$8.28

Income (loss) from investment operations:
Net investment income[c]	0.09	0.11	0.08	0.03	0.03
Net gain (loss) on securities (realized and unrealized)	1.37	(4.72)	0.90	1.60	1.09

Total from investment operations	1.46	(4.61)	0.98	1.63	1.12

Net asset value, end of period	$8.86	$7.40	$12.01	$11.03	$9.40

Total Return[d]	19.73%	(38.38%)	8.88%	17.34%	13.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$270,081	$275,965	$550,177	$571,006	$516,213

Ratios to average net assets:
Net investment income	1.12%	1.09%	0.67%	0.32%	0.30%
Total expenses[e]	1.27%	1.26%	1.26%	1.24%	1.24%
Net expenses[f]	1.27%	1.25%	1.26%	1.24%	1.24%
Net expenses prior to custodian earnings credits and net of expense waivers	1.27%	1.26%	1.26%	1.24%	1.24%

Portfolio turnover rate	317%	302%[g]	115%	23%	33%

[a]	SGI became the sub-advisor of Series D effective May 1, 2008. Prior to May 1, 2008, Security Investors (SI) paid Oppenheimer Funds for sub-advising 50% of Series D. SGI sub-advised the remaining 50%.
[b]

Security Global Investors, LLC (SGI) became sub-advisor of 50% of Series D effective August 1, 2007. OppenheimerFunds sub-advised the remaining 50%. Prior to August 1, 2007, OppenheimerFunds sub-advised the entire Series.

[c]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[d]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[e]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[f]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[g]	Significant variation in the portfolio turnover rate is due to the re-alignment of the Series portfolio following the appointment of SGI as sub-advisor.

The accompanying notes are an integral part of the financial statements

Manager’s Commentary

February 15, 2010

Advised by:

To Our Shareholders:

Series E of the SBL Fund – U.S. Intermediate Bond Series earned a return of 8.41%1 for the year ended December 31, 2009, outperforming the benchmark Barclays Capital Intermediate U.S. Government/Credit Index return of 5.24%.

The U.S. Intermediate Bond Series will primarily invest in a diversified portfolio of investment grade debt securities and maintain a dollar-weighted average duration of 3 to 10 years. The Series’ investment approach uses a bottom-up process in selecting asset classes and securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, cash flow, position in its market, capital structure, and general economic and market factors. Relative value analysis includes earnings growth, profitability trends, the issuer’s financial strength, and valuation analysis. Relative valuation also compares the credit risk and yield of a security to that of other securities of the same or another asset class.

Composition of Portfolio Assets

At the end of the year, the Series held 44% in corporate issues, 5% in mortgage-backed securities, 30% in U.S. government securities, and 16% in U.S. government sponsored agency bonds and notes. Other securities, such as asset-backed securities, preferred stock, and cash constituted 5% of the portfolio.

U.S. Intermediate Bond Market Review

Turbulent does not begin to describe 2009 in the fixed income markets. U.S. treasuries had their worst total return in thirty years after starting the year as the global investor’s safe haven of choice. U.S. investment grade bond issuance was approximately $1 trillion, a remarkable 30% improvement from 2008. Corporate bonds performed extremely well as supply served to strengthen the balance sheets of many financial institutions and also to extend the maturities of many high yield issuers, lessening their near-term principal repayment risk.

The U.S. Treasury and Federal Reserve each played a key role in unlocking what were once frozen credit markets in 2009. At the height of the credit freeze, investors were fearful that impending corporate debt maturities would go unpaid for fear of companies not being able to roll over their debt. Through a variety of programs and security purchases, the U.S. Treasury, FDIC, and Federal Reserve enabled corporations to once again issue debt and meet near-term obligations. Because this served to reduce implied default rates, corporations were then able to tender for other debt and amend covenants to their benefit, leaving many issuers with less onerous debt covenants and reduced near-term maturities.

Fixed-income factors we follow point to improving economic growth as the yield curve remains historically steep and monetary policy remains accommodative. The cost of capital is cheap, as interest rates remain very low with no sign of inflation. Therefore, companies are able to expand but it is through merger and acquisition activity rather than organic growth.

Market Outlook

Increased government bond issuance, particularly of longer duration securities, combined with the removal of a buyer (the Federal Reserve) that purchased approximately 20% of total new cash raised by the U.S. treasury in 2009, caused us to be underweight U.S. treasuries and agencies in 2010. We expect the trend of corporate out-performance versus U.S. treasuries to continue as we enter 2010. Therefore, we will continue to overweight corporate bonds and underweight U.S. treasuries as the improving credit trend plays out over the next 12 months.

The Federal Reserve’s U.S. treasury purchases have ended and its agency purchases are scheduled to end early in 2010, removing a significant source of demand from both markets. However, government bond supply will remain robust as JP Morgan forecasts nearly a 20% increase in gross issuance of coupon treasury securities in 2010. The U.S. treasury has also stated its intention to lengthen the average maturity of its debt. We will continue to monitor the economic and market conditions and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in the U.S. Intermediate Bond Series.

We recognize there are many investment fund alternatives available today and appreciate the confidence you place in us.

Sincerely,

Daniel Portanova, Portfolio Manager

[1]	Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced.

Series E
Performance Summary	(U.S. Intermediate Bond Series)
December 31, 2009	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series E (U.S. Intermediate Bond Series) on December 31, 1999 and reflects the fees and expenses of Series E. The Barclays Capital Intermediate U.S. Government Credit Index is an unmanaged Index that tracks U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturing of greater than or equal to 1 year and less than 10 years.

Average Annual Returns

Periods Ended 12-31-09[1]	1 Year	5 Years	10 Years
Series E	8.41%	1.50%	3.91%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Quality Ratings

(Based on Standard and Poor’s Ratings)

AAA	52.07%
AA	12.01
A	16.58
BBB	15.52
CCC	0.35
CC	0.21
Preferred Stock	0.17
Cash & Other Assets, Less Liabilities	3.09
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Performance Summary	Series E
December 31, 2009	(U.S. Intermediate Bond Series)

	Principal Amount	Value
CORPORATE BONDS—48.4%
Banking—6.5%
BOI Capital Funding No. 2, LP
5.57%, 2049[1,2,3,4]	$650,000	$273,000
Citigroup, Inc.
6.38%, 2014[1]	500,000	523,454
8.50%, 2019[1]	1,000,000	1,154,753
JPMorgan Chase & Company
4.65%, 2014[1]	2,000,000	2,106,877
6.30%, 2019[1]	1,000,000	1,100,077
Standard Chartered plc
6.41%, 2049[1,2,3,4]	1,750,000	1,389,019
Wells Fargo & Company
4.38%, 2013[1]	2,000,000	2,077,360

		8,624,540

Brokerage—2.9%
BlackRock, Inc.
6.25%, 2017[1]	1,500,000	1,612,835
Raymond James Financial, Inc.
8.60%, 2019[1]	2,000,000	2,163,710

		3,776,545

Building Materials—0.5%
CRH America, Inc.
6.95%, 2012[1]	600,000	649,926

Chemicals—4.2%
Airgas, Inc.
4.50%, 2014[1]	1,000,000	1,015,150
PPG Industries, Inc.
7.40%, 2019[1]	650,000	724,718
Praxair, Inc.
4.38%, 2014[1]	1,000,000	1,054,449
4.63%, 2015[1]	1,500,000	1,595,330
5.20%, 2017[1]	1,000,000	1,048,576

		5,438,223

Diversified Manufacturing—2.7%
Amphenol Corporation
4.75%, 2014[1]	2,000,000	2,000,702
ITT Corporation
4.90%, 2014[1]	1,500,000	1,571,783

		3,572,485

Electric—4.0%
American Water Capital Corporation
6.09%, 2017[1]	3,000,000	3,134,711
Arizona Public Service Company
6.38%, 2011[1]	600,000	642,293
Cincinnati Gas & Electric
5.70%, 2012[1]	600,000	650,716
East Coast Power LLC
7.07%, 2012[1]	77,467	80,425
Oncor Electric Delivery Company
6.38%, 2015[1]	600,000	654,503

		5,162,648

Entertainment—0.6%
Walt Disney Company
4.50%, 2013[1]	700,000	743,572

Financial Companies—Noncaptive
Consumer—0.3%
Residential Capital LLC
8.50%, 2012[1]	650,000	455,000

Financial Companies—Noncaptive Diversified—1.7%
General Electric Capital Corporation
6.00%, 2012[1]	2,000,000	2,155,814

Food & Beverage—3.4%
Brown-Forman Corporation
5.00%, 2014[1]	2,000,000	2,101,968
General Mills, Inc.
5.25%, 2013[1]	1,000,000	1,078,840
5.70%, 2017[1]	1,200,000	1,297,744

		4,478,552

Independent Energy—1.3%
Devon Financing Corporation ULC
6.88%, 2011[1]	1,600,000	1,738,104

Industrial—Other—1.2%
Johns Hopkins University
5.25%, 2019[1]	1,500,000	1,560,225

Insurance—Life—0.8%
RenaissanceRe Holdings, Ltd.
5.88%, 2013[1]	1,000,000	1,014,986

Insurance—Property & Casualty—1.5%
Berkshire Hathaway Finance Corporation
4.75%, 2012[1]	1,800,000	1,918,919

Integrated Energy—2.8%
BP Capital Markets plc
5.25%, 2013[1]	2,000,000	2,178,458
Statoil ASA
2.90%, 2014[1]	1,500,000	1,493,796

		3,672,254

Media—Cable—3.7%
Omnicom Group, Inc.
6.25%, 2019[1]	4,500,000	4,854,821

Natural Gas Pipelines—0.1%
Express Pipeline, LP
6.47%, 2013[1,3,4]	136,000	137,550

Pharmaceuticals—4.3%
AstraZeneca plc
5.90%, 2017[1]	1,750,000	1,944,549
GlaxoSmithKline Capital, Inc.
4.85%, 2013[1]	500,000	536,725
Novartis Securities Investment, Ltd.
5.13%, 2019[1]	1,000,000	1,050,526
Wyeth
5.50%,2013[1]	2,000,000	2,174,575

		5,706,375

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series E
December 31, 2009	(U.S. Intermediate Bond Series)

	Principal Amount	Value
CORPORATE BONDS—48.4% (continued)
Restaurants—1.6%
Starbucks Corporation
6.25%, 2017[1]	$2,000,000	$2,115,316

Technology—0.8%
Microsoft Corporation
2.95%, 2014[1]	1,000,000	1,010,712

Telecommunications—Wireless—1.1%
AT&T, Inc.
4.85%, 2014[1]	1,300,000	1,382,284

Transportation Services—0.8%
United Parcel Service, Inc.
3.88%, 2014[1]	1,000,000	1,038,974

U.S. Banking—1.6%
American Express Bank FSB
3.15%, 2011[1]	2,000,000	2,066,936

TOTAL CORPORATE BOND (cost $61,144,860)		$63,274,761

	Principal Amount	Value
PREFERRED STOCK—0.2%
Insurance Brokers—0.2%
Woodbourne Capital Trust I
1.53%, 2049[2,3,5,6]	300,000	56,176
Woodbourne Capital Trust II
1.57%, 2049[2,3,5,6]	300,000	56,177
Woodbourne Capital Trust III
1.58%, 2049[2,3,5,6]	300,000	56,177
Woodbourne Capital Trust IV
1.58%, 2049[2,3,5,6]	300,000	56,176

		224,706

TOTAL PREFERRED STOCK (cost $1,205,796)		$224,706

	Principal Amount	Value
MORTGAGE BACKED SECURITIES—2.8%
Other Non-Agency—2.8%
C.M.O.’s—2.8%
Chase Mortgage Finance Corporation
2005-A1 2A2, 5.23%, 2035[1,2]	$998,286	$921,927
Homebanc Mortgage Trust
2006-1, 3.74%, 2037[1,2]	1,176,297	722,395
JP Morgan Alternative Loan Trust
2006-S3, 6.00%, 2036[1]	3,000,000	1,775,543
JP Morgan Mortgage Trust
2006-A3, 3.97%, 2036[1,2]	307,927	260,922

		3,680,787

		3,680,787

U.S. Government Sponsored Agencies—0.0%
C.M.O.’s—0.0%
Federal Home Loan Mortgage Corporation
FHR 188 H, 7.00%, 2021[1]	996	1,086
Federal National Mortgage Association
FNR 1990-68 J, 6.95%, 2020 [1]	2,442	2,675
FNR 1990-103 K, 7.50%, 2020[1]	919	984

		4,745

		4,745

U.S. Government Sponsored Securities—0.0%
Pass Through’s—0.0%
Government National Mortgage Association
#518436, 7.25%, 2029[1]	18,389	20,595

		20,595

TOTAL MORTGAGE BACKED SECURITIES (cost $5,500,927)		$3,706,127

	Principal Amount	Value
ASSET BACKED SECURITIES—0.3%
Home Equity Loans—0.3%
Credit-Based Asset Servicing and Securitization LLC
2005-CB5, 0.49%, 2035[1,2]	$427,933	$396,870

TOTAL ASSET BACKED SECURITIES (cost $427,933)		$396,870

	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES—15.7%
Federal Home Loan Bank
0.80%, 4/30/2010[1]	$4,000,000	$4,008,500
1.63%, 3/16/2011[1]	9,000,000	9,095,876
3.63%, 10/18/2013[1]	1,500,000	1,571,306
5.25%, 6/18/2014[1]	1,500,000	1,666,367
5.00%, 12/21/2015[1]	2,000,000	2,156,182
Federal Home Loan Mortgage Corporation
3.75%, 3/27/2019[1]	2,000,000	1,960,842

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (cost $20,463,714)		$20,459,073

Schedule of Investments	Series E
December 31, 2009	(U.S. Intermediate Bond Series)

	Principal Amount	Value
U.S. GOVERNMENT SECURITIES—29.5%
U.S. Treasury Notes
2.00%, 2/28/2010	$7,500,000	$7,521,390
0.88%, 5/31/2011	2,250,000	2,252,725
1.38%, 4/15/2012	4,500,000	4,504,221
1.50%, 7/15/2012	6,500,000	6,510,152
3.63%, 12/31/2012	2,000,000	2,114,844
2.50%, 3/31/2013	5,500,000	5,625,037
3.25%, 6/30/2016	4,500,000	4,513,010
2.75%, 2/15/2019	3,250,000	2,992,031
3.13%, 5/15/2019	1,600,000	1,515,250
3.38%, 11/15/2019	1,000,000	961,880

TOTAL U.S. GOVERNMENT SECURITIES (cost $38,645,707)		$38,510,540

Total Investments—96.9%[7] (cost $127,388,937)		$126,572,077
Cash & Other Assets, Less Liabilities—3.1%		3,996,558

Total Net Assets—100.0%		$130,568,635

For federal income tax purposes the identified cost of investments owned at December 31, 2009 was $128,623,894.

plc	Public Limited Company

[1]	Value determined based on Level 2 inputs.

[2]	Variable rate security. Rate indicated is rate effective at December 31, 2009.

[3]	Security was acquired through a private placement.

[4]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $1,799,569 (cost $2,526,889), or 1.4% of total net assets.

[5]	Value determined based on Level 3 inputs.

[6]	Security was fair valued by the Valuation Committee at December 31, 2009. The total market value of fair valued securities amounts to $224,706, (cost $1,205,796) or 0.2% of total net assets.

[7]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs.

The accompanying notes are an integral part of the financial statements

Series E
(U.S. Intermediate Bond Series)

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value*	$126,572,077
Cash	2,430,992
Receivables:
Fund shares sold	398,535
Securities sold	75,875
Interest	1,264,277
Prepaid expenses	2,746

Total assets	130,744,502

Liabilities:

Payable for:
Fund shares redeemed	63,602
Management fees	66,763
Administration fees	12,671
Transfer agent/maintenance fees	2,083
Custodian fees	941
Directors’ fees	1,762
Professional fees	13,762
Other fees	14,283

Total liabilities	175,867

Net assets	$130,568,635

Net assets consist of:
Paid in capital	$146,756,551
Undistributed net investment income	2,568,703
Accumulated net realized loss on sale of investments	(17,939,759)
Net unrealized depreciation in value of investments	(816,860)

Net assets	$130,568,635

Capital shares authorized	unlimited
Capital shares outstanding	10,671,548
Net asset value per share (net assets divided by shares outstanding)	$12.24

* Investments, at cost	$127,388,937

Statement of Operations

For Year Ended December 31, 2009

Investment Income:
Dividends	$59,471
Interest	4,308,293

Total investment income	4,367,764

Expenses:
Management fees	850,765
Administration fees	115,030
Transfer agent/maintenance fees	25,321
Custodian fees	6,337
Directors’ fees	12,063
Professional fees	16,989
Reports to shareholders	14,667
Other	5,552

Total expenses	1,046,724
Expenses waived	(170,154)

Net expenses	876,570

Net investment income	3,491,194

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(9,761,362)

Net realized loss	(9,761,362)

Net unrealized appreciation (depreciation) during the year on:
Investments	15,320,180

Net unrealized appreciation	15,320,180

Net realized and unrealized gain	5,558,818

Net increase in net assets resulting from operations	$9,050,012

The accompanying notes are an integral part of the financial statements

Series E
Statement of Changes in Net Assets	(U.S. Intermediate Bond Series)

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (decrease) in net assets from operations:
Net investment income	$3,491,194	$5,515,405
Net realized loss during the year on investments	(9,761,362)	(3,305,573)
Net unrealized appreciation (depreciation) during the year on investments	15,320,180	(12,398,639)

Net increase (decrease) in net assets resulting from operations	9,050,012	(10,188,807)

Capital share transactions:
Proceeds from sale of shares	71,807,375	46,877,829
Cost of shares redeemed	(49,358,471)	(59,271,743)

Net increase (decrease) from capital share transactions	22,448,904	(12,393,914)

Net increase (decrease) in net assets	31,498,916	(22,582,721)

Net assets:
Beginning of year	99,069,719	121,652,440

End of year	$130,568,635	$99,069,719

Undistributed net investment income at end of year	$2,568,703	$4,539,597

Capital share activity:
Shares sold	6,109,866	3,844,656
Shares redeemed	(4,215,010)	(4,911,549)

Total capital share activity	1,894,856	(1,066,893)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series E
Selected data for each share of capital stock outstanding throughout each year	(U.S. Intermediate Bond Series)

	2009	2008[a]	2007	2006	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$11.29	$12.36	$12.01	$11.57	$11.36

Income (loss) from investment operations:
Net investment income[b]	0.37	0.58	0.60	0.63	0.49
Net gain (loss) on securities (realized and unrealized)	0.58	(1.65)	(0.25)	(0.19)	(0.28)

Total from investment operations	0.95	(1.07)	0.35	0.44	0.21

Net asset value, end of period	$12.24	$11.29	$12.36	$12.01	$11.57

Total Return[c]	8.41%	(8.66)%	2.91%	3.80%	1.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$130,569	$99,070	$121,652	$151,311	$159,386

Ratios to average net assets:
Net investment income	3.08%	4.80%	4.90%	4.67%	4.23%
Total expenses[d]	0.92%	0.93%	0.91%	0.93%	0.92%
Net expenses[e]	0.77%	0.78%	0.76%	0.78%	0.77%
Net expenses prior to custodian earnings credits and net of expense waivers	0.77%	0.78%	0.76%	0.78%	0.77%

Portfolio turnover rate	76%[f]	34%	31%	64%	60%

[a]	Effective November 24, 2008 the Series name became U.S. Intermediate Bond Series. Prior to November 24, 2008 the Series was known as the Diversified Income Series.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[d]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

[f]	Significant variation in the portfolio turnover rate is due to Investment Manager’s appointment of new portfolio manager for the Series.

The accompanying notes are an integral part of the financial statements

Manager’s Commentary

February 15, 2010

Advised by:

To Our Shareholders:

Series H of the SBL Fund – Enhanced Index Series returned 26.65%1 for the year ended December 31, 2009, in line with the S&P 500 Index gain of 26.46% but less than the peer group of 27.77%.

Our investment strategy is predicated on the philosophy that, over the long-term, intrinsic value is an anchor for stock prices, but behavioral biases, trends, bubbles, and busts can cause significant short-term deviations.

Market Overview

The U.S. market rose more than 25% in 2009, providing a significant rebound from the 2008 drop. On March 9, 2009 the market fell to a valuation first reached 13 years prior, in 1996. Since 1996, the U.S. GDP had grown by more than 6 trillion dollars, more than 75%, yet the market capitalization of the S&P 500 was unchanged. Equity values conveyed expectations as low as we had recorded since our data starting point in 1963. On a normalized earnings basis we calculated a risk premium above 20%. Valuations didn’t matter; investors would not hold risky assets, so prices fell regardless of underlying assets and earning potential. Risk played a dominant role to valuations and capital preservation superseded all other motivations.

Fund Review

Accordingly, our process is anchored with our value model and incorporates other factors to measure the strength and legitimacy of different market waves and currents. In February 2009 most empirical evidence clearly pointed towards a significant dislocation of intrinsic value from stock price. We observed the largest spread between valuations and earnings power than at any point in our research, dating back to 1963. The empirical evidence supported our view that value stocks were, inexpensive and presented a significant opportunity. Meanwhile, our other alpha factors intended to provide sentiment indications appeared relatively expensive, arguing higher quality and momentum stocks were significantly overpriced relative to riskier stocks. We positioned our portfolio to take advantage of the dislocation by increasing our exposure to inexpensive stocks and decreasing our exposure to the high quality positive momentum stocks. In hindsight our timing looks fortuitous; however through March 9, 2009, it looked disastrously early. Despite early underperformance, we trusted (with verification) the empirical evidence and remained relatively over-exposed to the market rally, which led to our outperformance over the final 9 months of the year.

Calendar year 2009 presented a market with enormous risk and commensurate price dislocations exploitable primarily through factor rotation or market timing. To our benefit we realized significant positive performance from our value model but with it came disastrous performance of our other factors. While we certainly could not have predicted the magnitudes of performance spreads, we expected the divergent factor performance because the signals had reached all-time price dislocations and correlation between value and the other factors was at an all-time low, meaning virtually no attractively valued stocks exhibited improving fundamentals, quality or momentum characteristics in January 2009.

Market Outlook

We have now transitioned to a more normal environment; correlations and factor prices are not at severe dislocations. Accordingly, we expect a more normal outcome for 2010, where stocks exhibiting value characteristics along with improving fundamentals outperform the market.

Thank you for your business and the confidence you place in us.

Sincerely,

Peter C. Stournaras, Portfolio Manager,

Northern Trust Investments

[1]	Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced.

Series H
Performance Summary	(Enhanced Index Series)
December 31, 2009	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series H (Enhanced Index Series) on December 31, 1999 and reflects the fees and expenses of Series H. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Average Annual Returns

Periods Ended 12-31-09[1]	1 Year	5 Years	10 Years
Series H	26.65%	(0.62)%	(1.98)%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	9.38%
Consumer Staples	11.02
Energy	11.22
Financials	13.09
Health Care	12.44
Industrials	10.01
Information Technology	19.12
Materials	3.52
Telecommunication Services	3.15
Utilities	3.79
Preferred Stock	0.73
U.S. Government Sponsored Securities	0.23
Cash & Other Assets, Less Liabilities	2.30
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series H
December 31, 2009	(Enhanced Index Series)

	Shares	Value
COMMON STOCKS—96.8%
Advertising—0.6%
Interpublic Group of Companies, Inc.*	6,848	$50,538
Omnicom Group, Inc.	5,867	229,693

		280,231

Aerospace & Defense—3.2%
Boeing Company	222	12,017
General Dynamics Corporation	4,163	283,792
Honeywell International, Inc.	1,809	70,913
ITT Corporation	3,935	195,727
L-3 Communications Holdings, Inc.	1,796	156,162
Lockheed Martin Corporation	1,177	88,687
Raytheon Company	5,174	266,564
United Technologies Corporation	6,353	440,961

		1,514,823

Agricultural Products—0.3%
Archer-Daniels-Midland Company	3,831	119,949

Air Freight & Logistics—0.5%
FedEx Corporation	1,595	133,103
United Parcel Service, Inc. (Cl.B)	1,908	109,462

		242,565

Apparel Retail—1.1%
Gap, Inc.	9,701	203,236
Ltd. Brands, Inc.	10,887	209,466
TJX Companies, Inc.	2,286	83,553

		496,255

Apparel, Accessories & Luxury Goods—0.2%
V.F. Corporation	1,482	108,542

Asset Management & Custody Banks—0.5%
Ameriprise Financial, Inc.	3,379	131,173
Franklin Resources, Inc.	28	2,950
Legg Mason, Inc.	3,138	94,642

		228,765

Automobile Manufacturers—0.3%
Ford Motor Company*	14,309	143,090

Biotechnology—1.3%
Amgen, Inc.*	7,773	439,719
Gilead Sciences, Inc.*	4,366	188,960

		628,679

Broadcasting—0.1%
CBS Corporation (CI.B)	2,498	35,097

Building Products—0.1%
Masco Corporation	3,751	51,801

Cable & Satellite—0.3%
Comcast Corporation	3,728	62,854
DIRECTV*	2,713	90,479

		153,333

Coal & Consumable Fuels—0.1%
Peabody Energy Corporation	1,526	68,990

Commercial Printing—0.4%
RR Donnelley & Sons Company	9,040	201,321

Communications Equipment—2.5%
Cisco Systems, Inc.*	33,891	811,350
Harris Corporation	4,238	201,517
Motorola, Inc.	551	4,276
Qualcomm, Inc.	4,225	195,449

		1,212,592

Computer & Electronics Retail—0.4%
Best Buy Company, Inc.	1,919	75,724
RadioShack Corporation	6,806	132,717

		208,441

Computer Hardware—5.7%
Apple, Inc.*	3,373	711,231
Dell, Inc.*	17,992	258,365
Hewlett-Packard Company	13,698	705,584
International Business Machines Corporation	7,494	980,964
Sun Microsystems, Inc.*	907	8,499

		2,664,643

Computer Storage & Peripherals—0.7%
EMC Corporation*	10,722	187,313
Western Digital Corporation*	3,119	137,704

		325,017

Construction & Engineering—0.1%
Fluor Corporation	964	43,418
Jacobs Engineering Group, Inc.*	162	6,093

		49,511

Construction & Farm Machinery & Heavy Trucks—0.0%
Caterpillar, Inc.	292	16,641

Consumer Finance—0.9%
American Express Company	3,382	137,039
Capital One Financial Corporation	6,351	243,497
SLM Corporation*	3,300	37,191

		417,727

Data Processing & Outsourced Services—0.8%
Computer Sciences Corporation*	3,827	220,167
Convergys Corporation*	267	2,870
Fidelity National Information Services, Inc.	5,811	136,210
Total System Services, Inc.	1,073	18,531
Western Union Company	761	14,345

		392,123

Department Stores—0.7%
JC Penney Company, Inc.	6,032	160,512
Sears Holdings Corporation*	2,326	194,104

		354,616

Distributors—0.1%
Genuine Parts Company	1,518	57,623

Diversified Banks—2.1%
Comerica, Inc.	5,309	156,987
U.S. Bancorp	2,052	46,191
Wells Fargo & Company	29,626	799,605

		1,002,783

Diversified Chemicals—0.8%
Eastman Chemical Company	3,134	188,792

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series H
December 31, 2009	(Enhanced Index Series)

	Shares	Value
COMMON STOCKS—96.8% (continued)
Diversified Chemicals—0.8% (continued)
PPG Industries, Inc.	3,453	$202,139

		390,931

Diversified Metals & Mining—0.3%
Freeport-McMoRan Copper & Gold, Inc. (CI.B)	1,567	125,814

Drug Retail—0.9%
CVS Caremark Corporation	8,054	259,419
Walgreen Company	4,973	182,609

		442,028

Electric Utilities—1.5%
American Electric Power Company, Inc.	3,535	122,983
Edison International	6,300	219,114
Exelon Corporation	892	43,592
FirstEnergy Corporation	5,121	237,871
PPL Corporation	2,893	93,473

		717,033

Electrical Components & Equipment—0.7%
Emerson Electric Company	7,326	312,088

Electronic Manufacturing Services—0.4%
Jabil Circuit, Inc.	10,615	184,383

Fertilizers & Agricultural Chemicals—0.5%
CF Industries Holdings, Inc.	2,207	200,351
Monsanto Company	578	47,252

		247,603

Food Retail—0.2%
Safeway, Inc.	4,649	98,977

Gas Utilities—0.4%
Nicor, Inc.	4,292	180,693

General Merchandise Stores—0.6%
Big Lots, Inc.*	7,050	204,309
Target Corporation	2,140	103,512

		307,821

Health Care Distributors—0.9%
AmerisourceBergen Corporation	7,932	206,787
McKesson Corporation	3,896	243,500

		450,287

Health Care Equipment—1.9%
Baxter International, Inc.	24	1,408
CR Bard, Inc.	342	26,642
Hospira, Inc.*	3,771	192,321
Intuitive Surgical, Inc.*	254	77,043
Medtronic, Inc.	9,280	408,135
Stryker Corporation	2,793	140,683

		846,232

Health Care Services—0.6%
Medco Health Solutions, Inc.*	4,774	305,106

Health Care Technology—0.0%
IMS Health, Inc.	881	18,554

Home Improvement Retail—0.9%
Home Depot, Inc.	14,015	405,454

Hotels, Resorts & Cruise Lines—0.1%
Carnival Corporation*	1,578	50,007

Household Appliances—0.4%
Whirlpool Corporation	2,513	202,699

Household Products—2.1%
Colgate-Palmolive Company	362	29,738
Kimberly-Clark Corporation	4,644	295,869
Procter & Gamble Company	11,912	722,225

		1,047,832

Hypermarkets & Super Centers—1.5%
Wal-Mart Stores, Inc.	13,073	698,752

Independent Power Producers & Energy Traders—0.4%
Constellation Energy Group, Inc.	5,897	207,397

Industrial Conglomerates—2.4%
3M Company	5,554	459,149
General Electric Company	46,364	701,488

		1,160,637

Industrial Machinery—1.4%
Dover Corporation	4,882	203,140
Eaton Corporation	2,875	182,908
Illinois Tool Works, Inc.	3,579	171,756
Parker Hannifin Corporation	341	18,373
Stanley Works	1,569	80,819

		656,996

Industrial REIT’s—0.4%
ProLogis	14,766	202,147

Integrated Oil & Gas—7.6%
Chevron Corporation	11,527	887,464
ConocoPhillips	9,408	480,467
Exxon Mobil Corporation[1]	24,898	1,697,795
Marathon Oil Corporation	2,517	78,581
Occidental Petroleum Corporation	5,864	477,036

		3,621,343

Integrated Telecommunication Services—3.1%
AT&T, Inc.	33,954	951,731
Qwest Communications International, Inc.	49,367	207,835
Verizon Communications, Inc.	10,140	335,938

		1,495,504

Internet Retail—0.3%
Amazon.com, Inc.*	1,234	165,998

Internet Software & Services—2.3%
AOL, Inc.*	138	3,213
eBay, Inc.*	9,403	221,347

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series H
December 31, 2009	(Enhanced Index Series)

	Shares	Value
COMMON STOCKS—96.8% (continued)
Internet Software & Services—2.3% (continued)
Google, Inc.*	1,232	$763,815
Yahoo!, Inc.*	7,272	122,024

		1,110,399

Investment Banking & Brokerage—1.2%
Goldman Sachs Group, Inc.	3,339	563,757

Life & Health Insurance—0.7%
Lincoln National Corporation	3,021	75,162
MetLife, Inc.	3,062	108,242
Prudential Financial, Inc.	248	12,340
Torchmark Corporation	81	3,560
Unum Group	6,294	122,859

		322,163

Life Sciences Tools & Services—0.4%
Thermo Fisher Scientific, Inc.*	2,008	95,761
Waters Corporation*	1,512	93,684

		189,445

Managed Health Care—0.7%
Coventry Health Care, Inc.*	1,173	28,492
UnitedHealth Group, Inc.	6,595	201,016
WellPoint, Inc.*	2,120	123,575

		353,083

Metal & Glass Containers—0.0%
Ball Corporation	125	6,463

Movies & Entertainment —1.4%
News Corporation*	8,591	117,611
Time Warner, Inc.	1,528	44,526
Viacom, Inc. (CI.B)*	8,074	240,039
Walt Disney Company	6,931	223,524

		625,700

Multi-Line Insurance—0.6%
Genworth Financial, Inc.*	2,755	31,269
Loews Corporation*	6,572	238,892

		270,161

Multi-Utilities—1.5%
CenterPoint Energy, Inc.	13,027	189,022
DTE Energy Company	4,819	210,059
Public Service Enterprise Group, Inc.	3,694	122,826
Sempra Energy	3,071	171,915

		693,822

Office Services & Supplies—0.4%
Avery Dennison Corporation	4,590	167,489

Oil & Gas Drilling—1.0%
Ensco International plc ADR	4,221	168,587
Nabors Industries, Ltd.*	9,074	198,630
Rowan Companies, Inc.	4,610	104,370

		471,587

Oil & Gas Equipment & Services—1.1%
FMC Technologies, Inc.*	525	30,366
National Oilwell Varco, Inc.	5,737	252,944
Schlumberger, Ltd.	3,399	221,241

		504,551

Oil & Gas Exploration & Production—0.9%
Anadarko Petroleum Corporation	484	30,211
Chesapeake Energy Corporation	4,337	112,242
XTO Energy, Inc.	6,534	304,027

		446,480

Oil & Gas Storage & Transportation—0.5%
El Paso Corporation	975	9,584
Williams Companies, Inc.	10,638	224,249

		233,833

Other Diversified Financial Services—3.9%
Bank of America Corporation	33,863	509,976
Citigroup, Inc.	52,093	172,428
JPMorgan Chase & Company	21,159	881,695
Morgan Stanley	11,291	334,214

		1,898,313

Packaged Foods & Meats—1.8%
Campbell Soup Company	5,433	183,635
Kellogg Company	4,178	222,270
Kraft Foods, Inc.	3,224	87,628
Sara Lee Corporation	16,687	203,248
Tyson Foods, Inc.	13,084	160,541

		857,322

Paper Packaging—0.5%
Bemis Company, Inc.	2,468	73,176
Sealed Air Corporation	7,895	172,585

		245,761

Paper Products—0.8%
International Paper Company	9,076	243,055
MeadWestvaco Corporation	4,189	119,931

		362,986

Personal Products—0.1%
Avon Products, Inc.	763	24,035
Mead Johnson Nutrition Company	876	38,291

		62,326

Pharmaceuticals—6.6%
Abbott Laboratories	5,858	316,273
Bristol-Myers Squibb Company	1,188	29,997
Eli Lilly & Company	7,560	269,968
Forest Laboratories, Inc.*	3,647	117,105
Johnson & Johnson	15,489	997,646
Merck & Company, Inc.	13,783	503,631
Pfizer, Inc.	47,240	859,296

		3,093,916

Property & Casualty Insurance—1.3%
Allstate Corporation	805	24,182
Chubb Corporation	2,735	134,507
Travelers Companies, Inc.	5,687	283,555
XL Capital, Ltd.	10,483	192,153

		634,397

Publishing—0.8%
Gannett Company, Inc.	14,545	215,993
McGraw-Hill Companies, Inc.	4,356	145,970

		361,963

Railroads—0.2%
CSX Corporation	1,591	77,148

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series H
December 31, 2009	(Enhanced Index Series)

	Shares	Value
COMMON STOCKS—96.8% (continued)
Regional Banks—0.5%
Fifth Third Bancorp	6,145	$59,914
PNC Financial Services Group, Inc.	2,469	130,338
SunTrust Banks, Inc.	1,278	25,931

		216,183

Restaurants—0.9%
Darden Restaurants, Inc.	2,709	95,005
McDonald’s Corporation	5,109	319,006

		414,011

Semiconductors—2.3%
Intel Corporation	34,632	706,492
Texas Instruments, Inc.	12,675	330,311
Xilinx, Inc.	2,317	58,064

		1,094,867

Soft Drinks—2.2%
Coca-Cola Company	8,117	462,669
Coca-Cola Enterprises, Inc.	9,511	201,633
Dr Pepper Snapple Group, Inc.	1,829	51,761
Pepsi Bottling Group, Inc.	673	25,238
PepsiCo, Inc.	4,753	288,982

		1,030,283

Specialized Consumer Services—0.2%
H&R Block, Inc.	4,299	97,243

Specialized Finance—0.2%
CME Group, Inc.	286	96,082

Specialized REIT’s—0.8%
HCP, Inc.	5,183	158,289
Host Hotels & Resorts, Inc.	18,982	221,520

		379,809

Specialty Chemicals—0.4%
International Flavors & Fragrances, Inc.	4,338	178,465

Steel—0.2%
Nucor Corporation	2,505	116,858

Systems Software—4.5%
BMC Software, Inc.*	4,949	198,455
Microsoft Corporation	42,338	1,290,885
Oracle Corporation	25,746	631,807

		2,121,147

Tobacco—2.0%
Altria Group, Inc.	16,317	320,303
Philip Morris International, Inc.	8,288	399,398
Reynolds American, Inc.	4,037	213,840

		933,541

Trading Companies & Distributors—0.3%
W.W. Grainger, Inc.	1,693	163,933

Trucking—0.3%
Ryder System, Inc.	3,813	156,981

Wireless Telecommunication Services—0.0%
Sprint Nextel Corporation*	747	2,734

TOTAL COMMON STOCKS (cost $42,532,216)		$46,072,676

	Shares	Value
PREFERRED STOCK—0.7%
Other Diversified Financial Services—0.7%
Bank of America Corporation
10.00%,2,*	23,191	$346,010

TOTAL PREFERRED STOCK (cost $370,691)		$346,010

	Principal Amount	Value
U.S. GOVERNMENT SECURITIES—0.2%
U.S. Treasury Bill
0.12%, 5/6/2010	$110,000	$109,958

TOTAL U.S. GOVERNMENT SECURITIES (cost $109,963)		$109,958

Total Investments—97.7%[3] (cost $43,012,870)		$46,528,644
Cash & Other Assets, Less Liabilities—2.3%		1,095,943

Total Net Assets—100.0%		$47,624,587

For federal income tax purposes the identified cost of investments owned at December 31, 2009 was $45,346,126.

ADR	American Depositary Receipt

plc	Public Limited Company

*	Non-income producing security

[1]	Security is segregated as collateral for open futures contracts.

[2]	Variable rate security. Rate indicated is rate effective at December 31, 2009.

[3]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs.

The accompanying notes are an integral part of the financial statements

Series H
(Enhanced Index Series)

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value*	$46,528,644
Cash	798,208
Receivables:
Fund shares sold	311,671
Dividends	68,510
Prepaid expenses	820

Total assets	47,707,853

Liabilities:

Payable for:
Fund shares redeemed	26,427
Variation margin on futures	8,889
Management fees	18,838
Administration fees	5,079
Transfer agent/maintenance fees	2,083
Custodian fees	477
Directors’ fees	637
Professional fees	12,336
Other fees	8,500

Total liabilities	83,266

Net assets	$47,624,587

Net assets consist of:
Paid in capital	$64,157,232
Undistributed net investment income	681,706
Accumulated net realized loss on sale of investments	(20,737,076)
Net unrealized appreciation in value of investments	3,522,725

Net assets	$47,624,587

Capital shares authorized	unlimited
Capital shares outstanding	5,388,280
Net asset value per share (net assets divided by shares outstanding)	$8.84

* Investments, at cost	$43,012,870

Statement of Operations

For Year Ended December 31, 2009

Investment Income:
Dividends	$1,009,875
Interest	749

Total investment income	1,010,624

Expenses:
Management fees	313,871
Administration fees	45,484
Transfer agent/maintenance fees	25,185
Custodian fees	12,376
Directors’ fees	4,590
Professional fees	20,664
Reports to shareholders	8,038
Other	3,334

Total expenses	433,542
Expenses waived	(104,624)

Net expenses	328,918

Net investment income	681,706

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(6,964,266)
Futures	205,203

Net realized loss	(6,759,063)

Net unrealized appreciation (depreciation) during the year on:
Investments	16,159,591
Futures	(11,247)

Net unrealized appreciation	16,148,344

Net realized and unrealized gain	9,389,281

Net increase in net assets resulting from operations	$10,070,987

The accompanying notes are an integral part of the financial statements

Series H
Statement of Changes in Net Assets	(Enhanced Index Series)

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (decrease) in net assets from operations:
Net investment income	$681,706	$994,450
Net realized loss during the year on investments	(6,759,063)	(12,878,004)
Net unrealized appreciation (depreciation) during the year on investments	16,148,344	(15,946,663)

Net increase (decrease) in net assets resulting from operations	10,070,987	(27,830,217)

Capital share transactions:
Proceeds from sale of shares	7,182,261	15,012,095
Cost of shares redeemed	(13,266,072)	(27,073,231)

Net decrease from capital share transactions	(6,083,811)	(12,061,136)

Net increase (decrease) in net assets	3,987,176	(39,891,353)

Net assets:
Beginning of year	43,637,411	83,528,764

End of year	$47,624,587	$43,637,411

Undistributed net investment income at end of year	$681,706	$994,450

Capital share activity:
Shares sold	1,001,402	1,623,139
Shares redeemed	(1,867,536)	(2,843,320)

Total capital share activity	(866,134)	(1,220,181)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series H
Selected data for each share of capital stock outstanding throughout each year	(Enhanced Index Series)

	2009	2008	2007	2006[a]	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$6.98	$11.18	$11.07	$9.58	$9.12

Income (loss) from investment operations:
Net investment income[b]	0.12	0.15	0.14	0.03	0.11
Net gain (loss) on securities (realized and unrealized)	1.74	(4.35)	(0.03)	1.46	0.35

Total from investment operations	1.86	(4.20)	0.11	1.49	0.46

Net asset value, end of period	$8.84	$6.98	$11.18	$11.07	$9.58

Total Return[c]	26.65%	(37.57%)	0.99%	15.55%	5.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,625	$43,637	$83,529	$110,030	$40,101

Ratios to average net assets:
Net investment income	1.61%	1.60%	1.25%	1.23%	1.15%
Total expenses[d]	1.03%	0.99%	0.94%	0.98%	1.04%
Net expenses[e]	0.78%	0.74%	0.69%	0.73%	0.79%
Net expenses prior to custodian earnings credits and net of expense waivers	0.78%	0.74%	0.69%	0.73%	0.79%

Portfolio turnover rate	85%	106%	89%	119%	106%

[a]

The financial highlights for Series H exclude the historical financial highlights for Series W. The assets of Series W were acquired by Series H on June 16, 2006. A total of $53,926,052 was excluded from purchases in the portfolio turnover calculation, which represents the cost of the securities Series H received as a result of the merger,

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products,

[d]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable,

[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Managers’ Commentary
February 15, 2010

Advised by:

To Our Shareholders:

Series J of the SBL Fund - Mid Cap Growth Series posted a return of 43.96% for the year, underperforming its benchmark, the Russell MidCap Growth, which gained 46.29%. However, the portfolio exceeded the Series’ peer group median return of 42.07%.

Our approach to the Series is to seek securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over three to five years to capture the best part of the improvements in profits. We focus on investing in securities of companies that appear likely to generate above average profitability at prices that, as of yet, do not reflect that potential.

We use a bottom-up approach to choose portfolio securities that we believe are attractively valued with the greatest potential for appreciation. We attempt to identify companies that are in the early to middle stages of growth and are valued at a reasonable price.

Information Technology, Industrials, and Consumer Discretionary Top Performers

Good stock selection allowed the portfolio to benefit from holdings in the information technology, industrials, and consumer discretionary sectors.

While an even weight, holdings in the information technology sector gained 90% against a 68% increase for the Index. Cognizant Technology Solutions Corporation and ON Semiconductor Corporation both soared over 150%. Other top holdings for the portfolio were Fairchild Semiconductor International, Inc. and Skyworks Solutions, Inc.

The industrials sector was a significant underweight position, 11% to 16%, but the holdings outperformed those in the Index 48% to 29%. Top positions for the portfolio included Precision Castparts Corporation, up 100%, and Goodrich Corporation, which gained 77% over the period.

The consumer discretionary sector was a slight overweight position that returned 54% against 49% for the benchmark. Jarden Corporation was up 144% while Life Time Fitness, Inc. increased 100%. Both companies were active positions not held in the Index. Other leading companies in the portfolio were Starwood Hotels & Resorts Worldwide, Inc. and Bed Bath & Beyond, Inc.

Health Care, Consumer Staples, and Materials Disappoint

As with the top performing sectors, those that hurt performance did so due to stock selection. Holdings in health care gained only about half that of the Index, 18% to 40%. Genzyme Corporation stock dropped 27% over the period while Gilead Sciences, Inc. lost 8%.

The portfolio positioned consumer staples as a half weighted sector but its picks lost 7% during the year compared to a gain of 31%. Kroger Company lost 15% and J.M. Smucker Company gave up 21% of its value.

The materials sector also fell short of the benchmark. Even though the portfolio gained 43% in the sector, it was outpaced by the 54% increased for the Index. Holdings detracting from portfolio performance included Airgas Inc., Ball Corporation, and Praxair, Inc.

Market Outlook

We continue to pursue opportunities with a focus on bottom-up research rather than a macro forecast. We believe that investing is a long-term pursuit that requires patience and a consistent approach. As always, we will continue to do our best to seek the potential available in mid capitalization growth companies.

On behalf of Security Global Investors, I would like to thank you for placing your trust in us.

Sincerely,

Joe O’Connor, Portfolio Manager

Series J
Performance Summary	(Mid Cap Growth Series)
December 31, 2009	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series J (Mid Cap Growth Series) on December 31, 1999 and reflects the fees and expenses of Series J. The Russell MidCap Growth Index is an unmanaged capitalization-weighted Index that is designed to measure the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns

Periods Ended 12-31-09[1]	1 Year	5 Years	10 Years
Series J	43.96%	(2.62)%	0.55%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	17.59%
Consumer Staples	1.89
Energy	7.25
Financials	5.32
Health Care	10.52
Industrials	14.53
Information Technology	27.82
Materials	8.86
Exchange Traded Funds	3.04
Cash & Other Assets, Less Liabilities	3.18
Total Net Assets	100.00	°%

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series J
December 31, 2009	(Mid Cap Growth Series)

	Shares	Value
COMMON STOCKS—96.8%
Advertising—2.3%
Omnicom Group, Inc.	92,120	$3,606,498

Aerospace & Defense—4.0%
Goodrich Corporation	55,780	3,583,865
Precision Castparts Corporation	23,395	2,581,638

		6,165,503

Apparel Retail—3.4%
Gap, Inc.	126,980	2,660,231
TJX Companies, Inc.	69,420	2,537,301

		5,197,532

Apparel, Accessories & Luxury Goods—2.2%
Phillips-Van Heusen Corporation	84,400	3,433,392

Application Software—2.2%
Nuance Communications, Inc.*	216,570	3,365,498

Asset Management & Custody Banks—3.7%
BlackRock, Inc.	10,830	2,514,726
T. Rowe Price Group, Inc.	60,300	3,210,975

		5,725,701

Casinos & Gaming—1.9%
WMS Industries, Inc.*	72,385	2,895,400

Coal & Consumable Fuels—2.2%
Peabody Energy Corporation	72,700	3,286,766

Communications Equipment—0.7%
Juniper Networks, Inc.*	43,000	1,146,810

Computer Storage & Peripherals—2.4%
QLogic Corporation*	193,580	3,652,855

Data Processing & Outsourced Services—4.3%
Alliance Data Systems Corporation*	25,310	1,634,773
Global Payments, Inc.	44,475	2,395,424
Western Union Company	138,750	2,615,437

		6,645,634

Electrical Components & Equipment—3.3%
Baldor Electric Company	57,400	1,612,366
Roper Industries, Inc.	65,170	3,412,953

		5,025,319

Exchange Traded Funds—3.0%
iShares Russell Midcap Growth Index Fund	103,285	4,682,942

Health Care Equipment—5.6%
Beckman Coulter, Inc.	62,710	4,103,742
Zimmer Holdings, Inc.*	75,200	4,445,072

		8,548,814

Home Entertainment Software—1.3%
Activision Blizzard, Inc.*	175,750	1,952,583

Homefurnishing Retail—2.0%
Bed Bath & Beyond, Inc.*	79,100	3,055,633

Hotels, Resorts & Cruise Lines—1.3%
Royal Caribbean Cruises, Ltd.*	81,500	2,060,320

Household Products—1.9%
Clorox Company	47,900	2,921,900

Housewares & Specialties—4.5%
Fortune Brands, Inc.	63,900	2,760,480
Jarden Corporation	133,325	4,121,076

		6,881,556

Industrial Gases—4.3%
AirGas, Inc.	65,075	3,097,570
Praxair, Inc.	44,130	3,544,080

		6,641,650

Industrial Machinery—5.3%
Dover Corporation	120,200	5,001,522
Gardner Denver, Inc.	22,450	955,248
Ingersoll-Rand plc	66,100	2,362,414

		8,319,184

IT Consulting & Other Services—4.1%
Amdocs, Ltd.*	68,460	1,953,164

Cognizant Technology Solutions Corporation*	97,300	4,407,690

		6,360,854

Life Sciences Tools & Services—2.1%
Thermo Fisher Scientific, Inc.*	69,385	3,308,971

Metal & Glass Containers—2.1%
Ball Corporation	61,526	3,180,894

Multi-Line Insurance—1.6%
HCC Insurance Holdings, Inc.	88,775	2,483,037

Oil & Gas Drilling—1.4%
Noble Corporation	54,535	2,219,575

Oil & Gas Equipment & Services—2.1%
Cameron International Corporation*	78,300	3,272,940

Oil & Gas Storage & Transportation—1.6%
Williams Companies, Inc.	114,185	2,407,020

Pharmaceuticals—2.8%
Teva Pharmaceutical Industries, Ltd. ADR	78,005	4,382,321

Railroads—1.9%
Union Pacific Corporation	45,440	2,903,616

Semiconductor Equipment—1.8%
Lam Research Corporation*	69,400	2,721,174

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series J
December 31, 2009	(Mid Cap Growth Series)

	Shares	Value
COMMON STOCKS—96.8% (continued)
Semiconductors—4.8%
ON Semiconductor Corporation*	368,305	$3,244,767
Skyworks Solutions, Inc.*	292,315	4,147,949

		7,392,716

Specialty Chemicals—1.4%
International Flavors & Fragrances, Inc.	51,050	2,100,197

Steel—1.1%
Steel Dynamics, Inc.	98,740	1,749,673

Systems Software—6.2%
Check Point Software Technologies*	95,365	3,230,965
McAfee, Inc.*	49,750	2,018,358
Rovi Corporation*	65,600	2,090,672
Sybase, Inc.*	53,620	2,327,108

		9,667,103

TOTAL COMMON STOCKS (cost $126,275,838)		$149,361,581

	Shares	Value
WARRANTS—0.0%
Nova Biosource Fuels, Inc.
$2.40, 7/5/2011[1]	358,100	795

TOTAL WARRANTS (cost $369,900)		$795

Total Investments—96.8%[2] (cost $126,645,738)		$149,362,376
Cash & Other Assets, Less Liabilities—3.2%		4,910,893

Total Net Assets—100.0%		$154,273,269

For federal income tax purposes the identified cost of investments owned at December 31, 2009 was $127,843,396.

ADR	American Depositary Receipt
plc	Public Limited Company

*	Non-income producing security

[1]	Value determined based on Level 2 inputs.

[2]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs.

The accompanying notes are an integral part of the financial statements

Series J
(Mid Cap Growth Series)

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value*	$149,362,376
Cash	4,150,943
Receivables:
Fund shares sold	581,622
Securities sold	966,464
Dividends	92,478
Prepaid expenses	3,170

Total assets	155,157,053

Liabilities:

Payable for:
Fund shares redeemed	52,287
Securities purchased	667,910
Management fees	97,147
Administration fees	12,605
Transfer agent/maintenance fees	2,083
Custodian fees	684
Directors’ fees	2,059
Professional fees	21,509
Other fees	27,500

Total liabilities	883,784

Net assets	$154,273,269

Net assets consist of:
Paid in capital	$212,290,288
Accumulated net realized loss on sale of investments	(80,733,657)
Net unrealized appreciation in value of investments	22,716,638

Net assets	$154,273,269

Capital shares authorized	unlimited
Capital shares outstanding	6,374,410
Net asset value per share (net assets divided by shares outstanding)	$24.20

* investments, at cost	$126,645,738

Statement of Operations

For Year Ended December 31, 2009

Investment Income:
Dividends	$1,062,851
Interest	4,550

Total investment income	1,067,401

Expenses:
Management fees	1,023,840
Administration fees	130,109
Transfer agent/maintenance fees	25,280
Custodian fees	3,991
Directors’ fees	14,751
Professional fees	23,631
Reports to shareholders	21,364
Other	8,576
Total expenses	1,251,542

Net investment loss	(184,141)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(10,016,613)

Net realized loss	(10,016,613)

Net unrealized appreciation (depreciation) during the year on:
Investments	59,381,654

Net unrealized appreciation	59,381,654

Net realized and unrealized gain	49,365,041

Net increase in net assets resulting from operations	$49,180,900

The accompanying notes are an integral part of the financial statements

Series J
Statement of Changes in Net Assets	(Mid Cap Growth Series)

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (decrease) in net assets from operations:
Net investment loss	$(184,141)	$(105,176)
Net realized loss during the year on investments	(10,016,613)	(46,515,676)
Net unrealized appreciation (depreciation) during the year on investments	59,381,654	(40,063,644)

Net increase (decrease) in net assets resulting from operations	49,180,900	(86,684,496)

Capital share transactions:
Proceeds from sale of shares	25,347,942	37,579,885
Cost of shares redeemed	(42,285,359)	(80,932,084)

Net decrease from capital share transactions	(16,937,417)	(43,352,199)

Net increase (decrease) in net assets	32,243,483	(130,036,695)

Net assets:
Beginning of year	122,029,786	252,066,481
End of year	$154,273,269	$122,029,786

Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	1,288,966	1,587,753
Shares redeemed	(2,174,470)	(3,329,065)

Total capital share activity	(885,504)	(1,741,312)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series J
Selected data for each share of capital stock outstanding throughout each year	(Mid Cap Growth Series)

	2009	2008	2007	2006	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$16.81	$28.00	$31.26	$29.79	$27.63

Income (loss) from investment operations:
Net investment loss[a]	(0.03)	(0.01)	(0.04)	(0.16)	(0.13)
Net gain (loss) on securities (realized and unrealized)	7.42	(11.18)	(3.22)	1.63	2.29

Total from investment operations	7.39	(11.19)	(3.26)	1.47	2.16

Net asset value, end of period	$24.20	$16.81	$28.00	$31.26	$29.79

Total Return[b]	43.96%	(39.96%)	(10.43%)	4.93%	7.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$154,273	$122,030	$252,066	$380,664	$420,798

Ratios to average net assets:
Net investment loss	(0.13%)	(0.06%)	(0.14%)	(0.48%)	(0.47%)
Total expenses[c]	0.92%	0.91%	0.90%	0.90%	0.90%
Net expenses[d]	0.92%	0.91%	0.90%	0.90%	0.90%
Net expenses prior to custodian earnings credits and net of expense waivers	0.92%	0.91%	0.90%	0.90%	0.90%

Portfolio turnover rate	136%	203%[e]	34%	29%	29%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products,

[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable,

[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

[e]	Significant variation in the portfolio turnover rate is due to Investment Manager’s appointment of new portfolio manager for the Series.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Managers’ Commentary
February 15, 2009

Advised by:

To Our Shareholders:

The SBL Fund – Series N, Managed Asset Allocation Series, returned 25.72% for the year ended December 31, 2009, outperforming its 60% S&P 500/40% Barclays Capital U.S. Aggregate Bond Index benchmark, which returned 18.25%. The S&P 500 returned 26.46% over the period, and the Barclays Capital U.S. Aggregate Index returned 5.93%.

Market Environment

U.S. stocks produced strong gains in 2009 - the best year for U.S. equities since 2003. In the first quarter, major indexes extended 2008’s decline and plunged to 12-year lows as the economy contracted, unemployment surged, and the U.S. federal government intervened aggressively to provide liquidity to the credit markets, stabilize the banking sector, and stimulate the economy. From early March through the end of the year, share prices soared as credit market conditions improved, corporate earnings were generally better than expected, and the economy showed signs that it was emerging from the longest and deepest recession since the Great Depression.

Equities in many non-U.S. markets far surpassed domestic shares in 2009, as global economies improved and weakness in the U.S. dollar versus other currencies enhanced returns to U.S. investors. The MSCI EAFE Index, which measures the performance of mostly large-cap equities in Europe, Australia, and the Far East, returned 32.46% versus 79.02% for the MSCI Emerging Markets Index.

Most U.S. bond sectors produced excellent returns in 2009 as non-Treasury sectors, which had collapsed in the closing months of 2008, rebounded briskly and money market yields near 0% prompted yield-hungry investors to seek riskier securities with an income advantage. High yield bonds produced the strongest annual gains in the history of the sector as credit spreads narrowed significantly. Investment-grade companies and municipal bonds were less robust but still did very well. Agency mortgage-backed securities produced relatively mild gains. U.S. Treasury securities, which performed best during the flight to quality in 2008, declined as longer-term interest rates rebounded from their lowers levels amid signs of an economic recovery and heavy new issuance.

Portfolio Review

The portfolio’s outperformance relative to its blended benchmark can be attributed to strong security selection across all of the underlying strategies. The largest positive contributor to the portfolio’s relative outperformance was the strong security selection within out investment-grade bond and large-cap equity strategies. The non-U.S. equity strategy also provided a relative boost to performance, outperforming its respective benchmark, the MSCI EAFE Index. Exposure to non-U.S. equities and small-cap stocks provided a positive impact to performance as these sectors outperformed the large-cap S&P 500 Index. Additionally, the allocation to high yield bonds also aided relative returns as the high yield sector significantly outperformed the Barclays Capital U.S. Aggregate Index. Our allocation decision to overweight equities throughout the period also positively contributed to relative performance as the S&P 500 Index outperformed the Barclays Capital U.S. Aggregate Index for the year.

Outlook

We are currently overweight stocks relative to bonds but have moderated our overweight as valuations are less attractive following the equity rally from March 9, 2009, market lows. While yields on U.S. government bonds remain supported near historically low levels by the U.S. Federal Reserve’s quantitative easing program, elevated levels of new U.S. Treasury supply could provide upward pressure on interest rates. We are underweight to small-cap stocks as valuations favor large-cap stocks. We are modestly overweight in non-U.S. equity markets, based on attractive valuations in non-U.S. markets. We have increased our weighting in high yield relative to investment-grade bonds, given a gradually improving economy and expectations for a lower default rate. Within the high yield sector, spread levels remain attractive relative to their historical average. Fundamental credit research remains a critical part of the security selection process in the context of uncertainty in the current environment.

We continue to believe that our commitment to broad diversification across asset classes and our emphasis on strong fundamental research in seeking investment opportunities will continue to serve our clients well over the long term.

Sincerely,

Edmond M. Notzon, Portfolio Manager, T. Rowe Price

Series N
Performance Summary	(Managed Asset Allocation Series)
December 31, 2009	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series N (Managed Asset Allocation Series) on December 31, 1999 and reflects the fees and expenses of Series N. The blended index is 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset-backed, commercial mortgage-backed and mortgage-backed securities and Yankee issues.

Average Annual Returns

Periods Ended 12-31-09[1]	1 Year	5 Years	10 Years
Series N	25.72%	2.55%	2.84%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector for Equity Holdings & Quality Ratings (Based on Standard and Poor’s Ratings) for Fixed Income Holdings

Consumer Discretionary	6.96%
Consumer Staples	6.50
Energy	6.90
Financials	10.37
Health Care	7.56
Industrials	6.99
Information Technology	10.82
Materials	2.82
Telecommunication Services	2.38
Utilities	2.35
AAA	17.85
AA	0.86
A	4.07
BBB	5.98
BB	1.72
B	1.41
CCC	0.45
C	0.02
Not Rated	0.18
Short Term Investments	2.97
Cash & Other Assets, Less Liabilities	0.84
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Schedule of Investment	Series N
December 31, 2009	(Managed Asset Allocation Series)

	Shares	Value
COMMON STOCKS—51.1%
Advertising—0.1%
Lamar Advertising Company*	950	$29,536
Omnicom Group, Inc.	1,600	62,640

		92,176

Aerospace & Defense—1.4%
American Science & Engineering, Inc.	300	22,752
Boeing Company	2,790	151,023
General Dynamics Corporation	1,200	81,804
Goodrich Corporation	1,000	64,250
Honeywell International, Inc.	2,700	105,840
Lockheed Martin Corporation	1,900	143,165
Northrop Grumman Corporation	1,200	67,020
Precision Castparts Corporation	700	77,245
Raytheon Company	1,200	61,824
Rockwell Collins, Inc.	500	27,680
Teledyne Technologies, Inc.*	400	15,344
Triumph Group, Inc.	400	19,300
United Technologies Corporation	4,210	292,216

		1,129,463

Agricultural Products—0.1%
Archer-Daniels-Midland Company	1,400	43,834
Bunge, Ltd.	400	25,532

		69,366

Air Freight & Logistics—0.4%
CH Robinson Worldwide, Inc.	700	41,111
Expeditors International of Washington, Inc.	800	27,784
FedEx Corporation	900	75,105
United Parcel Service, Inc. (CI.B)	3,200	183,584
UTi Worldwide, Inc.	1,200	17,184

		344,768

Airlines—0.1%
AirTran Holdings, Inc.*	1,300	6,786
AMR Corporation*	1,600	12,368
Skywest, Inc.	500	8,460
Southwest Airlines Company	5,100	58,293

		85,907

Apparel Retail—0.2%
American Eagle Outfitters, Inc.*	900	15,282
Dress Barn, Inc.*	188	4,343
Gap, Inc.	5,300	111,035
J Crew Group, Inc.*	400	17,896

		148,556

Apparel, Accessories & Luxury Goods—0.1%
Anvil Holdings, Inc.[1,2],*	30	23
Coach, Inc.	2,400	87,672
Fossil, Inc.*	600	20,136

		107,831

Application Software—0.4%
Autodesk, Inc.*	7,100	180,411
Cadence Design Systems, Inc.*	2,300	13,777
Factset Research Systems, Inc.	320	21,078
Intuit, Inc.*	2,800	85,988
Jack Henry & Associates, Inc.	1,000	23,120
Salary.com, Inc.*	2,400	5,640
Symyx Technologies, Inc.*	1,600	8,800
Taleo Corporation*	600	14,112

		352,926

Asset Management & Custody Banks—0.7%
Bank of New York Mellon Corporation	3,800	106,286
BlackRock, Inc.	50	11,610
Eaton Vance Corporation	600	18,246
Invesco, Ltd.	2,900	68,121
Janus Capital Group, Inc.	3,500	47,075
Northern Trust Corporation	1,500	78,600
State Street Corporation	2,200	95,788
Waddell & Reed Financial, Inc.	600	18,324

		444,050

Auto Parts & Equipment—0.2%
BorgWarner, Inc.	200	6,644
Gentex Corporation	1,500	26,775
Johnson Controls, Inc.	3,200	87,168

		120,587

Automobile Manufacturers—0.1%
Ford Motor Company*	3,600	36,000
Thor Industries, Inc.	300	9,420
Winnebago Industries*	600	7,320

		52,740

Automotive Retail—0.1%
Advance Auto Parts, Inc.	200	8,096
AutoZone, Inc.*	500	79,035
CarMax, Inc.*	1,000	24,250

		111,381

Biotechnology—0.9%
Alexion Pharmaceuticals, Inc.*	150	7,323
Alkermes, Inc.*	1,000	9,410
Amgen, Inc.*	3,610	204,217
Biogen Idec, Inc.*	1,100	58,850
BioMarin Pharmaceutical, Inc.*	600	11,286
Celgene Corporation*	2,400	133,632
Cephalon, Inc.*	500	31,205
Gilead Sciences, Inc.*	4,000	173,120
Human Genome Sciences, Inc.*	1,900	58,140
Incyte Corporation, Ltd.*	700	6,377
Martek Biosciences Corporation*	400	7,576
Maxygen, Inc.*	1,500	9,135
Vertex Pharmaceuticals, Inc.*	970	41,565

		751,836

Brewers—0.0%
Boston Beer Company, Inc.*	500	23,300
Compania Cervecerias Unidas S.A. ADR*	900	35,118

		58,418

Broadcasting—0.1%
Discovery Communications, Inc.*	1,083	33,216
Discovery Communications, Inc. (CI. C)*	2,483	65,849

		99,065

Building Products—0.1%
Masco Corporation	3,800	52,478
Universal Forest Products, Inc.	500	18,405
USG Corporation*	500	7,025

		77,908

Cable & Satellite—0.4%
Cablevision Systems Corporation	3,300	85,206
DIRECTV*	1,200	40,020
DISH Network Corporation	700	14,539

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Shares	Value
COMMON STOCKS—51.1% (continued)
Cable & Satellite—0.4% (continued)
Liberty Global, Inc.*	975	$21,362
Time Warner Cable, Inc.	4,739	196,147

		357,274

Casinos & Gaming—0.2%
International Game Technology	1,500	28,155
MGM Mirage*	9,601	87,561
Wynn Resorts, Ltd.*	300	17,469

		133,185

Catalog Retail—0.1%
Liberty Media Corporation - Interactive*	4,800	52,032

Coal & Consumable Fuels—0.3%
Alpha Natural Resources, Inc.*	350	15,183
Arch Coal, Inc.	700	15,575
Consol Energy, Inc.	1,500	74,700
Massey Energy Company	400	16,804
Peabody Energy Corporation	1,600	72,336
Westmoreland Coal Company*	900	8,019

		202,617

Commodity Chemicals—0.0%
Koppers Holdings, Inc.	700	21,308

Communications Equipment—1.3%
Blue Coat Systems, Inc.*	500	14,270
Cisco Systems, Inc.*	15,500	371,070
F5 Networks, Inc.*	800	42,384
Finisar Corporation*	1,213	10,816
Ixia*	1,900	14,136
JDS Uniphase Corporation*	5,300	43,725
Juniper Networks, Inc.*	4,300	114,681
Motorola, Inc.	8,700	67,512
Palm, Inc.*	2,400	24,096
Qualcomm, Inc.	6,800	314,568

		1,017,258

Computer & Electronics Retail—0.0%
Rent-A-Center, Inc.*	1,000	17,720

Computer Hardware—2.3%
Apple, Inc.*	3,500	738,010
Avid Technology, Inc.*	700	8,932
Dell, Inc.*	5,600	80,416
Hewlett-Packard Company	7,800	401,778
International Business Machines Corporation	4,820	630,938

		1,860,074

Computer Storage & Peripherals—0.3%
EMC Corporation*	7,700	134,519
Isilon Systems, Inc.*	1,900	13,034
NetApp, Inc.*	1,200	41,268
SanDisk Corporation*	900	26,091

		214,912

Construction & Engineering—0.1%
Fluor Corporation	1,100	49,544
Foster Wheeler AG*	900	26,496
Insituform Technologies, Inc.*	900	20,448
Quanta Services, Inc.*	600	12,504

		108,992

Construction & Farm Machinery & Heavy Trucks—0.3%
Deere & Company	2,000	108,180
Joy Global, Inc.	500	25,795
Oshkosh Corporation	440	16,293
Paccar, Inc.	2,900	105,183

		255,451

Construction Materials—0.1%
Martin Marietta Materials, Inc.	130	11,623
Vulcan Materials Company	1,200	63,204

		74,827

Consumer Finance—0.2%
American Express Company	2,800	113,456
SLM Corporation*	3,700	41,699

		155,155

Data Processing & Outsourced Services—0.9%
Automatic Data Processing, Inc.	2,200	94,204
Computer Sciences Corporation*	900	51,777
Fidelity National Information Services, Inc.	1,000	23,440
Fiserv, Inc.*	800	38,784
Global Payments, Inc.	500	26,930
Heartland Payment Systems, Inc.	1,000	13,130
Mastercard, Inc.	400	102,392
Paychex, Inc.	900	27,576
Visa, Inc.	2,700	236,142
Western Union Company	3,800	71,630

		686,005

Department Stores—0.2%
Kohl's Corporation*	2,470	133,207

Distributors—0.0%
Genuine Parts Company	500	18,980

Diversified Banks—1.0%
Barclays plc ADR	6,100	107,360
U.S. Bancorp	8,200	184,582
Wells Fargo & Company	20,391	550,353

		842,295

Diversified Chemicals—0.2%
Cabot Corporation	730	19,148
Dow Chemical Company	1,800	49,734
E.I. Du Pont de Nemours & Company	3,651	122,929

		191,811

Diversified Metals & Mining—0.2%
Freeport-McMoRan Copper & Gold, Inc. (CI.B)	1,869	150,062

Diversified Real Estate Activities—0.0%
St. Joe Company*	600	17,334

Diversified Support Services—0.0%
Cintas Corporation	1,200	31,260

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Management Asset Allocation Series)

	Shares	Value
COMMON STOCKS—51.1% (continued)
Drug Retail—0.5%
CVS Caremark Corporation	6,768	$217,997
Walgreen Company	3,900	143,208

		361,205

Education Services—0.1%
Apollo Group, Inc.*	800	48,464
Corinthian Colleges, Inc.*	1,200	16,524
DeVry, Inc.	200	11,346
Education Management Corporation*	300	6,603

		82,937

Electric Utilities—1.0%
Allegheny Energy, Inc.	1,700	39,916
American Electric Power Company, Inc.	3,600	125,244
Duke Energy Corporation	1,600	27,536
Edison International	1,300	45,214
Entergy Corporation	1,400	114,576
Exelon Corporation	2,500	122,175
FirstEnergy Corporation	1,500	69,675
FPL Group, Inc.	700	36,974
Great Plains Energy, Inc.	1,400	27,146
Pepco Holdings, Inc.	2,000	33,700
Pinnacle West Capital Corporation	800	29,264
PPL Corporation	2,500	80,775
Progress Energy, Inc.	400	16,404

		768,599

Electrical Components & Equipment—0.4%
A123 Systems, Inc.*	200	4,488
AO Smith Corporation	600	26,034
Baldor Electric Company	500	14,045
Belden, Inc.	280	6,138
BTU International, Inc.*	1,200	7,620
Cooper Industries plc	1,500	63,960
Emerson Electric Company	1,900	80,940
First Solar, Inc.*	100	13,540
General Cable Corporation*	400	11,768
Rockwell Automation, Inc.	2,000	93,959
Roper Industries, Inc.	50	2,619

		325,111

Electronic Components—0.1%
AVX Corporation	1,300	16,471
Corning, Inc.	4,800	92,688

		109,159

Electronic Equipment & Instruments—0.1%
Agilent Technologies, Inc.*	1,500	46,605

Electronic Manufacturing Services—0.1%
Cyberoptics Corporation*	1,300	8,723
Plexus Corporation*	500	14,250
Tyco Electronics, Ltd.	2,875	70,581

		93,554

Environmental & Facilities Services—0.3%
Covanta Holding Corporation*	1,000	18,090
Republic Services, Inc.	5,200	147,212
Stericycle, Inc.*	1,200	66,204
Waste Connections, Inc.*	500	$16,660

		248,166

Fertilizers & Agricultural Chemicals—0.3%
American Vanguard Corporation	1,400	11,620
Monsanto Company	2,400	196,200
Mosaic Company	450	26,879
Potash Corporation of Saskatchewan, Inc.	200	21,700

		256,399

Food Distributors—0.1%
Sysco Corporation	2,900	81,026

Food Retail—0.1%
Casey’s General Stores, Inc.	600	19,152
Pantry, Inc.*	400	5,436
Whole Foods Market, Inc.*	1,300	35,685

		60,273

Footwear—0.1%
Nike, Inc. (CI.B)	1,280	84,570

Forest Products—0.1%
Weyerhaeuser Company	1,400	60,396

Gas Utilities—0.1%
National Fuel Gas Company	300	15,000
Southwest Gas Corporation	900	25,677

		40,677

General Merchandise Stores—0.0%
Dollar Tree, Inc.*	400	19,320

Gold—0.1%
Allied Nevada Gold Corporation*	1,400	21,112
Eldorado Gold Corporation*	2,000	28,340
Newmont Mining Corporation	1,300	61,503

		110,955

Health Care Distributors—0.1%
Cardinal Health, Inc.	700	22,568
Henry Schein, Inc.*	500	26,300
McKesson Corporation	1,000	62,500

		111,368

Health Care Equipment—1.2%
Baxter International, Inc.	2,600	152,568
Boston Scientific Corporation*	4,900	44,100
CareFusion Corporation*	2,000	50,020
Covidien plc	2,075	99,372
CR Bard, Inc.	700	54,530
Edwards Lifesciences Corporation*	360	31,266
Gen-Probe, Inc.*	350	15,015
Hologic, Inc.*	928	13,456
Hospira, Inc.*	600	30,600
Intuitive Surgical, Inc.*	200	60,664
Medtronic, Inc.	4,400	193,512
Micrus Endovascular Corporation*	1,000	15,010
ResMed, Inc.*	500	26,135
St. Jude Medical, Inc.*	2,000	73,560

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Management Asset Allocation Series)

	Shares	Value
COMMON STOCKS—51.1% (continued)
Health Care Equipment—1.2% (continued)
STERIS Corporation	500	$13,985
Stryker Corporation	1,500	75,555
Thoratec Corporation*	600	16,152

		965,500

Health Care Facilities—0.1%
Community Health Systems, Inc.*	500	17,800
Health Management Associates, Inc.*	500	3,635
Life Point Hospitals, Inc.*	700	22,757
Tenet Healthcare Corporation*	5,700	30,723

		74,915

Health Care Services—0.4%
DaVita, Inc.*	800	46,992
Express Scripts, Inc.*	1,400	121,030
Healthways, Inc.*	300	5,502
Medco Health Solutions, Inc.*	1,600	102,256
Omnicare, Inc.	610	14,756

		290,536

Health Care Supplies—0.0%
Dentsply International, Inc.	1,000	35,170

Health Care Technology—0.0%
Cerner Corporation*	100	8,244
Computer Programs & Systems, Inc.	500	23,025

		31,269

Home Entertainment Software—0.1%
Activision Blizzard, Inc.*	2,366	26,286
Electronic Arts, Inc.*	1,600	28,400

		54,686

Home Furnishings—0.0%
Mohawk Industries, Inc.*	260	12,376

Home Improvement Retail—0.6%
Home Depot, Inc.	7,550	218,422
Lowe’s Companies, Inc.	10,600	247,934
Sherwin-Williams Company	800	49,320

		515,676

Homebuilding—0.1%
DR Horton, Inc.	1,500	16,305
Lennar Corporation	1,200	15,324
Toll Brothers, Inc.*	1,000	18,810

		50,439

Homefurnishing Retail—0.2%
Bed Bath & Beyond, Inc.*	2,800	108,164
Williams-Sonoma, Inc.	700	14,546

		122,710

Hotels, Resorts & Cruise Lines—0.2%
Choice Hotels International, Inc.	500	15,830
Gaylord Entertainment Company*	400	7,900
Marriott International, Inc.	3,638	99,136
Starwood Hotels & Resorts Worldwide, Inc.	700	25,599

		148,465

Household Products—1.4%
Church & Dwight Company, Inc.	40	2,418
Clorox Company	1,700	103,700
Colgate-Palmolive Company	800	65,720
Energizer Holdings, Inc.*	300	18,384
Kimberly-Clark Corporation	2,700	172,017
Procter & Gamble Company	12,073	731,986

		1,094,225

Human Resources & Employment Services—0.1%
Manpower, Inc.	500	27,290
Robert Half International, Inc.	500	13,365

		40,655

Hypermarkets & Super Centers—0.6%
BJ’s Wholesale Club, Inc.*	500	16,355
Costco Wholesale Corporation	100	5,917
Wal-Mart Stores, Inc.	9,200	491,740

		514,012

Independent Power Producers & Energy Traders—0.3%
AES Corporation*	1,300	17,303
Constellation Energy Group, Inc.	2,200	77,374
Mirant Corporation*	1,020	15,575
NRG Energy, Inc.*	4,500	106,245
RRI Energy, Inc.*	2,300	13,156

		229,653

Industrial Conglomerates—1.1%
3M Company	3,400	281,078
General Electric Company	32,700	494,751
McDermott International, Inc.*	1,900	45,619

		821,448

Industrial Gases—0.2%
Praxair, Inc.	1,800	144,558

Industrial Machinery—0.5%
3D Systems Corporation*	700	7,910
Actuant Corporation	680	12,600
Clarcor, Inc.	100	3,244
Danaher Corporation	3,300	248,160
Harsco Corporation	560	18,049
Illinois Tool Works, Inc.	800	38,392
John Bean Technologies Corporation	308	5,239
Nordson Corporation	300	18,354
Stanley Works	400	20,604

		372,552

Industrial REIT’s—0.0%
AMB Property Corporation	700	17,885
East Group Properties, Inc.	500	19,140

		37,025

Insurance Brokers—0.2%
AON Corporation	2,400	92,016
Marsh & McLennan Companies, Inc.	1,700	37,536

		129,552

Integrated Oil & Gas—3.8%
BP plc ADR	4,500	260,865
Chevron Corporation	7,850	604,372
ConocoPhillips	3,500	178,745
Exxon Mobil Corporation	17,880	1,219,237

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Management Asset Allocation Series)

	Shares	Value
COMMON STOCKS—51.1% (continued)
Integrated Oil & Gas—3.8% (continued)
Hess Corporation	1,300	$78,650
Murphy Oil Corporation	2,400	130,080
Occidental Petroleum Corporation	2,600	211,510
Royal Dutch Shell plc (CI.B) ADR	3,800	220,894
Suncor Energy, Inc.	2,100	74,151

		2,978,504

Integrated Telecommunication Services—0.9%
AT&T, Inc.	26,092	731,359
Verizon Communications, Inc.	400	13,252

		744,611

Internet Retail—0.5%
Amazon.com, Inc.*	1,900	255,588
Drugstore.com, Inc.*	5,100	15,759
Expedia, Inc.*	3,200	82,272
priceline.com, Inc.*	200	43,700

		397,319

Internet Software & Services—1.0%
Art Technology Group, Inc.*	3,300	14,883
Digital River, Inc.*	300	8,097
Google, Inc.*	1,010	626,180
VeriSign, Inc.*	2,900	70,296
Yahoo!, Inc.*	2,900	48,662

		768,118

Investment Banking & Brokerage—0.9%
Charles Schwab Corporation	3,700	69,634
Goldman Sachs Group, Inc.	2,000	337,680
Morgan Stanley	6,700	198,320
Raymond James Financial, Inc.	900	21,393
Stifel Financial Corporation*	435	25,769
TD Ameritrade Holding Corporation*	2,350	45,543

		698,339

IT Consulting & Other Services—0.2%
Accenture plc	2,900	120,350
RightNow Technologies, Inc.*	500	8,685

		129,035

Leisure Products—0.1%
Hasbro, Inc.	1,800	57,708
Pool Corporation	912	17,401

		75,109

Life & Health Insurance—0.5%
Aflac, Inc.	2,500	115,625
Lincoln National Corporation	1,200	29,856
MetLife, Inc.	3,300	116,655
Prudential Financial, Inc.	2,200	109,472
StanCorp Financial Group, Inc.	500	20,010

		391,618

Life Sciences Tools & Services—0.2%
Charles River Laboratories International, Inc.*	260	8,759
Covance, Inc.*	500	27,285
lllumina, Inc.*	300	9,195
Life Technologies Corporation*	700	36,561
Techne Corporation	370	25,367
Thermo Fisher Scientific, Inc.*	800	38,153
Waters Corporation*	600	37,176

		182,496

Managed Health Care—0.5%
Aetna, Inc.	1,800	57,060
AMERIGROUP Corporation*	500	13,480
Cigna Corporation	1,300	45,851
Humana, Inc.*	900	39,501
UnitedHealth Group, Inc.	3,700	112,776
WellPoint, Inc.*	2,500	145,725

		414,393

Metal & Glass Containers—0.0%
Myers Industries, Inc.	1,000	9,100

Motorcycle Manufacturers—0.1%
Harley-Davidson, Inc.	2,100	52,920

Movies & Entertainment—0.6%
Ascent Media Corporation*	43	1,098
News Corporation*	2,600	35,594
Time Warner, Inc.	6,000	174,840
Walt Disney Company	7,200	232,200

		443,732

Multi-Line Insurance—0.2%
Assurant, Inc.	1,200	35,376
Genworth Financial, Inc.*	2,100	23,835
Hartford Financial Services Group, Inc.	1,000	23,260
Loews Corporation*	1,500	54,525

		136,996

Multi-Utilities—0.4%
Alliant Energy Corporation	900	27,234
CenterPoint Energy, Inc.	6,900	100,119
NiSource, Inc.	1,200	18,456
OGE Energy Corporation	700	25,830
Public Service Enterprise Group, Inc.	1,500	49,875
Sempra Energy	1,000	55,980
TECO Energy, Inc.	3,300	53,526
Xcel Energy, Inc.	600	12,738

		343,758

Office REITs—0.2%
Boston Properties, Inc.	900	60,363
Duke Realty Corporation	2,300	27,991
SL Green Realty Corporation	651	32,706

		121,060

Office Services & Supplies—0.0%
American Reprographics Company*	1,600	11,216
Herman Miller, Inc.	500	7,990

		19,206

Oil & Gas Drilling—0.1%
Diamond Offshore Drilling, Inc.	300	29,526
Helmerich & Payne, Inc.	700	27,916

		57,442

Oil & Gas Equipment & Services—0.9%
Baker Hughes, Inc.
	2,200	89,056

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Management Asset Allocation Series)

	Shares	Value
COMMON STOCKS—51.1% (continued)
Oil & Gas Equipment & Services—0.9% (continued)
BJ Services Company	2,800	$52,080
Complete Production Services, Inc.*	1,300	16,900
FMC Technologies, Inc.*	1,842	106,541
Halliburton Company	1,400	42,126
Schlumberger, Ltd.	6,200	403,558
Smith International, Inc.	1,600	43,472

		753,733

Oil & Gas Exploration & Production—1.0%
Cabot Oil & Gas Corporation	1,200	52,308
Concho Resources, Inc.*	600	26,940
Devon Energy Corporation	900	66,150
EOG Resources, Inc.	1,300	126,490
Forest Oil Corporation*	400	8,900
GeoMet, Inc.*	3,300	4,818
Mariner Energy, Inc.*	500	5,805
Newfield Exploration Company*	2,720	131,186
Petrohawk Energy Corporation*	100	2,399
Range Resources Corporation	800	39,880
Southwestern Energy Company*	2,500	120,500
Ultra Petroleum Corporation*	600	29,916
Whiting Petroleum Corporation*	400	28,588
XTO Energy, Inc.	3,475	161,691

		805,571

Oil & Gas Refining & Marketing—0.1%
Holly Corporation	600	15,378
Valero Energy Corporation	2,900	48,575

		63,953

Oil & Gas Storage & Transportation—0.2%
Spectra Energy Corporation	5,100	104,601
Williams Companies, Inc.	4,300	90,644

		195,245

Other Diversified Financial Services—1.7%
Bank of America Corporation	34,178	514,721
Citigroup, Inc.	46,800	154,908
JPMorgan Chase & Company	15,636	651,552

		1,321,181

Packaged Foods & Meats—0.5%
Campbell Soup Company	2,900	98,020
JM Smucker Company	549	33,901
Kellogg Company	2,500	133,000
Kraft Foods, Inc.	5,525	150,169
Tootsie Roll Industries, Inc.	708	19,385

		434,475

Paper Products—0.2%
Clearwater Paper Corporation*	630	34,631
Domtar Corporation*	233	12,911
International Paper Company	2,800	74,984

		122,526

Personal Products—0.0%
Avon Products, Inc.	600	18,900

Pharmaceuticals—3.0%
Abbott Laboratories	5,000	269,950
Allergan, Inc.	1,800	113,418
Bristol-Myers Squibb Company	7,500	189,375
Eli Lilly & Company	3,640	129,984
GlaxoSmithKline plc ADR	3,900	164,775
Johnson & Johnson	9,758	628,513
Medicines Company*	600	5,004
Medicis Pharmaceutical Corporation	500	13,525
Merck & Company, Inc.	11,536	421,525
Pfizer, Inc.	25,072	456,060
Valeant Pharmaceuticals International*	600	19,074

		2,411,203

Property & Casualty Insurance—0.4%
Allstate Corporation	1,600	48,064
Chubb Corporation	1,900	93,442
Employers Holdings, Inc.	600	9,204
Infinity Property & Casualty Corporation	410	16,662
Markel Corporation*	60	20,400
ProAssurance Corporation*	400	21,484
SeaBright Insurance Holdings, Inc.*	1,000	11,490
Selective Insurance Group	600	9,870
Travelers Companies, Inc.	2,314	115,376
W.R. Berkley Corporation	300	7,392
White Mountains Insurance Group, Ltd.	10	3,327

		356,711

Publishing—0.1%
McGraw-Hill Companies, Inc.	1,100	36,861
Scholastic Corporation	500	14,915

		51,776

Railroads—0.4%
CSX Corporation	1,200	58,188
Norfolk Southern Corporation	1,300	68,146
Union Pacific Corporation	2,400	153,360

		279,694

Regional Banks—0.6%
Citizens Republic Bancorp, Inc.*	1,200	828
City National Corporation	400	18,240
Commerce Bancshares, Inc.	614	23,774
East West Bancorp, Inc.	600	9,480
Fifth Third Bancorp	6,100	59,475
First Horizon National Corporation*	1,753	23,490
Glacier Bancorp, Inc.	1,000	13,720
Home Bancshares, Inc.	656	15,790
KeyCorp	7,300	40,515
Marshall & llsley Corporation	7,199	39,235
Pinnacle Financial Partners, Inc.*	500	7,110
PNC Financial Services Group, Inc.	1,100	58,069
Popular, Inc.	2,100	4,746
Regions Financial Corporation	8,300	43,907
Sandy Spring Bancorp, Inc.	700	6,223
Signature Bank NY*	600	19,140
SunTrust Banks, Inc.	2,000	40,580
Synovus Financial Corporation	500	1,025

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Management Asset Allocation Series)

	Shares	Value
COMMON STOCKS—51.1% (continued)
Regional Banks—0.6% (continued)
TCF Financial Corporation	400	$5,448
Texas Capital Bancshares, Inc.*	100	1,396
Westamerica Bancorporation	400	22,148
Western Alliance Bancorp*	700	2,646
Wilmington Trust Corporation	600	7,404

		464,389

Reinsurance—0.0%
Everest Re Group, Ltd.	300	25,704

Research & Consulting Services—0.1%
Advisory Board Company*	600	18,396
Corporate Executive Board Company	370	8,443
FTI Consulting, Inc.*	400	18,864
Huron Consulting Group, Inc.*	300	6,912
Navigant Consulting, Inc.*	900	13,374
Verisk Analytics, Inc.*	200	6,056

		72,045

Residential REIT’s—0.1%
AvalonBay Communities, Inc.	600	49,266
Camden Property Trust	600	25,422

		74,688

Restaurants—0.6%
McDonald’s Corporation	4,700	293,468
Sonic Corporation*	700	7,049
Starbucks Corporation*	5,500	126,830
Yum! Brands, Inc.	2,000	69,940

		497,287

Retail REIT’s—0.3%
Kimco Realty Corporation	1,300	17,589
Regency Centers Corporation	500	17,530
Simon Property Group, Inc.	1,798	143,480
Weingarten Realty Investors	1,200	23,748

		202,347

Semiconductor Equipment—0.3%
Advanced Energy Industries, Inc.*	1,300	19,604
Applied Materials, Inc.	7,300	101,762
Cymer, Inc.*	600	23,028
KLA-Tencor Corporation	700	25,312
Lam Research Corporation*	200	7,842
MEMC Electronic Materials, Inc.*	1,100	14,982
Varian Semiconductor Equipment Associates, Inc.*	850	30,498

		223,028

Semiconductors—1.1%
Advanced Micro Devices, Inc.*	4,800	46,464
Intel Corporation	23,500	479,400
Intersil Corporation	900	13,806
Marvell Technology Group, Ltd.*	1,100	22,825
Maxim Integrated Products, Inc.	1,500	30,465
Micron Technology, Inc.*	5,200	54,912
National Semiconductor Corporation	5,500	84,480
NVIDIA Corporation*	2,500	46,700
Semtech Corporation*	1,300	22,113
Texas Instruments, Inc.	2,000	52,120
Zoran Corporation*	1,189	13,138

		866,423

Soft Drinks—1.2%
Coca-Cola Company	8,000	456,000
Pepsi Bottling Group, Inc.	700	26,250
PepsiCo, Inc.	7,700	468,160
Reed’s, Inc.*	2,000	2,860

		953,270

Specialized Consumer Services—0.0%
H&R Block, Inc.	600	13,572
Jackson Hewitt Tax Service, Inc.	600	2,640

		16,212

Specialized Finance—0.3%
CME Group, Inc.	200	67,190
Interactive Brokers Group, Inc.*	400	7,088
IntercontinentalExchange, Inc.*	400	44,920
Moody’s Corporation	1,500	40,200
NASDAQ OMX Group, Inc.*	600	11,892
NYSE Euronext	1,500	37,950

		209,240

Specialized REIT’s—0.1%
LaSalle Hotel Properties	1,300	27,599
Potlatch Corporation	655	20,881

		48,480

Specialty Chemicals—0.1%
Albemarle Corporation	600	21,822
Arch Chemicals, Inc.	700	21,616
Senomyx, Inc.*	2,500	9,425
Sigma-Aldrich Corporation	100	5,053

		57,916

Specialty Stores—0.0%
AC Moore Arts & Crafts, Inc.*	1,800	5,292
Dick’s Sporting Goods, Inc.*	660	16,414
Hibbett Sports, Inc.*	400	8,796

		30,502

Steel—0.2%
Carpenter Technology Corporation	400	10,780
Cliffs Natural Resources, Inc.	200	9,218
Haynes International, Inc.	300	9,891
Nucor Corporation	1,400	65,310
Steel Dynamics, Inc.	1,300	23,036
United States Steel Corporation	1,300	71,656

		189,891

Systems Software—1.7%
Ariba, Inc.*	1,000	12,520
CA, Inc.	6,800	152,728
CommVault Systems, Inc.*	200	4,738
McAfee, Inc.*	2,900	117,653
Microsoft Corporation	31,400	957,386
Red Hat, Inc.*	3,300	101,970
Websense, Inc.*	900	15,714

		1,362,709

Technology Distributors—0.0%
SYNNEX Corporation*	700	21,462
Tech Data Corporation*	300	13,998

		35,460

Textiles—0.0%
Culp, Inc.*	800	7,984

Thrifts & Mortgage Finance—0.0%
BankAtlantic Bancorp, Inc.	1,976	2,569

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Management Asset Allocation Series)

	Shares	Value
COMMON STOCKS—51.1% (continued)
Thrifts & Mortgage Finance—0.0% (continued)
Brooklyn Federal Bancorp, Inc.	100	$1,004
ESSA Bancorp, Inc.	300	3,510
First Defiance Financial Corporation	300	3,387
Kentucky First Federal Bancorp	300	3,300
Louisiana Bancorp, Inc.*	200	2,890
MutualFirst Financial, Inc.	100	578

		17,238

Tobacco—0.7%
Alliance One International, Inc.*	2,400	11,712
Altria Group, Inc.	7,700	151,151
Philip Morris International, Inc.	8,130	391,785

		554,648

Trading Companies & Distributors—0.1%
Applied Industrial Technologies, Inc.	900	19,863
Fastenal Company	600	24,984
H&E Equipment Services, Inc.*	400	4,196

		49,043

Trucking—0.1%
Dollar Thrifty Automotive Group, Inc.*	700	17,927
Knight Transportation, Inc.*	1,300	25,077

		43,004

Wireless Telecommunication Services—0.8%
America Movil SAB de CV ADR	1,800	84,564
American Tower Corporation*	2,730	117,963
Crown Castle International Corporation*	2,500	97,600
Leap Wireless International, Inc.*	300	5,265
MetroPCS Communications, Inc.*	4,200	32,046
Nil Holdings, Inc.*	1,300	43,654
NTELOS Holdings Corporation	900	16,038
SBA Communications Corporation*	300	10,248
Sprint Nextel Corporation*	29,800	109,068
Vodafone Group plc ADR	8,400	193,956

		710,402

TOTAL COMMON STOCKS (cost $37,765,661)		$40,625,113

	Shares	Value
FOREIGN STOCKS—12.3%
Advertising—0.1%
Aegis Group plc[1,3]	10,712	20,753
WPP plc[1,3]	4,374	42,735

		63,488

Aerospace & Defense—0.2%
Finmeccanica SpA[1,3],*	3,812	60,957
QinetiQ Group pic[1,3]	17,232	45,152
Rolls-Royce Group plc	5,654	44,047
Rolls-Royce Group plc (Class C Entitlement)1,3,*	295,920	478

		150,634

Apparel Retail—0.2%
Esprit Holdings, Ltd.[1,3]	6,300	41,793
Industria de Diseno Textil S.A.[1,3]	786	49,026

		90,819

Apparel, Accessories & Luxury Goods—0.2%
Adidas AG1,3	1,344	72,707
Compagnie Financiere Richemont S.A.[1,3]	3,133	105,246
		177,953

Application Software—0.0%
Autonomy Corporation plc[1,3],*	1,351	32,828

Auto Parts & Equipment—0.1%
Aisin Seiki Company, Ltd.[1,3]	1,300	37,578
Autoliv, Inc.[1,3]	724	31,622
GKN plc[1,3]	18,383	34,451
Koito Manufacturing Company, Ltd.[1,3]	2,000	32,118

		135,769

Automobile Manufacturers—0.5%
Bayerische Motoren Werke AG1,3,*	1,275	57,968
Honda Motor Company, Ltd.[1,3]	1,600	54,315
Toyota Motor Corporation[1,3]	4,200	177,170
Volkswagen AG1,3	448	42,205

		331,658

Biotechnology—0.1%
CSL, Ltd.[1,3],*	2,426	70,549

Brewers—0.1%
Kirin Holdings Company, Ltd.[1,3]	3,000	48,137

Broadcasting—0.0%
Television Broadcasts, Ltd.[1,3]	5,000	24,019

Cable & Satellite—0.2%
British Sky Broadcasting Group plc[1,3]	4,400	39,964
Jupiter Telecommunications Company, Ltd.[1,3]	79	78,214

		118,178

Catalog Retail—0.0%
Brown Group plc[1,3]	9,174	36,764

Commodity Chemicals—0.1%
Asahi Kasei Corporation[1,3]	7,000	35,093
Tosoh Corporation[1,3]	6,000	16,579

		51,672

Communications Equipment—0.0%
Alcatel-Lucent[1,3]	11,218	37,726

Computer Storage & Peripherals—0.0%
Wacom Company, Ltd.[1,3]	16	34,913

Construction & Engineering—0.3%
Bouygues S.A.[1,3]	1,542	79,772
Carillion plc[1,3]	8,905	43,694
China Railway Construction Corporation, Ltd.[1,3]	41,000	52,237

		175,703

Construction Materials—0.0%
Boral, Ltd.[1,3]	3,983	21,142
Cemex S.A. de CV*	16,243	19,252

		40,394

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Management Asset Allocation Series)

	Shares	Value
FOREIGN STOCKS—12.3% (continued)
Data Processing & Outsourced Services—0.1%
Cielo S.A.	7,300	$64,209

Department Stores—0.1%
PPR[1,3]	659	79,003

Distillers & Vintners—0.1%
Pernod-Ricard S.A.[1,3]	1,157	98,810

Distributors—0.0%
Jardine Cycle & Carriage, Ltd.[13]	2,000	38,179

Diversified Banks—1.4%
Allied Irish Banks plc[1,3]	8,142	13,913
Australia & New Zealand Banking
Group, Ltd.[1,3]	5,347	108,966
Banco Santander S.A.[1,3]	7,695	126,997
BNP Paribas[1,3]	1,644	130,234
DBS Group Holdings, Ltd.[1,3]	6,000	65,214
DnB NORASA[1,3],*	10,132	109,263
Erste Group Bank AG1,3	919	34,106
Intesa Sanpaolo SpA[1,3]	18,027	81,019
Mitsubishi UFJ Financial Group, Inc.[1,3]	8,400	41,399
National Bank of Greece S.A.[1,3]	1,100	28,225
Nordea Bank AB1,3	6,802	68,883
Societe Generale[1,3]	1,189	82,508
Standard Chartered plc[1,3]	5,544	139,380
Sumitomo Trust & Banking Company, Ltd.[1,3]	10,000	49,127
Swedbank AB1,3	7,563	74,423

		1,153,657

Diversified Capital Markets—0.2%
Close Brothers Group plc[1,3]	1,821	20,293
Credit Suisse Group AG1,3	1,107	54,787
Deutsche Bank AG1,3,*	842	59,463

		134,543

Diversified Chemicals—0.1%
BASF AG1,3	1,364	84,312

Diversified Metals & Mining—0.4%
BHP Billiton plc[1,3]	2,700	86,149
BHP Billiton, Ltd.[1,3]	2,325	88,972
Rio Tinto, Ltd.[1,3]	2,132	142,324

		317,445

Diversified Real Estate Activities—0.1%
Mitsui Fudosan Company, Ltd.[1,3]	3,000	50,752

Diversified REIT’s—0.1%
Mirvac Group[1,3]	46,792	65,288

Education Services—0.1%
Benesse Holdings, Inc.[1,3]	1,200	50,200

Electric Utilities—0.3%
E.ON AG1,3	4,329	181,476
EDP - Energias do Brasil S.A.	1,300	25,009
Scottish & Southern Energy plc[1,3]	4,093	76,525

		283,010

Electrical Components & Equipment—0.1%
Prysmian SpA[1,3]	2,943	51,306

Electronic Components—0.3%
Hamamatsu Photonics KK1,3	1,500	36,558
Hosiden Corporation[1,3]	2,300	24,642
LG Display Company, Ltd. [1,3]	1,550	52,374
Nippon Electric Glass Company, Ltd.[1],3	5,000	68,857

		182,431

Electronic Manufacturing Services—0.0%
Venture Corporation, Ltd.[1,3]	2,000	12,544

Fertilizers & Agricultural Chemicals—0.1%
Syngenta AG1,3	229	64,606

Food Retail—0.2%
FamilyMart Company, Ltd.[1,3]	1,600	47,183
Tesco plc[1,3]	23,680	163,271

		210,454

Gas Utilities—0.2%
Hong Kong & China Gas Company, Ltd.[1],3	18,000	45,141

Health Care Equipment—0.3%
Elekta AB1,3	3,422	81,297
Fresenius SE1,3	1,078	77,288
Terumo Corporation [1,3]	800	48,242

		206,827

Heavy Electrical Equipment—0.2%
ABB, Ltd.[1,3]	2,046	39,385
Alstom S.A.[1,3]	1,149	80,255
Mitsubishi Electric Corporation[1,3]	13,000	96,624

		216,264

Home Entertainment Software—0.1%
Nintendo Company, Ltd.[1,3]	200	47,793

Hotels, Resorts & Cruise Lines—0.1%
China CITIC Bank(CI. H)1,3,*	125,000	105,795

Household Appliances—0.0%
Makita Corporation[1,3]	700	24,057

Independent Power Producers & Energy Traders—0.1%
EDF Energies Nouvelles S.A.[1,3]	510	26,271
Iberdrola Renovables S.A.[1,3]	15,163	72,115

		98,386

Industrial Conglomerates—0.4%
DCC plc[1,3]	2,879	80,369
Hutchison Whampoa, Ltd.[1,3]	5,700	38,994
Koninklijke Philips Electronics N.V.[1],3	2,328	68,727
SembCorp Industries, Ltd.[1,3]	26,900	70,279

		258,369

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Managed Asset Allocation Series)

	Shares	Value
FOREIGN STOCKS—12.3% (continued)
Industrial Gases—0.0%
Air Water, Inc.[1,3]	2,000	$23,571

Industrial Machinery—0.1%
Cargotec Corporation (CI.B)[1,3]	1,033	28,399
Charter International plc[1,3]	3,642	42,391
Fanuc, Ltd.[1,3]	300	27,976
Toshiba Machine Company, Ltd.[1,3]	3,000	11,508

		110,274

Integrated Oil & Gas—0.3%
BG Group plc[1,3]	2,638	47,703
Statoil Hydro ASA[1,3]	5,100	127,054

		174,757

Integrated Telecommunication Services—0.3%
France Telecom S.A.[1,3]	3,625	90,468
Hutchison Telecommunications Hong Kong Holdings, Ltd.[1,3]	104,000	17,621
Singapore Telecommunications, Ltd.[1,3]	14,000	30,831
Telefonica S.A.[1,3]	6,637	185,529
Telstra Corporation, Ltd.[1,3]	13,867	42,633

		367,082

Internet Software & Services—0.0%
Kakaku.com, Inc.[1,3]	9	35,003

Investment Banking & Brokerage—0.1%
Macquarie Group, Ltd.[1,3]	1,344	57,587

IT Consulting & Other Services—0.0%
Logica plc[1,3]	13,045	23,860
NS Solutions Corporation[1,3]	1,100	17,357

		41,217

Life & Health Insurance—0.3%
Prudential plc[1,3]	6,082	62,051
Sony Financial Holdings, Inc.[1,3]	25	65,096
Sun Life Financial, Inc.	3,600	103,596

		230,743

Marine—0.0%
Nippon Yusen KK1,3	5,000	15,407

Multi-Line Insurance—0.1%
AXA S.A.[1,3]	4,786	112,229

Multi-Utilities—0.1%
GDF Suez[1,3]	1,428	61,784

Office Electronics—0.1%
Canon, Inc.[1,3]	1,800	76,610

Oil & Gas Drilling—0.0%
China Oilfield Services, Ltd.[1,3]	28,000	33,206

Oil & Gas Equipment & Services—0.2%
Fugro N.V.[1,3]	464	26,618
Modec, Inc.[1,3]	1,000	19,173
Saipem SpA[1,3]	2,035	70,140
Subsea 7, Inc.[1,3],*	3,700	61,200

		177,131

Oil & Gas Exploration & Production—0.1%
Beach Energy, Ltd.[1,3]	51,900	42,700

Other Diversified Financial Services—0.0%
ING Groep N.V.[1,3]	2,480	23,853

Packaged Foods & Meats—0.6%
Dairy Crest Group plc [1,3]	6,814	39,634
Goodman Fielder, Ltd.[1,3]	18,514	26,961
House Foods Corporation[1,3]	1,500	21,352
Nestle S.A.[1,3]	6,099	295,706
Unilever plc[1,3]	2,980	95,534

		479,187

Personal Products—0.1%
Kobayashi Pharmaceutical Company, Ltd.[1,3]	800	32,073
L'Oreal S.A.[1,3]	820	91,467

		123,540

Pharmaceuticals—0.7%
Astellas Pharma, Inc.[1,3]	800	29,863
Chugai Pharmaceutical Company, Ltd.[1,3]	1,200	22,442
Roche Holding AG1,3	1,233	210,645
Rohto Pharmaceutical Company, Ltd.[1,3]	2,000	23,080
Sanofi-Aventis S.A.[1,3]	2,152	169,026

		455,056

Photographic Products—0.0%
Nikon Corporation[1,3]	2,000	39,514

Property & Casualty Insurance—0.1%
QBE Insurance Group, Ltd.[1,3]	3,729	85,099
Suncorp-Metway, Ltd.[1,3]	3,775	29,227

		114,326

Publishing—0.1%
Informa plc[1,3]	3,220	16,579
Sanoma Oyj[1,3]	2,646	59,622

		76,201

Railroads—0.1%
Central Japan Railway Company[1,3]	9	60,272

Real Estate Development—0.0%
China Overseas Land & Investment, Ltd.[1,3]	17,760	37,207
Goldcrest Company, Ltd.[1,3]	820	22,974
Soho China, Ltd.[1,3]	62,000	33,304

		93,485

Regional Banks—0.1%
Bank of Yokohama, Ltd.[1,3]	9,000	41,057

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Managed Asset Allocation Series)

	Shares	Value
FOREIGN STOCKS—12.3% (continued)
Reinsurance—0.1%
Muenchener Rueckversicherungs AG1,3	574	$89,293

Restaurants—0.1%
Compass Group plc[1,3]	6,631	47,675
Mitchells & Butlers plc[1,3]	7,690	30,765

		78,440

Retail REIT’s—0.1%
Unibail-Rodamco SE1,3	466	102,242

Semiconductor Equipment—0.2%
ASML Holding N.V. [1,3]	1,687	57,525
Sumco Corporation[1,3]	3,000	53,040

		110,565

Semiconductors—0.1%
Samsung Electronics Company, Ltd.[1,3]	56	38,377
Taiwan Semiconductor Manufacturing Company, Ltd.[1,3]	28,129	56,672

		95,049

Specialized Finance—0.1%
Deutsche Boerse AG1,3	551	45,571

Specialty Chemicals—0.2%
Hitachi Chemical Company, Ltd.[1,3]	1,800	36,705
Umicore[1,3]	1,536	51,174
Wacker Chemie AG1,3	444	77,135

		165,014

Steel—0.1%
Kobe Steel, Ltd.[1,3]	21,000	38,077
SSAB Svenskt Stal AB1,3	3,869	65,677

		103,754

Switzerland—0.1%
Swiss LifeHolding AG1,3	732	93,043

Trading Companies & Distributors—0.3%
Mitsubishi Corporation[1,3]	3,600	89,719
Mitsui & Company, Ltd.[1,3]	5,800	82,324

		172,043

Trucking—0.1%
Arriva plc[1,3]	4,990	39,736

Wireless Telecommunication Services—0.1%
KDDI Corporation[1,3]	13	68,894

TOTAL FOREIGN STOCKS (cost $9,320,958)		$9,794,021

	Shares	Value
PREFERRED STOCK—0.2%
Other Diversified Financial Services—0.2%
Bank of America Corporation
10.00%, 12/31/19495	9,100	135,772
Thrifts & Mortgage Finance—0.0%
Federal National Mortgage Association
8.25%, 12/31/2010*	1,050	1,155

TOTAL PREFERRED STOCK (cost $166,568)		136,927

	Shares	Value
WARRANTS—0.0%
Anvil (Cl. A)
$1.00, 2/28/2012[1,2]	333	14
Anvil (Cl. B)
$1.00, 2/28/2012[1,2]	370	7

TOTAL WARRANTS (cost $3,850)		21

	Principal Amount	Value
CORPORATE BONDS—13.8%
Aerospace & Defense—0.2%
Bombardier, Inc.
6.75%, 2012[1,6,7]	$50,000	$51,625
Delta Air Lines, Inc.
12.25%, 2015[1,6,7]	25,000	25,000
Lockheed Martin Corporation
4.12%, 2013[1]	25,000	26,120
Spirit Aerosystems, Inc.
7.50%, 2017[1,6,7]	25,000	24,625

		127,370

Airlines—0.0%
Continental Airlines, Inc.
7.25%, 2019[1]	10,000	10,175
Delta Air Lines, Inc.
7.75%, 2019[1]	10,000	10,200

		20,375

Automotive—0.2%
American Axle & Manufacturing, Inc.
7.88%, 2017[1]	25,000	21,125
DaimlerChrysler North America Holding Corporation
6.50%, 2013[1]	30,000	32,887
Erac USA Finance Company
5.60%, 2015[1,2,6,7]	40,000	40,770
Ford Motor Credit Company LLC
12.00%, 2015[1]	25,000	28,991
Hertz Corporation
10.50%, 2016[1]	25,000	26,688
Motors Liquidation Company
8.25%, 2023[1,8]	25,000	6,625

		157,086

Banking—1.4%
Bank of America Corporation
5.65%, 2018[1]	105,000	106,639
BB&T Capital Trust II
6.75%, 2036[1]	20,000	19,075

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Managed Asset Allocation Series)

	Principal Amount	Value
CORPORATE BONDS—13.8% (continued)
Banking—1.4% (continued)
Citigroup, Inc.
6.50%, 2013[1]	$120,000	$127,824
Credit Suisse Guernsey, Ltd.
5.86%, 2049[1,5]	40,000	34,800
Credit Suisse USA, Inc.
5.50%, 2011[1]	30,000	31,872
Discover Financial Services
10.25%, 2019[1]	25,000	29,234
E*Trade Financial Corporation
12.50%, 2017[1]	32,000	36,360
Fifth Third Bancorp
6.25%, 2013[1]	20,000	20,592
Goldman Sachs Group, Inc.
7.50%, 2019[1]	40,000	46,632
JP Morgan Chase Capital XXII
6.45%, 2037[1]	35,000	32,121
JPMorgan Chase & Company
4.75%, 2013[1]	55,000	58,054
6.00%, 2018[1]	205,000	220,375
Morgan Stanley
7.30%, 2019[1]	100,000	112,293
Northern Trust Company
4.60%, 2013[1]	25,000	26,242
Northern Trust Corporation
5.30%, 2011[1]	30,000	31,832
5.50%, 2013[1]	10,000	10,939
PNC Funding Corporation
5.63%, 2017[1]	35,000	34,682
Svensk Exportkredit AB
5.13%, 2017[1]	70,000	73,921
U.S. Bancorp
4.50%, 2010[1]	45,000	46,113
Wells Fargo & Company
4.88%, 2011[1]	90,000	93,249
Westpac Banking Corporation
4.88%, 2019[1]	25,000	24,675

		1,217,524

Basic Industry—0.2%
BWAY Corporation
10.00%, 2014[1,6,7]	25,000	26,437
Lubrizol Corporation
8.88%, 2019[1]	20,000	24,866
Potash Corporation of Saskatchewan, Inc.
4.88%, 2020[1]	45,000	44,398
Rio Tinto Finance USA, Ltd.
8.95%, 2014[1]	15,000	17,975

		113,676

Basic Industry—Other—0.0%
Cooper US, Inc.
6.10%, 2017[1]	35,000	38,236
Xstrata Finance Canada, Ltd.
5.50%, 2011[1,2,6,7]	35,000	36,735

		74,971

Brokerage—0.9%
Ameriprise Financial, Inc.
7.30%, 2019[1]	40,000	44,482
Citigroup, Inc.
5.50%, 2012[1]	37,000	38,675
5.50%, 2013[1]	45,000	46,654
Goldman Sachs Group, Inc.
6.15%, 2018[1]	195,000	208,748
6.35%, 2034[1]	30,000	28,088
Jefferies Group, Inc.
6.25%, 2036[1]	35,000	27,891
Merrill Lynch & Company, Inc.
5.45%, 2013[1]	35,000	36,829
6.88%, 2018[1]	85,000	91,582
7.75%, 2038[1]	35,000	38,456
Morgan Stanley
6.00%, 2015[1]	100,000	106,523
Nuveen Investments, Inc.
10.50%, 2015[1]	25,000	22,688
Willis North America, Inc.
6.20%, 2017[1]	25,000	24,783

		715,399

Building Materials—0.1%
CRH America, Inc.
6.00%, 2016[1]	25,000	26,112
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 2017[1]	50,000	54,750
Gibraltar Industries, Inc.
8.00%, 2015[1]	25,000	23,875
Holcim US Finance Sarl & Cie SCS
6.00%, 2019[1,2,6,7]	20,000	20,818
Lafarge S.A.
6.15%, 2011[1]	20,000	20,842

		146,397

Capital Goods—0.1%
Ball Corporation
7.13%, 2016[1]	25,000	25,625
Goodrich Corporation
4.88%, 2020[1]	15,000	14,837
Republic Services, Inc.
5.50%, 2019[1,2,6,7]	20,000	20,309
Roper Industries, Inc.
6.25%, 2019[1]	10,000	10,411

		71,182

Chemicals—0.1%
Praxair, Inc.
4.63%, 2015[1]	35,000	37,225
5.20%, 2017[1]	35,000	36,700
Solutia, Inc.
8.75%, 2017[1]	25,000	26,031

		99,956

Communications—0.3%
American Tower Corporation
4.63%, 2015[1,2,6,7]	15,000	15,172
7.25%, 2019[1,2,6,7]	28,000	31,220
Grupo Televisa S.A.
6.63%, 2040[1,2,6,7]	15,000	14,834
Intelsat Jackson Holdings, Ltd.
8.50%, 2019[1,6,7]	50,000	51,500
QVC, Inc.
7.50%, 2019[1,6,7]	25,000	25,500
Telecom Italia Capital S.A.
6.18%, 2014[1]	30,000	32,517

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Managed Asset Allocation Series)

	Principal Amount	Value
CORPORATE BONDS—13.8% (continued)
Communications—0.3% (continued)
Telefonica Emisiones SAU
5.88%, 2019[1]	$15,000	$16,077
Thomson Reuters Corporation
4.70%, 2019[1]	10,000	9,851

		196,671

Communications—Other—0.3%
AT&T, Inc.
5.63%, 2016[1]	50,000	53,712
Dun & Bradstreet Corporation
5.50%, 2011[1]	25,000	26,042
Hughes Network Systems LLC
9.50%, 2014[1]	25,000	25,813
Lamar Media Corporation
6.63%, 2015[1]	100,000	96,999
XM Satellite Radio, Inc.
11.25%, 2013[1,6,7]	25,000	26,875

		229,441

Construction Machinery—0.1%
Commercial Vehicle Group
13.00%, 2013[1,2,7]	20	16,972
Esco Corporation
8.63%, 2013[1,6,7]	50,000	49,749
Honeywell International, Inc.
5.30%, 2018[1]	35,000	36,916

		103,637

Consumer Noncyclical—0.1%
AmerisourceBergen Corporation
4.88%, 2019[1]	25,000	24,681
Kroger Company
3.90%, 2015[1]	20,000	20,109

		44,790

Consumer Noncyclical—Other—0.1%
Bunge North America Finance, LP
5.90%, 2017[1]	55,000	54,445

Consumer Products—0.0%
Visant Corporation
7.63%, 2012[1]	25,000	25,125

Distributors—0.0%
Ferrellgas Partners, LP
8.75%, 2012[1]	25,000	25,313

Diversified Manufacturing—0.1%
3M Company
5.70%, 2037[1]	35,000	36,525
Bombardier, Inc.
8.00%, 2014[1,6,7]	25,000	25,969
Case New Holland, Inc.
7.75%, 2013[1,6,7]	25,000	25,563
Hawk Corporation
8.75%, 2014[1]	25,000	24,969

		113,026

Electric—1.1%
ACE INA Holdings, Inc.
5.90%, 2019[1]	10,000	10,758
AES Corporation
7.75%, 2014[1]	25,000	25,375
Allegheny Energy Supply Company LLC
6.75%, 2039[1,2,6,7]	30,000	28,556
Appalachian Power Company
6.38%, 2036[1]	25,000	25,265
Baltimore Gas & Electric Company
5.90%, 2016[1]	50,000	52,708
Black Hills Corporation
6.50%, 2013[1]	30,000	31,380
CenterPoint Energy, Inc.
7.25%, 2010[1]	25,000	25,790
Consumers Energy Company
6.00%, 2014[1]	25,000	27,479
El Paso Electric Company
6.00%, 2035[1]	45,000	40,468
Energy Future Holdings Corporation
10.88%, 2017[1]	25,000	20,438
11.25%, 2017[1]	28,090	19,874
Entergy Gulf States Louisiana LLC
5.59%, 2024[1]	10,000	9,994
Entergy Louisiana LLC
5.40%, 2024[1]	10,000	9,754
Exelon Generation Company LLC
6.25%, 2039[1]	15,000	15,282
Express Scripts, Inc.
6.25%, 2014[1]	15,000	16,367
Illinois Power Company
6.13%, 2017[1]	15,000	15,842
Massachusetts Electric Company
5.90%, 2039[1,2,6,7]	25,000	25,383
Monongahela Power Company
5.70%, 2017[1,2,6,7]	40,000	39,319
Northern States Power Company
5.35%, 2039[1]	14,000	13,512
Pacific Gas & Electric Company
4.80%, 2014[1]	30,000	31,860
6.35%, 2038[1]	20,000	21,688
PacifiCorp
6.25%, 2037[1]	40,000	43,157
Pinnacle Foods Finance LLC
9.25%, 2015[1]	25,000	25,375
Public Service Company of Oklahoma
5.15%, 2019[1]	15,000	14,893
Public Service Electric & Gas Company
5.70%, 2036[1]	50,000	50,751
RRI Energy, Inc.
7.88%, 2017[1]	25,000	24,563
Sierra Pacific Resources
7.80%, 2012[1]	25,000	25,388
Southern Company
4.15%, 2014[1]	20,000	20,567
Tampa Electric Company
6.15%, 2037[1]	40,000	40,309
Teck Resources, Ltd.
9.75%, 2014[1]	25,000	28,844

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Managed Asset Allocation Series)

	Principal Amount	Value
CORPORATE BONDS—13.8% (continued)
Electric—1.1% (continued)
Texas Competitive Electric Holdings Company LLC
10.25%, 2015[1]	$50,000	$40,500
Union Electric Company
5.40%, 2016[1]	50,000	51,447
Virginia Electric and Power Company
4.50%, 2010[1]	35,000	35,996
Westar Energy, Inc.
5.10%, 2020[1]	25,000	24,417

		933,299

Energy—0.1%
Hess Corporation
6.00%, 2040[1]	15,000	14,854
North American Energy Alliance LLC
10.88%, 2016[1,6,7]	25,000	26,562

		41,416

Energy-Other—0.0%
Cie Generale de Gelphysique-Veritas
9.50%, 2016[1,7]	25,000	26,750

Entertainment—0.1%
Historic TW, Inc.
6.88%, 2018[1]	50,000	55,148
Ticketmaster Entertainment, Inc.
10.75%, 2016[1]	25,000	26,938

		82,086

Environmental—0.2%
Veolia Environnement
6.00%, 2018[1]	35,000	36,957
Waste Management, Inc.
6.10%, 2018[1]	55,000	58,489

		95,446

Financial—Other—0.2%
AvalonBay Communities, Inc.
6.13%, 2012[1]	16,000	16,978
Duke Realty, LP
6.25%, 2013[1]	20,000	20,115
First Data Corporation
10.55%, 2015[1]	27,760	24,636
Kinder Morgan Finance Company ULC
5.70%, 2016[1]	45,000	43,200
Nuveen Investments, Inc.
5.50%, 2015[1]	25,000	17,281

		122,210

Financial Companies—0.1%
American General Finance Corporation
6.90%, 2017[1]	25,000	17,359
WEA Finance LLC
7.50%, 2014[1,2,6,7]	20,000	22,506

		39,865

Financial Companies—Noncaptive Consumer—0.2%
American Express Credit Corporation
5.88%, 2013[1]	35,000	37,561
7.30%, 2013[1]	15,000	16,858
Capital One Capital IV
6.75%, 2037[1,5]	50,000	41,500
John Deere Capital Corporation
5.50%, 2017[1]	20,000	21,201
SLM Corporation
5.13%, 2012[1]	15,000	14,062
8.45%, 2018[1]	50,000	49,337

		180,519

Financial Companies—Noncaptive Diversified—0.2%
Caterpillar Financial Services Corporation
4.25%, 2013[1]	35,000	36,445
5.85%, 2017[1]	25,000	26,679
International Lease Finance Corporation
6.63%, 2013[1]	55,000	44,274
Wachovia Corporation
5.75%, 2018[1]	55,000	57,396

		164,794

Financial Institutions—0.1%
Citigroup, Inc.
5.50%, 2014[1]	20,000	20,251
JPMorgan Chase Capital XXVII
7.00%, 2039[1]	30,000	30,255
SLM Corporation
5.38%, 2014[1]	25,000	23,059

		73,565

Food & Beverage—0.3%
Anheuser-Busch InBev Worldwide, Inc.
5.38%, 2014[1,2,6,7]	60,000	63,524
ARAMARK Corporation
3.78%, 2015[1,5]	25,000	22,875
B&G Foods, Inc.
8.00%, 2011[1]	25,000	25,438
Coca-Cola Amatil, Ltd.
3.25%, 2014[1,2,6,7]	20,000	19,744
General Mills, Inc.
5.25%, 2013[1]	15,000	16,183
Mead Johnson Nutrition Company
4.90%, 2019[1,2,6,7]	10,000	9,915
Pantry, Inc.
7.75%, 2014[1]	25,000	24,000
SABMiller plc
6.20%, 2011[1,2,6,7]	50,000	52,915
Sysco Corporation
5.25%, 2018[1]	20,000	20,882

		255,476

Gaming—0.1%
Harrah’s Operating Company, Inc.
11.25%, 2017[1,6,7]	25,000	26,156

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Managed Asset Allocation Series)

	Principal Amount	Value
CORPORATE BONDS—13.8% (continued)
Gaming—0.1% (continued)
MGM Mirage
10.38%, 2014[1,6,7]	$25,000	$27,125
11.38%, 2018[1,6,7]	25,000	22,375

		75,656

Health Care—0.4%
Genentech, Inc.
4.75%, 2015[1]	35,000	37,460
HCA, Inc.
9.25%, 2016[1]	50,000	53,688
Highmark, Inc.
6.80%, 2013[1,2,6,7]	30,000	31,389
Kellogg Company
4.25%, 2013[1]	25,000	26,208
Medtronic, Inc.
4.75%, 2015[1]	60,000	64,772
Talecris Biotherapeutics Holdings Corporation
7.75%, 2016[1,6,7]	25,000	25,375
Vanguard Health Holding Company II LLC
9.00%, 2014[1]	25,000	25,906
WellPoint, Inc.
5.00%, 2011[1]	30,000	31,019
Wyeth
5.95%, 2037[1]	35,000	36,497

		332,314

Home Construction—0.1%
MDC Holdings, Inc.
5.50%, 2013[1]	55,000	55,258
NVR, Inc.
5.00%, 2010[1]	20,000	20,184

		75,442

Independent Energy—0.3%
Canadian Natural Resources, Ltd.
6.25%, 2038[1]	35,000	36,223
Connacher Oil and Gas, Ltd.
10.25%, 2015[1,6,7]	25,000	22,875
Forest Oil Corporation
8.00%, 2011[1]	25,000	26,063
Hilcorp Energy I, LP
7.75%, 2015[1,6,7]	75,000	73,499
NRG Energy, Inc.
7.25%, 2014[1]	25,000	25,313
Southern Company
5.30%, 2012[1]	15,000	16,071

		200,044

Insurance—0.1%
Aflac, Inc.
6.90%, 2039[1]	20,000	19,704
Genworth Financial, Inc.
8.63%, 2016[1]	10,000	10,374
Markel Corporation
7.13%, 2019[1]	15,000	15,488
Reinsurance Group of America, Inc.
6.45%, 2019[1]	15,000	14,951

		60,517

Insurance—Life—0.3%
MetLife, Inc.
6.13%, 2011[1]	50,000	53,750
NLV Financial Corporation
7.50%, 2033[1,2,6,7]	30,000	25,852
Principal Financial Group, Inc.
6.05%, 2036[1]	30,000	27,104
Principal Life Global Funding I
5.13%, 2013[1,2,6,7]	45,000	45,623
Prudential Financial, Inc.
6.20%, 2015[1]	10,000	10,759
Sun Life Financial Global Funding, LP
0.50%, 2013[1,2,5,6,7]	45,000	42,174

		205,262

Insurance—Property & Casualty—0.1%
Ace INA Holdings, Inc.
5.70%, 2017[1]	30,000	31,839
HUB International Holdings, Inc.
10.25%, 2015[1,6,7]	25,000	23,000

		54,839

Integrated Energy—0.1%
Hess Corporation
7.88%, 2029[1]	20,000	23,987
Petrobras International Finance Company
5.88%, 2018[1]	35,000	35,294
Petro-Canada
6.80%, 2038[1]	10,000	11,023
West Penn Power Company
5.95%, 2017[1,2,6,7]	25,000	25,565

		95,869

Lodging—0.0%
Host Hotels & Resorts, LP
6.75%, 2016[1]	25,000	24,875

Media-Cable—0.8%
British Sky Broadcasting Group plc
6.10%, 2018[1,2,6,7]	55,000	58,264
Comcast Cable Communications Holdings, Inc.
8.38%, 2013[1]	11,000	12,680
Comcast Corporation
5.70%, 2018[1]	40,000	42,050
COX Communications, Inc.
7.13%, 2012[1]	20,000	22,217
6.25%, 2018[1,2,6,7]	10,000	10,644
8.38%, 2039[1,2,6,7]	10,000	12,452
CSC Holdings, Inc.
8.50%, 2014[1,6,7]	25,000	26,625
DirecTV Holdings LLC
7.63%, 2016[1]	25,000	27,313
5.88%, 2019[1,2,6,7]	45,000	45,769
News America, Inc.
6.15%, 2037[1]	60,000	59,693
Omnicom Group, Inc.
6.25%, 2019[1]	20,000	21,577
Rogers Cable, Inc.
5.50%, 2014[1]	40,000	42,861
TCM Sub LLC
3.55%, 2015[1,2,6,7]	35,000	34,284

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Managed Asset Allocation Series)

	Principal Amount	Value
CORPORATE BONDS—13.8% (continued)
Media—Cable—0.8% (continued)
Time Warner Cable, Inc.
5.40%, 2012[1]	$55,000	$58,764
7.30%, 2038[1]	90,000	99,775
Videotron Ltee
9.13%, 2018[1],6,7	25,000	27,500

		602,468

Media—Non Cable—0.2%
Affinity Group, Inc.
9.00%, 2012[1]	25,000	17,031
News America, Inc.
6.40%, 2035[1]	45,000	46,208
Thomson Reuters Corporation
6.50%, 2018[1]	25,000	28,256
Time Warner, Inc.
7.70%, 2032[1]	20,000	23,487
Univision Communications, Inc.
9.75%, 2015[1,6,7]	26,312	23,056
Vivendi S.A.
5.75%, 2013[1,2,6,7]	35,000	36,797

		174,835

Metals & Mining—0.8%
ArcelorMittal
5.38%, 2013[1]	35,000	36,933
Barrick Gold Financeco LLC
6.13%, 2013[1]	30,000	32,976
BHP Billiton Finance, Ltd.
5.40%, 2017[1]	30,000	32,141
Novelis, Inc.
11.50%, 2015[1,6,7]	25,000	26,781
Placer Dome, Inc.
6.45%, 2035[1]	35,000	35,927
Rio Tinto Finance USA, Ltd.
5.88%, 2013[1]	35,000	37,767
Russel Metals, Inc.
6.38%, 2014[1]	25,000	23,750
Steel Dynamics, Inc.
7.38%, 2012[1]	25,000	25,750
Sunoco, Inc.
5.75%, 2017[1]	34,000	34,375
Tube City IMS Corporation
9.75%, 2015[1]	25,000	24,156
Vale Overseas, Ltd.
6.25%, 2017[1]	20,000	20,862
6.88%, 2039[1]	25,000	25,169

		356,587

Natural Gas—0.1%
AGL Capital Corporation
5.25%, 2019[1]	5,000	5,035
Enogex LLC
6.25%, 2020[1,2,6,7]	10,000	9,783
Enterprise Products Operating LLC
5.25%, 2020[1]	5,000	4,946
7.55%, 2038[1]	15,000	16,939
Magellan Midstream Partners, LP
6.55%, 2019[1]	20,000	21,710
Plains All American Pipeline, LP
5.75%, 2020[1]	20,000	20,015
Spectra Energy Capital LLC
5.65%, 2020[1]	20,000	20,183

		98,611

Natural Gas Pipelines—0.2%
Boardwalk Pipelines LLC
5.50%, 2017[1]	20,000	19,874
Buckeye Partners, LP
6.05%, 2018[1]	15,000	15,539
Dynegy Holdings, Inc.
7.50%, 2015[1]	25,000	23,375
El Paso Corporation
12.00%, 2013[1]	25,000	29,313
Plains All American Pipeline, LP
6.50%, 2018[1]	15,000	16,041
Texas Gas Transmission LLC
5.50%, 2013[1,2,6,7]	50,000	52,578

		156,720

Oil Field Services—0.4%
Devon Financing Corporation ULC
7.88%, 2031[1]	25,000	31,323
Diamond Offshore Drilling, Inc.
5.15%, 2014[1]	25,000	26,656
El Paso Natural Gas Company
5.95%, 2017[1]	13,000	13,390
EnCana Corporation
5.90%, 2017[1]	35,000	37,641
6.50%, 2034[1]	35,000	37,511
EOG Resources, Inc.
5.88%, 2017[1]	25,000	27,224
Nabors Industries, Inc.
6.15%, 2018[1]	10,000	10,393
Pemex Project Funding Master Trust
5.75%, 2018[1]	80,000	80,891
Petrobras International Finance Company
7.88%, 2019[1]	15,000	17,292
5.75%, 2020[1]	10,000	10,173
Shell International Finance BV
6.38%, 2038[1]	25,000	28,184
Southern Natural Gas Company
5.90%, 2017[1,2,6,7]	13,000	13,350
Woodside Finance, Ltd.
4.50%, 2014[1,2,6,7]	10,000	10,089
XTO Energy, Inc.
5.65%, 2016[1]	30,000	32,788

		376,905

Paper—0.1%
Boise Cascade LLC
7.13%, 2014[1]	15,000	13,519
Georgia-Pacific LLC
7.13%, 2017[1,6,7]	25,000	25,313
Nielsen Finance LLC
11.63%, 2014[1]	25,000	28,093

		66,925

Pharmaceuticals—0.1%
Teva Pharmaceutical Finance LLC
5.55%, 2016[1]	40,000	42,223

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Managed Asset Allocation Series)

	Principal Amount	Value
CORPORATE BONDS—13.8% (continued)
Pipelines—0.0%
Kinder Morgan, Inc.
6.50%, 2012[1]	$25,000	$26,000

Railroads—0.0%
Union Pacific Corporation
5.70%, 2018[1]	25,000	26,187

Refining—0.3%
Diamond Offshore Drilling, Inc.
4.88%, 2015[1]	30,000	31,668
Enterprise Products Operating, LP
6.30%, 2017[1]	20,000	21,530
Marathon Oil Corporation
6.00%, 2017[1]	35,000	37,023
5.90%, 2018[1]	45,000	47,400
6.60%, 2037[1]	15,000	15,912
Valero Energy Corporation
6.13%, 2017[1]	55,000	56,289

		209,822

REIT’s—0.3%
AMB Property, LP
6.63%, 2019[1]	20,000	19,617
ERP Operating, LP
5.25%, 2014[1]	25,000	25,426
Federal Realty Investment Trust
6.00%, 2012[1]	20,000	20,869
Hospitality Properties Trust
5.63%, 2017[1]	30,000	25,976
Mack-Cali Realty Corporation
7.75%, 2019[1]	20,000	20,695
Reckson Operating Partnership, LP
6.00%, 2016[1]	30,000	25,682
Regency Centers, LP
5.88%, 2017[1]	15,000	13,881
Simon Property Group, LP
6.75%, 2014[1]	5,000	5,328
5.75%, 2015[1]	55,000	56,086

		213,560

Restaurants—0.0%
Federated Retail Holdings, Inc.
5.35%, 2012[1]	20,000	20,425

Retailers—0.3%
AmeriGas Partners, LP
7.13%, 2016[1]	100,000	100,000
GSC Holdings Corporation
8.00%, 2012[1]	25,000	25,906
Home Depot, Inc.
5.40%, 2016[1]	35,000	36,640
JC Penney Corporation, Inc.
9.00%, 2012[1]	30,000	33,825
Neiman Marcus Group, Inc.
10.38%, 2015[1]	25,000	24,500
Rite Aid Corporation
10.25%, 2019[1,6,7]	25,000	26,375

		247,246

Services—0.1%
Allied Waste North America, Inc.
7.25%, 2015[1]	50,000	52,250

Sovereigns—0.2%
Brazilian Government International Bond
11.00%, 2040[1]	35,000	46,638
Italian Republic
5.25%, 2016[1]	85,000	90,526

		137,164

Supermarkets—0.0%
Kroger Company
7.50%, 2014[1]	5,000	5,706

Technology—0.3%
Seagate Technology HDD Holdings
6.80%, 2016[1]	25,000	24,188
STATS ChipPAC, Ltd.
6.75%, 2011[1]	25,000	25,156
SunGard Data Systems, Inc.
9.13%, 2013[1]	100,000	102,500
Xerox Corporation
5.50%, 2012[1]	15,000	15,852
6.75%, 2017[1]	100,000	107,277
6.35%, 2018[1]	25,000	26,078

		301,051

Telecommunications—Wireless—0.6%
America Movil S.A. de CV
6.38%, 2035[1]	45,000	46,453
British Telecommunications plc
5.15%, 2013[1]	40,000	41,711
CC Holdings GS V LLC
7.75%, 2017[1,6,7]	25,000	26,625
Cricket Communications, Inc.
7.75%, 2016[1]	25,000	24,938
Digicel Group, Ltd.
12.00%, 2014[1,6,7]	25,000	27,750
iPCS, Inc.
4.28%, 2014[1,5]	25,283	21,491
MetroPCS Wireless, Inc.
9.25%, 2014[1]	25,000	25,313
New Cingular Wireless Services, Inc.
7.88%, 2011[1]	30,000	32,232
NII Capital Corporation
10.00%, 2016[1,6,7]	25,000	26,188
Rogers Communications, Inc.
6.80%, 2018[1]	30,000	33,598
SBA Telecommunications, Inc.
8.00%, 2016[1,6,7]	25,000	26,125
Sprint Capital Corporation
8.38%, 2012[1]	25,000	25,875
Sprint Nextel Corporation
8.38%, 2017[1]	50,000	50,999
Verizon Global Funding Corporation
7.75%, 2030[1]	35,000	41,117
Verizon Virginia, Inc.
4.63%, 2013[1]	45,000	46,730

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Managed Asset Allocation Series)

	Principal Amount	Value
CORPORATE BONDS—13.8% (continued)
Telecommunications—Wireless—0.6% (continued)
Vodafone Group plc
5.63%, 2017[1]	$35,000	$37,176
Wind Acquisition Finance S.A.
12.00%, 2015[1,6],7	25,000	26,750

		561,071

Telecommunications—Wirelines—0.4%
AT&T Corporation
7.30%, 2011[1]	15,000	16,516
AT&T, Inc.
6.45%, 2034[1]	50,000	50,983
Cellco Partnership
8.50%, 2018[1]	40,000	49,615
Nordic Telephone Company Holdings ApS
8.88%, 2016[1,6,7]	100,000	105,750
Rogers Wireless, Inc.
7.50%, 2015[1]	15,000	17,520
Telecom Italia Capital S.A.
5.25%, 2013[1]	30,000	31,554
Telefonica Emisiones SAU
6.22%, 2017[1]	35,000	38,578
Windstream Corporation
8.63%, 2016[1]	25,000	25,438

		335,954

Textile—0.1%
Invista
9.25%, 2012[1,6,7]	100,000	101,500

Tobacco—0.1%
Altria Group, Inc.
8.50%, 2013[1]	25,000	28,891
9.25%, 2019[1]	20,000	24,373
BAT International Finance plc
8.13%, 2013[1,2,6,7]	25,000	28,900
Reynolds American, Inc.
7.25%, 2013[1]	30,000	32,730

		114,894

U.S. Banking—0.1%
Bank of America Corporation
6.50%, 2016[1]	20,000	21,506
Fifth Third Bancorp
8.25%, 2038[1]	25,000	23,770
GMAC, Inc.
8.00%, 2031[1,6,7]	25,000	22,500
USB Capital XIII Trust
6.63%, 2039[1]	15,000	15,245

		83,021

TOTAL CORPORATE BOND (cost $10,557,472)		$10,987,753

	Principal Amount	Value
FOREIGN BONDS—0.2%
Chile—0.1%
Celulosa Arauco y Constitucion S.A.
5.13%, 2013[1]	$40,000	$41,936

France—0.1%
France Telecom S.A.
7.75%, 2011[1]	$46,000	$49,301

United Kingdom—0.0%
HBOS plc
6.00%, 2033[1,2,6,7]	40,000	30,205

TOTAL FOREIGN BOND (cost $126,793)		$121,442

	Principal Amount	Value
FOREIGN GOVERNMENT BONDS—0.2%
Mexico—0.1%
Mexico Government International Bond
6.38%, 2013[1]	45,000	49,725

South Africa—0.1%
South Africa Government International Bond
6.50%, 2014[1]	65,000	71,175

TOTAL FOREIGN GOVERNMENT BOND (cost $111,628)		$120,900

	Principal Amount	Value
MUNICIPAL BONDS—0.5%
California—0.0%
Bay Area Toll Authority Revenue Bonds
6.26%, 2049[1]	25,000	23,880

District Of Columbia—0.0%
District of Columbia Revenue Bonds
5.59%, 2034[1]	10,000	9,798

Georgia—0.2%
City of Atlanta Georgia Revenue Bonds
5.50%, 2017[1]	35,000	38,297
County of DeKalb Georgia Revenue Bonds
5.00%, 2035[1]	40,000	43,016

		81,313

Illinois—0.1%
Chicago Metropolitan Water Reclamation District-Greater Chicago General Obligation Limited
5.72%, 2038[1]	15,000	14,984
Chicago Transit Authority Revenue Bonds
6.90%, 2040[1]	30,000	31,326

		46,310

Kansas—0.0%
Kansas Development Finance Authority Revenue Bonds
5.50%, 2034[1]	30,000	26,870

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Managed Asset Allocation Series)

	Principal Amount	Value
MUNICIPAL BONDS—0.5% (continued)
Maryland—0.0%
Maryland State Transportation Authority Revenue Bonds
5.89%, 2043[1]	$10,000	$10,016

Massachusetts—0.2%
Massachusetts Health & Educational Facilities Authority Revenue Bonds
5.00%, 2038[1]	45,000	47,292

New York—0.0%
Metropolitan Transportation Authority Revenue Bonds
7.34%, 2039[1]	10,000	11,143
New York City Housing Development Corporation Revenue Bonds
6.42%, 2027[1]	30,000	26,502

		37,645

Oregon—0.0%
State of Oregon General Obligation Unlimited
5.89%, 2027[1]	15,000	14,865

Utah—0.0%
Utah Transit Authority Revenue Bonds
5.25%, 2038[1]	35,000	37,383

West Virginia—0.0%
Tobacco Settlement Finance Authority of West Virginia Revenue Bonds
7.47%, 2047[1]	45,000	35,944

TOTAL MUNICIPAL BOND (cost $373,004)		$371,316

	Principal Amount	Value
MORTGAGE BACKED SECURITIES—10.8%
Other Non-Agency—2.0%
C.M.O.’s—2.0%
American Tower Trust
2007-1A, 5.96%, 2037[1,2,6,7]	$45,000	$45,900
Banc of America Commercial Mortgage, Inc.
2003-1, 4.65%, 2036[1]	75,000	75,579
2005-3, 4.50%, 2043[1]	201,227	201,444
Banc of America Mortgage Securities, Inc.
2004-A, 4.48%, 2034[1,5]	22,001	18,042
2004-D, 3.87%, 2034[1,5]	2,188	2,008
2004-H, 3.76%, 2034[1,5]	12,995	12,218
2004-I, 4.87%, 2034[1,5]	11,097	10,596
2005-J, 5.24%, 2035[1,5]	31,652	24,016
Bear Stearns Commercial Mortgage Securities
2005-PW10, 5.09%, 2040[1]	39,604	40,084
2005-PWR8, 4.67%, 2041[1]	60,000	57,396
2006-PW13, 5.54%, 2041[1]	61,000	59,410
2005-PWR9, 4.87%, 2042[1]	43,000	41,223
Citigroup
2005-CD1, 5.22%, 2044[1,5]	175,000	179,080
Commercial Mortgage Loan Trust
2008-LS1, 6.02%, 2017[1,5]	175,000	154,137
Credit Suisse Mortgage Capital Certificates
2006-C4, 5.47%, 2039[1]	100,000	85,652
GMAC Commercial Mortgage Securities, Inc.
2001-C2, 6.70%, 2034[1]	119,683	125,131
JP Morgan Chase Commercial Mortgage Securities Corporation
2001-CIBC, 6.26%, 2033 [1]	92,974	95,644
2001-CIB2, 6.24%, 2035[1]	5,702	5,759
2004-LDP4, 4.82%, 2042[1,5]	75,000	76,294
Morgan Stanley Capital I
2007-HQ11, 5.45%, 2044[1,5]	100,000	87,634
Morgan Stanley Dean Witter Capital I
2002-T0P7, 5.98%, 2039[1]	200,000	209,442

		1,606,689

		1,606,689

U.S. Government Sponsored
Agencies—7.5%
C.M.O.’s—0.1%
Federal Home Loan Mortgage Corporation
FHR 2614 IH, 4.50%, 2016[1,2,9]	35,051	1,318
Federal National Mortgage Association
FNR 2003-40 Nl, 5.50%, 2028[1],2,[9]	1,211	11
FNS 319 2, 6.50%, 2032[1,2,9]	8,364	1,903
FNR 2006-35 GK, 6.00%, 2032[1]	66,013	68,955

		72,187

Pass Through’s—7.4%
Federal Home Loan Mortgage Corporation
#E01341, 5.50%, 2018[1]	4,409	4,697
#E99933, 5.00%, 2018[1]	2,790	2,940
#E99966, 5.00%, 2018[1]	15,373	16,201
#B10343, 5.00%, 2018[1]	4,075	4,294
#B19214, 5.50%, 2020[1]	14,913	15,875
#J02272, 5.50%, 2020[1]	50,959	54,246
#J02554, 5.50%, 2020[1]	42,421	45,157
#J03203, 6.00%, 2021[1]	37,256	39,852
#J03254, 6.00%, 2021[1]	10,775	11,525
#J03615, 6.00%, 2021[1]	69,875	74,743
#J03640, 6.00%, 2021[1]	52,010	55,633
#J03672, 6.00%, 2021[1]	20,941	22,400
#933890, 5.00%, 2023[1]	187,095	195,731
#AA0774, 4.50%, 2024[1]	174,611	179,815
#C68205, 7.00%, 2032[1]	3,429	3,774
#1B0527, 3.35%, 2032[1,5]	1,082	1,114

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Managed Asset Allocation Series)

	Principal Amount	Value
MORTGAGE BACKED SECURITIES—10.8% (continued)
U.S. Government Sponsored
Agencies—7.5% (continued)
Pass Through’s—7.4% (continued)
Federal Home Loan Mortgage Corporation (continued)
#A12118, 5.00%, 2033[1]	$35,799	$36,858
#D86309, 5.00%, 2033[1]	22,297	22,957
#A15907, 5.00%, 2033[1]	18,950	19,511
#A15852, 5.00%, 2033[1]	16,024	16,498
#A21263, 4.50%, 2034[1]	110,405	110,797
#G01805, 4.50%, 2035[1]	234,607	235,748
#833174, 5.17%, 2035[1],5	158,777	166,935
#1G1762, 5.05%, 2035[1,5]	26,732	28,083
#1G0661, 5.33%, 2036[1,5]	11,829	12,462
#745336, 5.00%, 2036[1]	94,810	97,481
#1G1353, 5.98%, 2036[1,5]	67,590	72,110
#AA5588, 4.50%, 2039[1]	214,499	214,320
Federal National Mortgage Association
#254140, 5.50%, 2017[1]	2,822	3,000
#625931, 5.50%, 2017[1]	2,422	2,575
#254234, 5.50%, 2017[1]	2,915	3,099
#357280, 6.50%, 2017[1]	14,100	15,308
#555345, 5.50%, 2018[1]	2,800	2,977
#685202, 5.50%, 2018[1]	40,990	43,711
#725098, 5.50%, 2018[1]	9,992	10,655
#725528, 5.50%, 2019[1]	7,398	7,889
#789885, 5.50%, 2019[1]	10,084	10,753
#745406, 6.00%, 2021[1]	55,968	59,980
#981614, 5.00%, 2023[1]	6,367	6,661
#650075, 6.50%, 2032[1]	9,047	9,776
#545759, 6.50%, 2032[1]	73,605	78,896
#254514, 5.50%, 2032[1]	1,815	1,909
#254550, 6.50%, 2032[1]	14,704	15,889
#974321, 6.00%, 2033[1]	76,780	81,386
#555417, 6.00%, 2033[1]	36,896	39,479
#254767, 5.50%, 2033[1]	104,142	109,458
#747387, 5.50%, 2033[1]	22,799	23,963
#744692, 5.50%, 2033[1]	26,504	27,857
#750362, 5.50%, 2033[1]	20,179	21,209
#744750, 5.50%, 2033[1]	9,647	10,140
#747571, 5.50%, 2033[1]	15,314	16,096
#747549, 5.50%, 2033[1]	5,880	6,180
#254983, 5.50%, 2033[1]	48,024	50,475
#756190, 5.50%, 2033[1]	29,236	30,728
#762076, 5.50%, 2034[1]	26,455	27,805
#255028, 5.50%, 2034[1]	11,983	12,555
#763700, 5.00%, 2034[1]	57,820	59,521
#725424, 5.50%, 2034[1]	228,879	240,561
#789293, 5.50%, 2034[1]	94,270	99,214
#790044, 6.00%, 2034[1]	25,254	26,935
#790217, 6.00%, 2034[1]	10,291	10,976
#725704, 6.00%, 2034[1]	229,696	245,344
#923129, 5.50%, 2034[1]	14,590	15,335
#791574, 6.00%, 2034[1]	26,474	28,237
#790237, 6.00%, 2034[1]	26,821	28,606
#790629, 6.00%, 2034[1]	24,501	26,132

#790788, 6.00%, 2034[1]	29,431	31,390
#796104, 5.50%, 2034[1]	27,292	28,685
#725946, 5.50%, 2034[1]	327,080	343,776
#255459, 6.00%, 2034[1]	29,081	31,017
#804395, 5.50%, 2034[1]	64,289	67,570
#808951, 6.00%, 2035[1]	306,324	325,948
#735502, 6.00%, 2035[1]	27,874	29,729
#889829, 5.00%, 2035[1]	367,181	378,331
#745216, 3.08%, 2035[1,5]	32,077	32,920
#888884, 5.50%, 2035[1]	132,139	138,884
#850863, 5.30%, 2035[1],5	22,607	23,815
#848522, 5.63%, 2035[1,5]	11,655	12,289
#845354, 5.50%, 2036[1]	50,071	52,595
#745554, 6.50%, 2036[1]	308,729	331,498
#868728, 6.50%, 2036[1]	12,132	13,004
#888010, 5.99%, 2036[1,5]	29,265	31,123
#900362, 6.00%, 2036[1]	44,941	47,735
#896329, 6.50%, 2036[1]	28,387	30,463
#893353, 6.00%, 2036[1]	34,245	36,375
#745946, 5.50%, 2036[1]	14,834	15,556
#905196, 6.03%, 2036[1],5	38,937	41,245
#1B3203, 5.98%, 2037[1,5]	24,092	25,508
#938883, 5.00%, 2037[1]	70,604	72,539
#938089, 5.00%, 2037[1]	25,594	26,295
#889543, 5.50%, 2037[1]	79,456	83,251
#972155, 6.00%, 2038[1]	57,624	61,081
#983288, 6.00%, 2038[1]	70,892	75,146
#964926, 6.00%, 2038[1]	40,551	42,984
#257407, 6.00%, 2038[1]	17,961	19,041
#AA7985, 4.50%, 2039[1]	64,297	64,244
#AD0441, 6.00%, 2039[1]	78,770	83,558
#AC4810, 4.50%, 2039[1]	25,774	25,753

		5,896,375

		5,968,562

U.S. Government Sponsored
Securities—1.3%
Pass Through’s—1.3%
Government National Mortgage Association
#780766, 7.00%, 2013[1]	73	73
#67365, 11.50%, 2013[1]	927	995
#781312, 7.00%, 2013[1]	8,534	9,081
G2 2102, 8.00%, 2025[1]	712	813
G2 3295, 5.50%, 2032[1]	7,608	8,027
#615278, 5.00%, 2033[1]	67,692	70,143
#612919, 5.00%, 2033[1]	29,568	30,639
#604639, 5.00%, 2033[1]	50,940	52,785
G2 3442, 5.00%, 2033[1]	120,943	125,249
G2 3458, 5.00%, 2033[1]	34,053	35,246
G2 3490, 6.50%, 2033[1]	6,012	6,448
G2 3513, 5.00%, 2034[1]	42,460	43,917
G2 3517, 6.00%, 2034[1]	21,841	23,276
G2 3529, 5.00%, 2034[1]	9,977	10,320
G2 3530, 5.50%, 2034[1]	17,071	17,975
#605561, 5.50%, 2034[1]	36,673	38,663
G2 4495, 4.50%, 2039[1]	130,406	130,480
G2 4558, 4.50%, 2039[1]	302,839	303,011

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Managed Asset Allocation Series)

	Principal Amount	Value
MORTGAGE BACKED SECURITIES—10.8% (continued)
U.S. Government Sponsored
Securities—1.3% (continued)
Pass Through’s—1.3% (continued)
Government National Mortgage Association (continued)
G2 4598, 4.50%, 2039[1]	$115,000	$115,066

		1,022,207

		1,022,207

TOTAL MORTGAGE BACKED SECURITIES (cost $8,401,422)		$8,597,458

	Principal Amount	Value
ASSET BACKED SECURITIES—1.4%
Auto—0.5%
AmeriCredit Automobile Receivables Trust
2006-RM, 5.53%, 2014[1]	$280,000	$287,418
Triad Auto Receivables Owner Trust
2006-B, 5.52%, 2012[1]	100,000	102,681
USAA Auto Owner Trust
2008-1, 4.16%, 2012[1]	32,867	33,379

		$423,478

Credit Cards—0.5%
Capital One Multi-Asset Execution Trust
2007-C3, 0.52%, 2013[1,5]	70,000	69,276
2005-A7, 4.70%, 2015[1]	70,000	73,956
GE Capital Credit Card Master Note Trust
2007-3, 0.53%, 2013[1,5]	90,000	88,279
2009-2, 3.69%, 2015[1]	114,000	116,442
MBNA Credit Card Master Note Trust
2006-C3, 0.52%, 2013[1,5]	35,000	33,257

		381,210

Home Equity Loans—0.0%
Chase Funding Mortgage Loan Asset-Backed Certificates
2002-2, 5.60%, 2031[1]	5,846	2,561

Other—0.3%
CNH Equipment Trust
2007-A, 5.09%, 2014[1]	50,000	50,859
CNH Wholesale Master Note Trust
2009-1A, 1.93%, 2015[1,2,5,6,7]	100,000	99,875
Greenwich Capital Commercial Funding Corporation
2007-GG9, 5.44%, 2039[1]	50,000	44,177
Marriott Vacation Club Owner Trust
2006-1A, 5.74%, 2028[1,2,6,7]	46,056	45,261
2006-2A, 5.36%, 2028[1,2,6,7]	14,522	14,249

		254,421

Student Loans—0.1%
SLM Student Loan Trust
2008-4, 1.33%, 2012[1,5]	60,000	60,785

TOTAL ASSET BACKED SECURITIES (cost $l,114,793)		$1,122,455

	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES—0.0%
Federal Home Loan Bank
5.60%, 6/28/2011[1]	$10,000	$10,661

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (cost $10,001)		$10,661

	Principal Amount	Value
U.S. GOVERNMENT SECURITIES—5.7%
U.S. Treasury Bonds
4.75%, 2/15/2037	$250,000	$255,469
U.S. Treasury Inflation Indexed Bonds
0.88%, 4/15/2010	228,114	228,880
U.S. Treasury Note
2.38%, 8/31/2010	735,000	744,733
1.75%, 8/15/2012	1,405,000	1,414,110
3.13%, 9/30/2013	330,000	342,968
2.25%, 5/31/2014	915,000	908,781
2.63%, 7/31/2014	480,000	482,400
2.63%, 4/30/2016	40,000	38,759
4.00%, 8/15/2018	95,000	97,026

TOTAL U.S. GOVERNMENT SECURITIES (cost $4,523,816)		$4,513,126

	Principal Amount	Value
SHORT TERM INVESTMENTS—3.0%
State Street GA Money Market Fund[1]	$496,653	$496,653
T. Rowe Price Reserve Investment Fund[1]	1,866,559	1,866,559

TOTAL SHORT TERM INVESTMENTS (cost $2,363,212)		$2,363,212

Total Investments—99.2% [4] (cost $74,839,178)		$78,764,405
Cash & Other Assets, Less Liabilities—0.8%		667,204

Total Net Assets—100.0%		$79,431,609

INVESTMENT CONCENTRATION

At December 31, 2009, the investment diversification of the Series was as follows:
Country	% of Net Assets	Value
United States	81.1%	$64,482,409
United Kingdom	3.1	2,469,433
Japan	2.7	2,052,638
France	1.9	1,412,442
Switzerland	1.2	995,295
Canada	1.2	944,090
Australia	1.2	923,839
Germany	1.0	787,418
Netherlands	0.7	608,465
Spain	0.6	488,322
Sweden	0.5	395,823
Ireland	0.5	377,964
Bermuda	0.5	372,347
Italy	0.4	353,948
Singapore	0.3	242,203
Norway	0.3	236,317

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2009	(Managed Asset Allocation Series)

INVESTMENT CONCENTRATION (continued)

Country	% of Net Assets	Value
Cayman Islands	0.2%	$220,915
Mexico	0.3	214,828
Luxembourg	0.2	148,572
Hong Kong	0.2	145,361
Brazil	0.2	135,856
Denmark	0.1	105,750
Republic of Korea	0.1	90,751
Finland	0.1	88,021
China	0.1	85,443
Chile	0.1	77,054
South Africa	0.1	71,175
Taiwan, Province of China	0.1	56,672
Belgium	0.1	51,174
Panama	0.1	45,619
Austria	0.0	34,106
Greece	0.0	28,225
Virgin Islands (UK)	0.0	17,184
Puerto Rico	0.0	4,746

Total Investments	99.2	$78,764,405

For federal income tax purposes the identified cost of investments owned at December 31, 2009 was $76,738,965.

ADR  American Depositary Receipt

plc      Public Limited Company

*	Non-income producing security
[1]	Value determined based on Level 2 inputs.
[2]	Security is deemed illiquid. The total market value of illiquid securities is $1,180,971 (cost $1,188,768), or 1.5% of total net assets.
[3]	Security was subject to the fair value trigger at December 31, 2009. The total market value of fair valued securities amounts to $9,581,955 (cost $9,134,560), or 12.1% of total net assets.
[4]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs.
[5]	Variable rate security. Rate indicated is rate effective at December 31, 2009.
[6]	Security was acquired through a private placement.
[7]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $2,303,093 (cost $2,237,043), or 2.9% of total net assets.
[8]	Security is in default of interest and/or principal obligations.
[9]	Security is an interest-only strip. Rate indicated is effective yield at December 31, 2009.

The accompanying notes are an integral part of the financial statements

Series N
(Managed Asset Allocation Series)

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value*	$78,764,405
Cash	329
Cash denominated in a foreign currency, at value**	482
Receivables:
Fund shares sold	81,201
Securities sold	678,604
Interest	254,430
Dividends	62,459
Foreign taxes recoverable	16,269
Prepaid expenses	1,637

Total assets	79,859,816

Liabilities:

Payable for:
Fund shares redeemed	46,783
Securities purchased	194,115
Management fees	67,468
Administration fees	52,120
Transfer agent/maintenance fees	2,083
Custodian fees	27,512
Directors’ fees	1,074
Professional fees	25,321
Other fees	11,731

Total liabilities	428,207

Net assets	$79,431,609

Net assets consist of:
Paid in capital	$87,883,239
Undistributed net investment income	976,274
Accumulated net realized loss on sale of investments	(13,352,050)
Net unrealized appreciation in value of investments	3,924,146

Net assets	$79,431,609

Capital shares authorized	unlimited
Capital shares outstanding	4,415,377
Net asset value per share (net assets divided by shares outstanding)	$17.99

* investments, at cost	$74,839,178
** Cash denominated in a foreign currency, at cost	464

Statement of Operations

For Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign withholding tax $41,226)	$1,211,191
Interest	1,299,269

Total investment income	2,510,460

Expenses:
Management fees	743,569
Administration fees	277,883
Transfer agent/maintenance fees	25,291
Custodian fees	127,134
Directors’ fees	8,272
Professional fees	33,246
Reports to shareholders	12,141
Other	8,532

Total expenses	1,236,068

Net investment income	1,274,392

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(6,684,465)
Foreign currency transactions	(10,731)

Net realized loss	(6,695,196)

Net unrealized appreciation (depreciation) during the year on:
Investments	22,081,939
Translation of assets and liabilities in foreign currencies	529

Net unrealized appreciation	22,082,468

Net realized and unrealized gain	15,387,272

Net increase in net assets resulting from operations	$16,661,664

The accompanying notes are an integral part of the financial statements

Series N
Statement of Changes in Net Assets	(Managed Asset Allocation Series)

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (decrease) in net assets from operations:
Net investment income	$1,274,392	$1,937,569
Net realized loss during the year on investments	(6,695,196)	(6,196,875)
Net unrealized appreciation (depreciation) during the year on investments	22,082,468	(26,102,064)

Net increase (decrease) in net assets resulting from operations	16,661,664	(30,361,370)

Capital share transactions:
Proceeds from sale of shares	9,550,796	25,871,130
Cost of shares redeemed	(23,202,268)	(36,511,309)

Net decrease from capital share transactions	(13,651,472)	(10,640,179)

Net increase (decrease) in net assets	3,010,192	(41,001,549)

Net assets:
Beginning of year	76,421,417	117,422,966

End of year	$79,431,609	$76,421,417

Undistributed net investment income at end of year	$976,274	$1,692,780

Capital share activity:
Shares sold	629,934	1,491,277
Shares redeemed	(1,553,545)	(2,121,410)

Total capital share activity	(923,611)	(630,133)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series N
Selected data for each share of capital stock outstanding throughout each year	(Managed Asset Allocation Series)

	2009	2008	2007	2006	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$14.31	$19.67	$18.55	$16.55	$15.86

Income (loss) from investment operations:
Net investment income[a]	0.27	0.34	0.32	0.30	0.23
Net gain (loss) on securities (realized and unrealized)	3.41	(5.70)	0.80	1.70	0.46

Total from investment operations	3.68	(5.36)	1.12	2.00	0.69

Net asset value, end of period	$17.99	$14.31	$19.67	$18.55	$16.55

Total Return[b]	25.72%	(27.25)%	6.04%	12.08%	4.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$79,432	$76,421	$117,423	$105,300	$97,690

Ratios to average net assets:
Net investment income	1.71%	1.94%	1.63%	1.63%	1.44%
Total expenses[c]	1.66%	1.52%	1.41%	1.41%	1.41%
Net expenses[d]	1.66%	1.52%	1.41%	1.40%	1.41%
Net expenses prior to custodian earnings credits and net of expense waivers	1.66%	1.52%	1.41%	1.41%	1.41%

Portfolio turnover rate	46%	82%	75%	63%	67%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Managers’ Commentary
February 15, 2010

Advised by:

To Our Shareholders:

Series O of the SBL Fund – All Cap Value Series returned 33.01%1 during the period, besting the benchmark Russell 3000 Value Index’s return of 19.76°% and the Series’ peer group median return of 24.28%.

Our strategy is to buy companies, across the market capitalization spectrum, trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process with three clear philosophical tenants that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

Industrials, Health Care, Energy Top Performers

The leading three sectors in the Series outperformed due to superior stock selection.

The Series’ industrials holdings, which were a double overweight position, gained 35% compared to the 15% return of the Index. McDermott International, Inc. and Power-One, Inc. soared 143% and 266% during the period. Union Pacific Corporation was another strong performer in the sector.

Holdings in the energy sector were an underweight position but outperformed the benchmark. Global Industries, Ltd. gained 104% while Haliburton Company and Chesapeake Energy Corporation gained 68% and 62%, respectively.

Another underweight sector in the Series was health care, but a return of 80% was significantly higher than the 23% of the Russell 3000 Value Index. Leading securities for the Series included Schering-Plough Corporation and Hospira, Inc.

Financials Disappoint

The only sector in the Series that significantly underperformed was financials. The sector held 16% of the portfolio, a material underweight to the 24% position for the Index. However, stock selection for the portfolio amounted to a loss of 4% during the period while financials in the benchmark gained 12%, a 16% advantage.

The largest drop in the portfolio was registered by Capital One Financial Corporation with a dropped of 71%. Other detractors were Wilmington Trust, down 44%, and W.R. Berkley Corporation, down 20%.

Market Outlook

Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. We are maintaining flexibility in the portfolios to take advantage of these opportunities as they arise. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We are confident in our ability to find these companies and we are pleased with the positions we own today.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

James Schier, Portfolio Manager

Mark A. Mitchell, Portfolio Manager

[1]	Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced.

Series O
Performance Summary	(All Cap Value Series)
December 31, 2009	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series O (All Cap Value Series) on December 31, 1999, and reflects the fees and expenses of Series O. The Russell 3000 Index measures the performance of the broad value segment of the U.S equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forcasted growth values.

Average Annual Returns

Periods Ended 12-31-09[1]	1 Year	5 Years	10 Years
Series O	33.01%	0.75%	3.95%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	9.79%
Consumer Staples	8.44
Energy	12.89
Financials	16.25
Health Care	6.45
Industrials	22.83
Information Technology	12.34
Materials	3.43
Telecommunication Services	1.28
Utilities	6.58
Liabilities, Less Cash & Other Assets	(0.28)
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series O
December 31, 2009	(All Cap Value Series)

	Shares	Value
COMMON STOCKS—100.3%
Aerospace & Defense—3.6%
GeoEye, Inc. *	42,300	$1,179,324
Orbital Sciences Corporation *	48,821	745,008
Precision Castparts Corporation	2,410	265,944
United Technologies Corporation	53,000	3,678,730

		5,869,006

Air Freight & Logistics—2.4%
FedEx Corporation	46,500	3,880,425

Apparel Retail—1.2%
Brown Shoe Company, Inc.	74,900	739,263
Chico’s FAS, Inc. *	70,000	983,500
Talbots, Inc.	25,209	224,612

		1,947,375

Apparel, Accessories & Luxury Goods—0.5%
Fossil, Inc. 1,*	4,100	137,596
Maidenform Brands, Inc. *	37,600	627,544

		765,140

Application Software—0.8%
Synopsys, Inc. *	57,600	1,283,328

Asset Management & Custody Banks—1.3%
Bank of New York Mellon Corporation	75,600	2,114,532

Biotechnology—0.0%
Combinatorx, Inc. *	74,696	61,998

Building Products—2.1%
Trex Company, Inc. *	34,800	682,080
USG Corporation *	192,200	2,700,410

		3,382,490

Coal & Consumable Fuels—0.2%
Evergreen Energy, Inc. *	189,894	65,134
USEC, Inc. *	63,070	242,819

		307,953

Communications Equipment—0.4%
Symmetricom, Inc. 2,*	129,300	672,360

Computer Hardware—1.9%
Hewlett-Packard Company	60,400	3,111,204

Construction & Engineering—1.8%
Insituform Technologies, Inc. *	47,900	1,088,288
Quanta Services, Inc. *	39,900	831,516
URS Corporation *	23,200	1,032,864

		2,952,668

Construction & Farm Machinery & Heavy Trucks—0.2%
Force Protection, Inc. *	77,600	404,296

Construction Materials—0.2%
Eagle Materials, Inc.	11,723	305,384

Consumer Finance—0.3%
First Marblehead Corporation *	251,005	534,641

Data Processing & Outsourced Services—5.6%
Affiliated Computer Services, Inc. *	16,700	996,823
Computer Sciences Corporation *	55,400	3,187,162
Western Union Company	254,100	4,789,785

		8,973,770

Department Stores—1.5%
JC Penney Company, Inc.	91,400	2,432,154

Diversified Banks—2.5%
U.S. Bancorp	62,639	1,410,004
Wells Fargo & Company	98,495	2,658,380

		4,068,384

Diversified Chemicals—1.4%
Dow Chemical Company	81,000	2,238,030

Drug Retail—1.3%
CVS Caremark Corporation	65,300	2,103,313

Electric Utilities—4.4%
Allete, Inc.	28,098	918,243
Edison International	112,700	3,919,705
Great Plains Energy, Inc.	47,192	915,053
Northeast Utilities	27,064	697,981
Westar Energy, Inc.	25,400	551,942

		7,002,924

Electrical Components & Equipment—1.0%
General Cable Corporation *	28,000	823,760
Power-One, Inc. *	172,800	751,680

		1,575,440

Electronic Manufacturing Services—2.5%
Maxwell Technologies, Inc. *	68,700	1,225,608
Tyco Electronics, Ltd.	115,600	2,837,980

		4,063,588

Environmental & Facilities Services—0.3%
Covanta Holding Corporation *	31,000	560,790

Forest Products—0.7%
Louisiana-Pacific Corporation *	164,000	1,144,720

Gas Utilities—0.5%
Atmos Energy Corporation	28,500	837,900

Health Care Equipment—3.7%
Covidien plc	49,500	2,370,555
Hologic, Inc. *	39,593	574,099
Hospira, Inc. *	60,000	3,060,000

		6,004,654

Health Care Services—1.6%
Amedisys, Inc. *	9,200	446,752
Medco Health Solutions, Inc. *	7,200	460,152
Mednax, Inc. *	17,500	1,052,100
RehabCare Group, Inc. *	18,370	558,999

		2,518,003

Highways & Railtracks—0.1%
Quixote Corporation	26,100	166,257

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series O
December 31, 2009	(All Cap Value Series)

	Shares	Value
COMMON STOCKS—100.3% (continued)
Home Furnishings—0.6%
Leggett & Platt, Inc.	51,200	$1,044,480

Home Improvement Retail—2.7%
Lowe’s Companies, Inc.	188,000	4,397,320

Human Resources & Employment Services—0.4%
Administaff, Inc.	24,100	568,519

Hypermarkets & Super Centers—2.6%
Wal-Mart Stores, Inc.	79,000	4,222,550

Independent Power Producers & Energy Traders—0.8%
NRG Energy, Inc. *	53,800	1,270,218

Industrial Conglomerates—2.2%
McDermott International, Inc. *	145,800	3,500,658

Industrial Machinery—2.6%
Dover Corporation	30,100	1,252,461
Harsco Corporation	28,400	915,332
Parker Hannifin Corporation	37,642	2,028,151

		4,195,944

Insurance Brokers—1.1%
AON Corporation	42,000	1,610,280
Arthur J Gallagher & Company	7,700	173,327

		1,783,607

Integrated Oil & Gas—5.1%
Chevron Corporation	41,200	3,171,989
ConocoPhillips	45,900	2,344,113
Exxon Mobil Corporation	39,700	2,707,143

		8,223,245

Integrated Telecommunication Services—1.3%
Windstream Corporation	188,000	2,066,120

Internet Software & Services—0.1%
AOL, Inc. *	8,951	208,379

IT Consulting & Other Services—0.2%
Satyam Computer Services, Ltd. ADR	74,036	341,306

Managed Health Care—0.8%
Aetna, Inc.	39,900	1,264,830

Movies & Entertainment—1.8%
Time Warner, Inc.	98,466	2,869,299

Multi-Line Insurance—0.7%
American Financial Group, Inc. [1]	47,800	1,192,610

Multi-Utilities—0.9%
Alliant Energy Corporation	31,400	950,164
Black Hills Corporation	22,000	585,860

		1,536,024

Office Services & Supplies—0.2%
United Stationers, Inc. *	4,895	$278,281

Oil & Gas Equipment & Services—2.8%
Complete Production Services, Inc. *	16,200	210,600
Global Industries, Ltd. *	203,002	1,447,404
Halliburton Company	94,800	2,852,532

		4,510,536

Oil & Gas Exploration & Production—2.5%
Chesapeake Energy Corporation	85,700	2,217,916
Goodrich Petroleum Corporation *	16,026	390,233
Gulfport Energy Corporation *	31,900	365,255

Petrohawk Energy Corporation [1],*	47,800	1,146,722

		4,120,126

Oil & Gas Storage & Transportation—2.3%
Southern Union Company	50,900	1,155,430
Williams Companies, Inc.	121,300	2,557,004

		3,712,434

Other Diversified Financial Services—1.0%
JPMorgan Chase & Company	39,400	1,641,798

Packaged Foods & Meats—3.0%
Hormel Foods Corporation [1]	42,100	1,618,745
JM Smucker Company	23,300	1,438,775
Ralcorp Holdings, Inc. *	6,300	376,173
TreeHouse Foods, Inc. *	37,000	1,437,820

		4,871,513

Paper Packaging—0.9%
Bemis Company, Inc.	21,400	634,510
Sonoco Products Company	29,900	874,575

		1,509,085

Pharmaceuticals—0.4%
Merck & Company, Inc.	16,493	602,654

Property & Casualty Insurance—6.5%
Alleghany Corporation *	3,570	985,320
Berkshire Hathaway, Inc. (CI.B) *	1,766	5,803,076
Employers Holdings, Inc.	33,000	506,220
Hanover Insurance Group, Inc.	37,700	1,675,011
W.R. Berkley Corporation	58,300	1,436,512

		10,406,139

Railroads—1.9%
Union Pacific Corporation	49,200	3,143,880

Regional Banks—2.9%
Associated Banc-Corporation	46,270	509,433
BB&T Corporation	62,400	1,583,088
Fifth Third Bancorp	50,000	487,500
Old National Bancorp	19,545	242,944
Regions Financial Corporation	331,500	1,753,635

		4,576,600

Research & Consulting Services—3.6%
Equifax, Inc.	153,600	4,744,703
ICF International, Inc. *	11,100	297,480

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series O
December 31, 2009	(All Cap Value Series)

	Shares	Value
COMMON STOCKS—100.3% (continued)
Research & Consulting Services—3.6% (continued)
Navigant Consulting, Inc. *	58,500	$869,310

		5,911,493

Restaurants—0.8%
Burger King Holdings, Inc.	46,466	874,490
Jack in the Box, Inc. *	20,000	393,400

		1,267,890

Semiconductors—0.8%
IXYS Corporation [2]	177,900	1,320,018

Specialty Chemicals—0.2%
HB Fuller Company	2,588	58,877
Zoltek Companies, Inc. *	30,900	293,550

		352,427

Specialty Stores—0.7%
Cabela’s, Inc. *	79,237	1,129,920

Tobacco—1.5%
Philip Morris International, Inc.	51,300	2,472,147

Trucking—0.4%
Saia, Inc. *	39,000	577,980

TOTAL COMMON STOCKS (cost $170,821,820)		$162,372,757

Total Investments—100.3% [3] (cost $170,821,820)		$162,372,757
Liabilities, Less Cash & Other Assets—(0.3)%		(454,944)

Total Net Assets—100.0%		$161,917,813

For federal income tax purposes the identified cost of investments owned at December 31, 2009 was $170,845,470.

ADR	American Depositary Receipt
plc	Public Limited Company

*	Non-income producing security
[1]	Security is segregated as collateral for open written option contracts.
[2]	Security is deemed illiquid. The total market value of illiquid securities is $1,992,378 (cost $2,784,387), or 1.2% of total net assets.
[3]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs.

The accompanying notes are an integral part of the financial statements

Series O
(All Cap Value Series)

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value*	$162,372,757
Cash	345,833
Receivables:
Fund shares sold	192,969
Securities sold	385,836
Dividends	234,986
Security Investors	3,615
Prepaid expenses	3,001

Total assets	163,538,997

Liabilities:
Payable for:
Fund shares redeemed	62,181
Securities purchased	1,207,018
Written options, at value (premiums received $144,915)	177,195
Management fees	95,518
Administration fees	13,113
Transfer agent/maintenance fees	2,083
Custodian fees	769
Directors’ fees	6,240
Professional fees	32,000
Other fees	25,067

Total liabilities	1,621,184

Net assets	$161,917,813

Net assets consist of:
Paid in capital	$199,564,813
Undistributed net investment income	1,474,436
Accumulated net realized loss on sale of investments	(30,640,093)
Net unrealized depreciation in value of investments	(8,481,343)

Net assets	$161,917,813

Capital shares authorized	unlimited
Capital shares outstanding	8,461,513
Net asset value per share (net assets divided by shares outstanding)	$19.14

*Investments, at cost	$170,821,820

Statement of Operations

For Year Ended December 31, 2009

Investment Income:
Dividends	$2,727,689
Interest	2,237

Total investment income	2,729,926

Expenses:
Management fees	1,033,934
Administration fees	140,772
Transfer agent/maintenance fees	25,304
Custodian fees	3,653
Directors’ fees	17,653
Professional fees	33,652
Reports to shareholders	24,775
Other	12,736

Total expenses	1,292,479
Reimbursement of expenses	(36,989)

Net expenses	1,255,490

Net investment income	1,474,436

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(12,511,431)
Options written	288,764

Net realized loss	(12,222,667)

Net unrealized appreciation (depreciation) during the year on:
Investments	51,539,250
Options written	(77,500)

Net unrealized appreciation	51,461,750

Net realized and unrealized gain	39,239,083

Net increase in net assets resulting from operations	$40,713,519

The accompanying notes are an integral part of the financial statements

Series O
Statement of Changes in Net Assets	(All Cap Value Series)

	Year Ended December 31,2009	Year Ended December 31,2008
Increase (decrease) in net assets from operations:
Net investment income	$1,474,436	$4,095,123
Net realized loss during the year on investments	(12,222,667)	(17,206,865)
Net unrealized appreciation (depreciation) during the year on investments	51,461,750	(94,226,726)

Net increase (decrease) in net assets resulting from operations	40,713,519	(107,338,468)

Capital share transactions:
Proceeds from sale of shares	18,436,280	128,467,594
Cost of shares redeemed	(53,865,932)	(152,728,104)

Net decrease from capital share transactions	(35,429,652)	(24,260,510)

Net increase (decrease) in net assets	5,283,867	(131,598,978)

Net assets:
Beginning of year	156,633,946	288,232,924

End of year	$161,917,813	$156,633,946

Undistributed net investment income at end of year	$1,474,436	$4,037,889

Capital share activity:
Shares sold	1,210,470	6,181,412
Shares redeemed	(3,632,455)	(7,629,934)

Total capital share activity	(2,421,985)	(1,448,522)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series O
Selected data for each share of capital stock outstanding throughout each year	(All Cap Value Series)

	2009	2008[a,b]	2007	2006	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$14.39	$23.37	$22.73	$19.13	$18.44

Income (loss) from investment operations:
Net investment income[c]	0.16	0.34	0.34	0.31	0.23
Net gain (loss) on securities (realized and unrealized)	4.59	(9.32)	0.30	3.29	0.46

Total from investment operations	4.75	(8.98)	0.64	3.60	0.69

Net asset value, end of period	$19.14	$14.39	$23.37	$22.73	$19.13

Total Return[d]	33.01%	(38.43)%	2.82%	18.82%	3.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$161,918	$156,634	$288,233	$295,049	$259,728

Ratios to average net assets:
Net investment income	1.00%	1.72%	1.42%	1.41%	1.29%
Total expenses [e]	0.87%	1.09%	1.14%	1.15%	1.15%
Net expenses[f]	0.85%	1.07%	1.14%	1.15%	1.15%
Net expenses prior to custodian earnings credits and net of expense waivers	0.85%	1.07%	1.14%	1.15%	1.15%

Portfolio turnover rate	19%	124%[g]	25%	18%	20%

[a]	Security Global Investors, LLC (SGI) became the advisor of Series 0 effective August 15, 2008. Prior to August 15, 2008, SGI paid T. Rowe Price for sub-advisory services.

[b]	Effective August 15, 2008 the Series name became All Cap Value Series. Prior to August 15, 2008 the Series was known as the Equity Income Series.

[c]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[d]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[e]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

[f]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

[g]	Significant variation in the portfolio turnover rate is due to Investment Manager’s appointment of new portfolio manager for the Series.

The accompanying notes are an integral part of the financial statements

Manager’s Commentary
February 15, 2010

Advised by:

To Our Shareholders:

Series P of the SBL Fund – High Yield Series recorded a gain of 73.52% for the year ended December 31, 2009, outperforming the 58.2l% performance of its benchmark, the Barclays Capital U.S. High Yield Bond Index by more than 1,500 basis points. The Series outpaced its peer group median return of 46.08% by an even greater amount.

The High Yield Series will primarily invest in a diversified portfolio consisting of a broad range of high yield, high-risk debt securities rated below the top four long-term credit rating categories and maintain a dollar-weighted average duration of 3 to 15 years.

The Series’ investment approach uses a bottom-up process in selecting high yield securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, its debt service coverage or ability to make interest payments on its debt, cash flow, and general economic and market factors. Relative value analysis compares the credit risk and yield of a security to that of other securities. We search for securities that appear to be inexpensive relative to comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade would typically increase the value of the security.

High Yield Market Review

The high yield asset class had a record year, gaining 58% compared to a 26% increase for the S&P 500 Index and -4% for U.S. treasuries. Still, high yield has the potential to outperform other asset classes again in 2010 if the economy continues to improve. Default rates peaked around 10% in late 2009 and expectations are that rates could decline to around 4% in 2010, about its long-term historical average. On the other hand, unemployment may remain stubbornly high hampering the consumer and holding back an economic recovery. An additional concern is the large budget deficits in states such as California and Illinois. At best, the imbalances will be a headwind for the markets while the effect of any state or municipal defaults could be significant. New issuance continues to help struggling companies reissue debt, thereby decreasing the default rate and lowering expectations of future defaults. The sudden collapse of market liquidity caused by the Lehman bankruptcy and the subsequent widening of credit spreads was so severe that many investors recognized the value in high yield securities. The response was massive inflows to high yield mutual funds, amounting to $5 billion in the first quarter alone, causing the market to stablize and spreads to begin to moderately tighten. Cash flows into the high-yield market were on a torrid pace throughout the year with September marking the tenth consecutive month of inflows of $1 billion.

Market Outlook

While keeping a long-term perspective, we will remain slightly aggressive given the current liquidity and momentum in the market and the economic recovery. We continue to stay fully invested as we’ve pared back on holdings that have produced solid gains. We feel that our security selection process provides the portfolio with higher quality issues with good underlying asset value, which should provide downside protection. We will be looking for whether firms are able to increase revenue rather than simply reduce costs, and whether unemployment figures will begin to show the return of jobs. We will also continue to watch the high-yield mutual fund flows closely to determine whether we should add or reduce our risk exposure. However, we will be prepared to reduce risk in the portfolio if the economy, unemployment, and earnings fail to continue to recover as the market is expecting.

We appreciate your business and thank you for being an investor in the Series.

Sincerely,

David Toussaint, Portfolio Manager

Series P
Performance Summary	(High Yield Series)
December 31, 2009	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series P (High Yield Series) on December 31, 1999 and reflects the fees and expenses of Series P. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that tracks below investment grade bonds.

Average Annual Returns

Periods Ended 12-31-09[1]	1 Year	5 Years	10 Years
Series P	73.52%	7.34%	7.17%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Comparison by Quality Ratings

(Based on Standard & Poor’s Ratings)

AA	0.83%
A	0.64
BBB	7.86
BB	18.15
B	35.77
CCC	24.11
CC	1.56
C	0.44
D	2.39
NR	5.05
Common Stocks	0.18
Preferred Stocks	0.27
Cash & Other Assets, Less Liabilities	2.75
Total Net Assets	100.00	°%

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series P
December 31, 2009	(High Yield Series)

	Shares	Value
COMMON STOCKS—0.3%
Air Freight & Logistics—0.0%
Atlas Air Worldwide Holdings, Inc.*	57	$2,122

Airlines—0.0%
Delta Air Lines, Inc.*	2,225	25,320

Broadcasting—0.0%
Adelphia Recovery Trust1,*	5,270	264

Cable & Satellite—0.0%
Time Warner Cable, Inc.	101	4,180

Electronic Manufacturing Services—0.0%
Viasystems Group, Inc.[2,3],*	1,207	3,621

Health Care Equipment—0.0%
MEDIQ, Inc.4,*	92	1

Mortgage REIT’s—0.0%
Bimini Capital Management, Inc.[4]	30,450	7,308

Oil & Gas Equipment & Services—0.1%
SemGroup Corporation[2,3]*	4,398	96,756

Specialized Finance—0.2%
CIT Group, Inc.*	7,613	210,195

TOTAL COMMON STOCKS (cost $828,173)		$349,767

	Shares	Value
PREFERRED STOCKS—0.3%
Department Stores—0.2%
Sears Holdings Corporation
7.00%, 7/15/2042*	6,510	$73,238
7.40%, 2/1/2043*	18,320	234,725

		307,963

Thrifts & Mortgage Finance—0.1%
Federal Home Loan Mortgage Corporation
8.38%, 12/31/2012*	28,000	29,400
Federal National Mortgage Association
8.25%, 12/31/2010*	28,000	30,800
4.38%, 5/13/2011	7,000	12,460

		72,660

TOTAL PREFERRED STOCK (cost $2,345,479)		$380,623

	Shares	Value
WARRANTS—0.0%
SemGroup[2,3]	4,630	23,150

TOTAL WARRANTS (cost $23,150)		$23,150

	Principal Amount	Value
CONVERTIBLE BONDS—4.6%
Automobiles—0.6%
Sonic Automotive, Inc.
5.00%, 2029[1]	$800,000	$864,000

Brokerage—0.9%
E*Trade Financial Corporation
0.00%, 2019[1]	750,000	1,264,688

Financial Services—0.8%
Forest City Enterprises, Inc.
5.00%, 2016[1,5]	1,000,000	1,087,500

Health Care Services—1.8%
Hologic, Inc.
2.00%, 2037[1,6]	2,450,000	2,091,687
Invacare Corporation
4.13%, 2027[1]	350,000	400,312

		2,491,999

Metals & Minerals—0.5%
USEC, Inc.
3.00%, 2014[1]	1,100,000	715,000

TOTAL CONVERTIBLE BONDS (cost $5,783,589)		$6,423,187

	Principal Amount	Value
CORPORATE BONDS—89.7%
Aerospace & Defense—0.1%
Triumph Group, Inc.
8.00%, 2017[1,5]	100,000	100,875

Airlines—3.3%
Continental Airlines, Inc.
8.31%, 2011[1]	541,143	505,969
7.03%, 2011[1]	1,661,662	1,578,579
7.34%, 2014[2,3]	600,000	535,500
Delta Air Lines, Inc.
7.71%, 2011[1]	530,000	522,050
7.78%, 2012[1]	1,507,264	1,446,974
7.90%[1,7]	75,000	1,050

		4,590,122

Automotive—5.6%
Ford Motor Credit Company LLC
8.00%, 2014[1]	1,600,000	1,642,860
8.00%, 2016[1]	1,000,000	1,001,329
8.13%, 2020[1]	400,000	393,080
General Motors Corporation
8.38%, 2033[1,7]	1,150,000	310,500
Metaldyne Corporation
11.00%, 2012[2,3,4,7]	1,000,000	—
Sonic Automotive, Inc.
8.63%, 2013[1]	1,750,000	1,741,249
4.25%, 2015[1]	800,000	778,000
Tenneco, Inc.
8.63%, 2014[1]	800,000	807,000
TRW Automotive, Inc.
7.25%, 2014[1,5,8]	1,250,000	1,212,500

		7,886,518

Banking—1.4%
FCB Capital Trust
8.05%, 2028[1]	75,000	64,326

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series P
December 31, 2009	(High Yield Series)

	Principal Amount	Value
CORPORATE BONDS—89.7% (continued)
Banking—1.4% (continued)
Progress Capital Trust I
10.50%, 2027[1]	$700,000	$733,475
Rabobank Capital Funding II
5.26%, 2049[1,5,8,9]	1,400,000	1,148,001

		1,945,802

Brokerage—3.5%
E*Trade Financial Corporation
7.88%, 2015[1]	2,150,000	2,002,188
Nuveen Investments, Inc.
5.00%, 2010[1]	400,000	396,000
10.50%, 2015[1,5,8]	2,800,000	2,541,000

		4,939,188

Chemicals—0.7%
Methanex Corporation
8.75%, 2012[1]	5,000	5,188
PolyOne Corporation
6.52%, 2010[1]	330,000	329,588
6.58%, 2011[1]	625,000	621,874

		956,650

Construction Machinery—1.5%
RSC Equipment Rental, Inc.
9.50%, 2014[1]	1,100,000	1,101,375
United Rentals North America, Inc.
6.50%, 2012[1]	1,000,000	997,500

		2,098,875

Consumer Products—0.7%
Hanesbrands, Inc.
3.83%, 2014[1],8,9	150,000	141,938
8.00%, 2016[1]	750,000	764,062
Icon Health & Fitness
11.25%, 2012[2,3]	25,000	17,500

		923,500

Electric— 1.2%
AES Red Oak LLC
8.54%, 2019[1]	1,662,438	1,658,282
East Coast Power LLC
7.07%, 2012[1]	50,383	52,158

		1,710,440

Entertainment— 1.3%
Historic TW, Inc.
9.13%, 2013[1]	30,000	34,810
Marquee Holdings, Inc.
12.00%, 2014[1]	1,500,000	1,246,875
Speedway Motorsports, Inc.
6.75%, 2013[1]	510,000	507,450

		1,789,135

Environmental—0.3%
Casella Waste Systems, Inc.
9.75%, 2013[1]	400,000	395,000

Financial—Other—4.1%
American Real Estate Partners, LP
8.13%, 2012[1]	2,185,000	2,228,700

7.13%, 2013[1]	400,000	408,000
Harland Clarke Holdings Corporation
9.50%, 2015[1]	1,500,000	1,393,125
6.00%, 2015[1,9]	1,900,000	1,553,250

		5,583,075

Financial Companies—Noncaptive Consumer—1.7%
Nelnet, Inc.
7.40%, 2036[1,9]	2,000,000	1,456,622
Residential Capital LLC
8.88%, 2015[1]	1,300,000	910,000

		2,366,622

Financial Companies—Noncaptive Diversified—3.0%
CIT Group, Inc.
7.00%, 2013[1]	88,448	82,478
7.00%, 2014[1]	132,672	123,219
7.00%, 2015[1]	132,672	118,741
7.00%, 2016[1]	221,119	194,585
7.00%, 2017[1]	309,567	268,549
General Motors Acceptance Corporation
6.75%, 2014[1]	650,000	617,401
8.00%, 2031[1]	1,600,000	1,439,557
International Lease Finance Corporation
5.65%, 2014[1]	1,850,000	1,398,154

		4,242,684

Food & Beverage—1.5%
Bumble Bee Foods LLC
7.75%, 2015[1,5]	200,000	200,500
Constellation Brands, Inc.
7.25%, 2017[1]	1,000,000	1,013,750
Dole Food Company, Inc.
8.88%, 2011[1]	405,000	408,038
Pinnacle Foods Finance LLC
9.25%, 2015[1,5]	450,000	456,750

		2,079,038

Gaming—6.2%
Boyd Gaming Corporation
7.13%, 2016[1]	800,000	696,000
Galaxy Entertainment Finance Company, Ltd.
9.88%, 2012[1,5,8]	2,475,000	2,474,999
Mandalay Resort Group
7.63%, 2013[1]	1,000,000	760,000
MGM Mirage
8.50%, 2010[1]	15,000	14,925
8.38%, 2011[1]	55,000	52,113
6.75%, 2012[1]	625,000	557,813
6.75%, 2013[1,8]	250,000	215,625
7.63%, 2017[1]	500,000	388,750
11.13%, 2017[1,5,8]	300,000	332,250
Mohegan Tribal Gaming Authority
7.13%, 2014[1]	1,750,000	1,192,188
Pinnacle Entertainment, Inc.
7.50%, 2015[1]	1,980,000	1,821,599
Station Casinos, Inc.	925,000	139,906
6.00%, 2012[1,7]
Turning Stone Resort Casino Enterprise
9.13%, 2014[1,5,8]	150,000	146,625

		8,792,793

Health Care—4.3%
Apria Healthcare Group, Inc.

11.25%, 2014[1,5,8]	600,000	658,500

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series P
December 31, 2009	(High Yield Series)

	Principal Amount	Value
CORPORATE BONDS—89.7% (continued)
Health Care—4.3% (continued)
HCA, Inc.
9.25%, 2016[1]	$1,750,000	$1,879,063
Healthsouth Corporation
8.13%, 2020[1]	900,000	886,500
InvaCare Corporation
9.75%, 2015[1,8]	150,000	156,375
Psychiatric Solutions, Inc.
7.75%, 2015[1],5,8	500,000	471,250
US Oncology, Inc.
10.75%, 2014[1]	675,000	708,750
9.13%, 2017[1]	1,100,000	1,155,000

		5,915,438

Independent Energy—2.0%
Energy XXI Gulf Coast, Inc.
10.00%, 2013[1]	2,000,000	1,850,000
Hilcorp Energy I, LP
7.75%, 2015[1,5,8]	250,000	245,000
Plains Exploration & Production Company
7.00%, 2017[1]	500,000	491,250
Range Resources Corporation
7.38%, 2013[1]	75,000	76,313
Southwestern Energy Company
7.50%, 2018[1]	150,000	159,000

		2,821,563

Industrial—Other—0.6%
Belden, Inc.
7.00%, 2017[1]	300,000	292,125
Noble Group, Ltd.
6.63%, 2015[1,5,8]	550,000	583,000

		875,125

Insurance—Property & Casualty—2.0%
Fairfax Financial Holdings, Ltd.
7.75%, 2012[1]	1,575,000	1,626,187
HUB International Holdings, Inc.
10.25%, 2015[1,5,8]	265,000	243,800
Nationwide Mutual Insurance Company
8.25%, 2031[1,5,8]	900,000	865,624
USI Holdings Corporation
9.75%, 2015[1,5,8]	100,000	91,125

		2,826,736

Media—Cable—0.1%
CSC Holdings, Inc.
6.75%, 2012[1]	42,000	43,365
UPC Germany GmbH
8.13%, 2017[1,5]	100,000	101,125

		144,490

Media—Non Cable—6.0%
Block Communications, Inc.
8.25%, 2015[1,5,8]	1,125,000	1,092,655
Bonten Media Acquisition Company
9.00%, 2015[1,5,8]	109,594	40,824
Clear Channel Communications, Inc.
10.75%, 2016[1]	1,250,000	981,249
CMP Susquehanna Corporation
9.88%, 2014[1]	1,200,000	24,000
Fisher Communications, Inc.
8.63%, 2014[1]	250,000	239,688
GeoEye, Inc.
9.63%, 2015[1,5]	900,000	925,875
Idearc, Inc.
8.00%, 2016[1,7]	650,000	45,500
Inmarsat Finance plc
7.38%, 2017[1,5]	100,000	102,250
Intelsat, Ltd.
7.63%, 2012[1]	1,475,000	1,460,249
Morris Publishing Group LLC
7.00%, 2013[1,8]	1,625,000	475,313
Radio One, Inc.
6.38%, 2013[1]	650,000	476,938
Reader’s Digest Association, Inc.
9.00%, 2017[1,7]	150,000	1,688
RH Donnelley Corporation
8.88%, 2016[1,7]	650,000	60,938
8.88%, 2017[1,7]	3,350,000	314,063
Satelites Mexicanos S.A. de CV
9.00%, 2011[1,9]	2,454,175	2,230,231

		8,471,461

Metals & Mining—3.0%
Asia Aluminum Holdings, Ltd.
8.00%, 2011[1,5,7,8]	2,800,000	437,500
Cloud Peak Energy Resources LLC
8.50%, 2019[1,5]	500,000	510,000
FMG Finance Pty, Ltd.
10.63%, 2016[1,5,8]	2,150,000	2,378,438
Griffin Coal Mining Company Pty, Ltd.
9.50%, 2016[1,5,7,8]	1,400,000	827,750

		4,153,688

Natural Gas Pipelines—1.8%
El Paso Corporation
8.25%, 2016[1]	250,000	266,875
Regency Energy Partners, LP
8.38%, 2013[1]	2,155,000	2,230,425

		2,497,300

Oil Field Services—1.2%
Key Energy Services, Inc.
8.38%, 2014[1]	1,250,000	1,253,125
Pemex Project Funding Master Trust
9.13%, 2010[1]	10,000	10,550
Stallion Oilfield Services
9.75%, 2015[1,5,7,8]	700,000	409,500

		1,673,175

Packaging—1.4%
Ball Corporation
6.88%, 2012[1]	400,000	405,000
Solo Cup Company
8.50%, 2014[1]	1,550,000	1,515,125

		1,920,125

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series P
December 31, 2009	(High Yield Series)

	Principal Amount	Value
CORPORATE BONDS—89.7% (continued)
Paper—1.8%
Sino-Forest Corporation
10.25%, 2014[1,5,8]	$2,275,000	$2,479,750

Pharmaceuticals—1.6%
Catalent Pharma Solutions, Inc.
9.50%, 2015[1]	2,470,438	2,229,570

Refining—2.5%
Frontier Oil Corporation
6.63%, 2011[1]	300,000	301,875
Tesoro Corporation
6.50%, 2017[1]	1,900,000	1,767,000
9.75%, 2019[1]	200,000	207,000
United Refining Company
10.50%, 2012[1]	850,000	801,125
VeraSun Energy Corporation
9.38%, 2017[2,3,7]	224,803	11,240
Western Refining, Inc.
11.25%, 2017[1,5,8]	500,000	452,500

		3,540,740

REIT’S—6.3%
Forest City Enterprises, Inc.
7.63%, 2015[1]	1,750,000	1,566,250
HCP, Inc.
6.70%, 2018[1]	1,120,000	1,086,550
Hospitality Properties Trust
6.70%, 2018[1]	3,150,000	2,882,507
HRPT Properties Trust
0.85%, 2011[1,9]	1,624,000	1,508,259
Rouse Company, LP
8.00%, 2025[1,7]	1,550,000	1,610,063

		8,653,629

Restaurants—0.6%
Dave & Buster’s, Inc.
11.25%, 2014[1]	800,000	830,000

Retailers—4.6%
Duane Reade, Inc.
9.75%, 2011[1]	1,300,000	1,324,375
Harry & David Holdings, Inc.
9.00%, 2013[1]	900,000	616,500
Neiman Marcus Group, Inc.
10.38%, 2015[1]	1,750,000	1,715,000
Penske Auto Group, Inc.
7.75%, 2016[1]	1,750,000	1,693,125
Saks, Inc.
9.88%, 2011[1]	1,050,000	1,098,563

		6,447,563

Services—5.3%
KAR Holdings, Inc.
8.75%, 2014[1]	2,300,000	2,371,874
Mobile Services Group, Inc.
9.75%, 2014[1]	200,000	208,000
Travelport LLC
9.88%, 2014[1]	1,150,000	1,187,375
11.88%, 2016[1]	650,000	689,000
West Corporation
9.50%, 2014[1]	1,050,000	1,065,750
11.00%, 2016[1]	1,750,000	1,828,750

		7,350,749

Technology—3.2%
Amkor Technology, Inc.
9.25%, 2016[1]	2,025,000	2,151,563
Anixter International, Inc.
5.95%, 2015[1]	250,000	234,375
Seagate Technology HDD Holdings
6.80%, 2016[1]	1,400,000	1,354,500
SunGard Data Systems, Inc.
10.63%, 2015[1]	600,000	660,750

		4,401,188

Telecommunications—Wireless—4.3%
Clearwire Communications LLC
12.00%, 2015[1,5]	500,000	507,500
iPCS, Inc.
4.28%, 2014[1,9]	1,997,986	1,698,288
MetroPCS Wireless, Inc.
9.25%, 2014[1]	675,000	683,438
SBA Telecommunications, Inc.
8.00%, 2016[1,5,8]	400,000	418,000
Sprint Capital Corporation
6.90%, 2019[1]	2,850,000	2,622,000

		5,929,226

Telecommunications—Wirelines—0.1%
Qwest Corporation
7.88%, 2011[1]	150,000	157,125

Textile—0.8%
Phillips-Van Heusen Corporation
8.13%, 2013[1]	1,050,000	1,071,000

Transportation Services—0.1%
US Shipping Partners, LP
13.00%, 20 14[2,3,7]	625,000	93,750

TOTAL CORPORATE BOND (cost $119,179,485)		$124,883,708

	Principal Amount	Value
SENIOR FLOATING RATE INTERESTS—2.0%
Business Equipment & Services—2.0%
First Data Corporation, Initial Bl Term Loan
3.00%, 2014[1,9,10]	160,100	141,822
2.98%, 2014[1,9,10]	1,892,650	1,676,571
VNU, Term Loan
2.23%, 2013[1,9,10]	1,045,829	976,543

		2,794,936

TOTAL SENIOR FLOATING RATE INTERESTS (cost $3,035,667)		$2,794,936

	Principal Amount	Value
FOREIGN BOND—0.1%
Tunisia—0.1%
Banque Centrale de Tunisie
7.38%, 2012[1]	$80,000	$86,600

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series P
December 31, 2009	(High Yield Series)

	Principal Amount	Value
FOREIGN BOND—0.1% (continued)
TOTAL FOREIGN BOND (cost $79,611)		$86,600

	Principal Amount	Value
FOREIGN GOVERNMENT BONDS—0.3%
Chile—0.0%
Chile Government International Bond
7.13%, 2012[1]	$25,000	$27,845

Mexico—0.2%
Mexico Government International Bond
8.38%, 2011[1]	85,000	91,486
7.50%, 2012[1]	116,000	128,469

		219,955

Russia—0.1%
Russia Government International Bond
8.25%, 2010[1,5,8]	4,057	4,139
Russian Ministry of Finance
3.00%, 2011[1]	80,000	80,104

		84,243

South Africa—0.0%
South Africa Government International Bond
7.38%, 2012[1]	35,000	38,413

TOTAL FOREIGN GOVERNMENT B0ND (cost $337,698)		$370,456

Total Investments—97.3%[11] (cost $131,612,852)		$135,312,427
Cash & Other Assets, Less Liabilities—2.7%		3,819,812

Total Net Assets—100.0%		$139,132,239

For federal income tax purposes the identified cost of investments owned at December 31, 2009 was $129,623,461.

plc	Public Limited Company

*	Non-income producing security

[1]	Value determined based on Level 2 inputs.

[2]	Value determined based on Level 3 inputs.

[3]	Security was fair valued by the Valuation Committee at December 31, 2009. The total market value of fair valued securities amounts to $781,517 (cost $2,480,344) or 0.6% of total net assets.

[4]	Security is deemed illiquid. The total market value of illiquid securities is $7,309 (cost $l,491,332), or 0.0% of total net assets.

[5]	Security was acquired through a private placement.

[6]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.

[7]	Security is in default of interest and/or principal obligations.

[8]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $20,543,981 (cost $21,840,229), or 14.8% of total net assets.

[9]	Variable rate security. Rate indicated is rate effective at December 31, 2009.

[10]	Security is a senior floating rate interest. See Notes to Financial Statements for additional information.

[11]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs.

The accompanying notes are an integral part of the financial statements

Series P
(High Yield Series)

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value*	$135,312,427
Cash	1,823,842
Receivables:
Fund shares sold	48,652
Interest	2,131,760
Dividends	19,793
Prepaid expenses	3,048

Total assets	139,339,522

Liabilities:

Payable for:
Fund shares redeemed	75,834
Management fees	87,471
Administration fees	14,880
Transfer agent/maintenance fees	2,083
Custodian fees	126
Directors’ fees	1,607
Professional fees	17,275
Other fees	8,007

Total liabilities	207,283

Net assets	$139,132,239

Net assets consist of:
Paid in capital	$126,023,771
Undistributed net investment income	12,054,279
Accumulated net realized loss on sale of investments	(2,645,386)
Net unrealized appreciation in value of investments	3,699,575

Net assets	$139,132,239

Capital shares authorized	unlimited
Capital shares outstanding	5,997,533
Net asset value per share (net assets divided by shares outstanding)	$23.20

* Investments, at cost	$131,612,852

Statement of Operations

For Year Ended December 31, 2009

Investment Income:
Dividends	$102,534
Interest	12,251,798

Total investment income	12,354,332

Expenses:
Management fees	828,232
Administration fees	121,099
Transfer agent/maintenance fees	25,225
Custodian fees	8,139
Directors’ fees	12,579
Professional fees	23,228
Reports to shareholders	10,363
Other	5,208

Total expenses	1,034,073

Net investment income	11,320,259

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(1,184,089)

Net realized loss	(1,184,089)

Net unrealized appreciation (depreciation) during the year on:
Investments	48,718,757

Net unrealized appreciation	48,718,757

Net realized and unrealized gain	47,534,668

Net increase in net assets resulting from operations	$58,854,927

The accompanying notes are an integral part of the financial statements

Series P
Statement of Changes in Net Assets	(High Yield Series)

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (decrease) in net assets from operations:
Net investment income	$11,320,259	$8,617,741
Net realized loss during the year on investments	(1,184,089)	(475,444)
Net unrealized appreciation (depreciation) during the year on investments	48,718,757	(39,644,244)

Net increase (decrease) in net assets resulting from operations	58,854,927	(31,501,947)

Capital share transactions:
Proceeds from sale of shares	63,655,395	102,209,457
Cost of shares redeemed	(66,597,004)	(102,789,673)

Net decrease from capital share transactions	(2,941,609)	(580,216)

Net increase (decrease) in net assets	55,913,318	(32,082,163)

Net assets:
Beginning of year	83,218,921	115,301,084

End of year	$139,132,239	$83,218,921

Undistributed net investment income at end of year	$12,054,279	$9,103,520

Capital share activity:
Shares sold	3,753,671	5,951,233
Shares redeemed	(3,982,293)	(5,738,109)

Total capital share activity	(228,622)	213,124

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series P
Selected data for each share of capital stock outstanding throughout each year	(High Yield Series)

	2009	2008	2007	2006	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$13.37	$19.18	$18.79	$16.90	$16.28

Income (loss) from investment operations:
Net investment income[a]	1.89	1.57	1.38	0.90	1.09
Net gain (loss) on securities (realized and unrealized)	7.94	(7.38)	(0.99)	0.99	(0.47)

Total from investment operations	9.83	(5.81)	0.39	1.89	0.62

Net asset value, end of period	$23.20	$13.37	$19.18	$18.79	$16.90

Total Return[b]	73.52%	(30.29)%	2.08%	11.18%	3.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$139,132	$83,219	$115,301	$106,144	$77,971

Ratios to average net assets:
Net investment income	10.24%	9.02%	7.19%	7.24%	7.13%
Total expenses[c]	0.94%	0.94%	0.92%	0.93%	0.97%
Net expenses[d]	0.94%	0.94%	0.92%	0.93%	0.97%
Net expenses prior to custodian earnings credits and net of expense waivers	0.94%	0.94%	0.92%	0.93%	0.97%

Portfolio turnover rate	48%	33%	50%	52%	64%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period,

[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

Manager’s Commentary

February 15, 2010

Advised by:

To Our Shareholders:

For the year ended December 31, 2009, Series Q of the SBL Fund – Small Cap Value Series returned 55.93%, outperformed the Russell 2000 Value Index, which returned 20.58%, and the Series’ peer group median return of 29.40%.

Financials, Materials, and Industrials Top Performers

The Series outperformed its benchmark in nearly every sector category with the largest excess returns stemming from the financials, materials, and industrials sectors.

As a large underweight position, 9% against 35% for the Russell 2000 Value Index, in a poor performing sector, allocation to this sector made the biggest difference for the portfolio. Additionally, holdings in the portfolio gained 7% compared to a loss of 2% for the Index. Old National Bancorp increased 34% over the period while Hilltop Holdings, Inc. and Capstead Mortgage Corporation also contributed to returns.

The portfolio’s materials position was nearly a double weight relative to the Index, 11% to 6%. The Series benefited from superior stock selection as the portfolio gained 112% against a 61% gain in the benchmark. Clearwater Paper Corporation soared 445%, Louisiana-Pacific Corporation was up 240%, and Schweitzer-Mauduit International Corporation, Inc. gained 221% during the period.

An overweight position in the industrials sector actually hurt performance in the portfolio. However, good stock picking made up the difference as the Series’ holdings increased 43% versus a 13% gain in the Index. Best performing securities included Power-One, Inc., up 266%, and McDermott International, Inc., which gained 127%. Gevity HR was another contributing holding in the sector.

Utilities and Consumer Staples Disappoint

The only sectors that didn’t keep pace with the Index, utilities and consumer staples, fell short by a small margin, mostly due to allocation in the sectors rather than the securities held in the portfolio.

Still, there were several holdings that didn’t help performance in the utilities sector, which included NorthWestern Corporation, Empire District Electric Company, Allete Inc., and Westar Energy Corporation, Inc.

The same was true in the consumer staples sector for the portfolio. Holdings in Winn-Dixie Stores, Inc., Prestige Brands Holdings, Inc., and Smart Balance Inc. were a drag on returns.

The final sector that hurt the portfolio on a relative basis was telecommunication services as the manager doesn’t typically participate in the sector due its extremely low weight in the Index.

Market Outlook

The value equity team still finds it difficult to find compelling investment opportunities in today’s markets. Demand continues to be soft which will make it difficult for companies to increase earnings. In addition, earnings expectations in 2010 may be too high as it is not yet evident that consumers have changed their restrictive behavior and companies are reluctant to hire.

In such an environment, the team continues to focus on well-capitalized, high-quality companies with strong balance sheets. In the mid-capitalization space, we are finding select opportunities in insurance, government-oriented service companies, and FERC-regulated utilities while avoiding credit sensitive financial companies. The significant underweight in financials leads the portfolio to have an even or overweight position in every other sector.

We remain committed to our investment process that targets companies across a wide range of industries and sectors. We believe this broad approach will continue to allow us to identify attractive investments for future years. We thank you for your investment and your confidence in our team.

Sincerely,

James Schier, Portfolio Manager

Series Q
Performance Summary	(Small Cap Value series)
December 31, 2009	(unaudited)

PERFORMANCE

$10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series Q (Small Cap Value Series) on May 1, 2000 (date of inception), and reflects the fees and expenses of Series Q. The Russell 2000 Index is a capitalization-weighted index that measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Average Annual Returns

Periods Ended 12-31-09[1]	1 Year	5 Years	Since Inception (5-1-00)
Series Q	55.93%	6.52%	12.19%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	12.24%
Consumer Staples	8.25
Energy	11.59
Financials	12.44
Health Care	4.49
Industrials	23.38
Information Technology	10.33
Materials	9.69
Utilities	6.58
Cash & Other Assets, Less Liabilities	1.01
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Q
December 31, 2009	(Small Cap Value Series)

	Shares	Value
COMMON STOCKS—99.0%
Aerospace & Defense—5.4%
Ceradyne, Inc.*	28,000	$537,880
DynCorp International, Inc.*	77,003	1,104,993
GeoEye, Inc.*	112,500	3,136,501
Orbital Sciences Corporation*	123,821	1,889,508

		6,668,882

Apparel Retail—4.0%
Brown Shoe Company, Inc.	148,800	1,468,656
Chico’s FAS, Inc.*	209,700	2,946,285
Talbots, Inc.	53,669	478,191

		4,893,132

Apparel, Accessories & Luxury Goods—2.4%
Fossil, Inc.1,*	20,400	684,624
Maidenform Brands, Inc.*	139,000	2,319,910

		3,004,534

Asset Management & Custody Banks—1.5%
Fifth Street Finance Corporation	177,000	1,900,980

Building Products—1.4%
Griffon Corporation*	27,860	340,449
Trex Company, Inc.*	71,400	1,399,440

		1,739,889

Coal & Consumable Fuels—0.6%
Evergreen Energy, Inc.*	418,626	143,589
USEC, Inc.*	148,930	573,380

		716,969

Communications Equipment—0.9%
Symmetricom, Inc.[2],*	212,189	1,103,383

Computer & Electronics Retail—0.6%
Conn’s, Inc.*	138,700	810,008

Computer Hardware—1.0%
Silicon Graphics International Corporation*	180,416	1,264,716

Computer Storage & Peripherals—1.5%
Adaptec, Inc.*	564,000	1,889,400

Construction & Engineering—2.7%
Insituform Technologies, Inc.*	148,400	3,371,648

Construction & Farm Machinery & Heavy Trucks—1.3%
Force Protection, Inc.*	320,000	1,667,200

Construction Materials—0.4%
Eagle Materials, Inc.	16,998	442,798

Diversified Chemicals—0.6%
LSB Industries, Inc.*	52,743	743,676

Diversified REIT’s—0.9%
Investors Real Estate Trust	123,889	1,115,001

Electric Utilities—3.4%
Allete, Inc.	52,500	1,715,700
Empire District Electric Company	68,300	1,279,259
Westar Energy, Inc.	60,400	1,312,492

		4,307,451

Electrical Components & Equipment—4.0%
General Cable Corporation*	21,000	617,820
LaBarge, Inc.*	109,700	1,321,885
Power-One, Inc.*	574,975	2,501,141
UQM Technologies. Inc.*	57,560	394,286

		4,835,132

Electronic Manufacturing Services—3.1%
Maxwell Technologies, Inc.*	159,274	2,841,448
Methode Electronics, Inc.	121,626	1,055,714

		3,897,162

Food Retail—1.3%
Winn-Dixie Stores, Inc.*	168,400	1,690,736

Forest Products—2.5%
Louisiana-Pacific Corporation*	453,700	3,166,826

Gas Utilities—1.4%
Atmos Energy Corporation	59,400	1,746,360

Health Care Equipment—0.6%
Delcath Systems, Inc.*	140,000	719,600

Health Care Services—3.9%
Amedisys, Inc.*	22,200	1,078,032
Mednax, Inc.*	40,100	2,410,812
RehabCare Group, Inc.*	46,700	1,421,081

		4,909,925

Highways & Railtracks—0.6%
Quixote Corporation	117,200	746,564

Human Resources & Employment Services—0.9%
Administaff, Inc.	48,601	1,146,498

Industrial Conglomerates—0.4%
McDermott International, Inc.*	23,200	557,032

Industrial Machinery—1.0%
Flow International Corporation*	414,278	1,275,976

Industrial REIT’s—0.5%
First Potomac Realty Trust	51,000	641,070

Insurance Brokers—0.4%
Arthur J Gallagher & Company	22,800	513,228

IT Consulting & Other Services—2.5%
CACI International, Inc.*	48,200	2,354,570
Satyam Computer Services, Ltd. ADR	180,052	830,040

		3,184,610

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Q
December 31, 2009	(Small Cap Value Series)

	Shares	Value
COMMON STOCKS—99.0% (continued)
Leisure Products—1.0%
Smith & Wesson Holding Corporation*	310,500	$1,269,945

Metal & Glass Containers—1.0%
Myers Industries, Inc.	139,900	1,273,090

Mortgage REIT’s—0.3%
Redwood Trust, Inc.	29,100	420,786

Multi-Line Insurance—1.3%
Horace Mann Educators Corporation	128,600	1,607,500

Multi-Sector Holdings—0.8%
Pico Holdings, Inc.[1],*	30,100	985,173

Multi-Utilities—1.8%
Northwestern Corporation	84,500	2,198,690

Office Services & Supplies—0.4%
United Stationers, Inc.*	9,591	545,248

Oil & Gas Drilling—0.7%
Vantage Drilling Company*	560,000	901,600

Oil & Gas Equipment & Services—4.3%
Global Industries, Ltd.*	251,000	1,789,630
Superior Well Services, Inc.*	64,500	919,770
Tesco Corporation*	203,900	2,632,349

		5,341,749

Oil & Gas Exploration & Production—3.2%
GMX Resources, Inc.*	72,100	990,654
Goodrich Petroleum Corporation*	70,826	1,724,613
Gulfport Energy Corporation*	60,700	695,015
Petrohawk Energy Corporation1,*	27,700	664,523

		4,074,805

Oil & Gas Storage & Transportation—2.8%
Southern Union Company	154,400	3,504,880

Packaged Foods & Meats—4.8%
Del Monte Foods Company	227,200	2,576,448
Smart Balance, Inc.*	218,600	1,311,600
TreeHouse Foods, Inc.*	54,500	2,117,870

		6,005,918

Paper Packaging—0.8%
Bemis Company, Inc.	33,600	996,240

Paper Products—1.5%
Clearwater Paper Corporation1,*	33,700	1,852,489

Personal Products—2.1%
Elizabeth Arden, Inc.*	183,600	2,651,184

Property & Casualty Insurance—3.4%
Employers Holdings, Inc.	76,000	1,165,840
Hanover Insurance Group, Inc.	69,800	3,101,214

		4,267,054

Regional Banks—3.3%
Associated Banc-Corporation	100,022	1,101,242
Bancfirst Corporation	13,600	503,744
Commerce Bancshares, Inc.[1]	9,975	386,232
Heritage Financial Corporation	46,800	644,904
Old National Bancorp	122,697	1,525,124

		4,161,246

Research & Consulting Services—3.8%
ICF International, Inc.*	85,700	2,296,760
Navigant Consulting, Inc.*	123,900	1,841,154
School Specialty, Inc.*	24,800	580,072

		4,717,986

Restaurants—2.2%
Burger King Holdings, Inc.	101,900	1,917,758
Jack in the Box, Inc.*	45,400	893,018

		2,810,776

Semiconductors—1.3%
IXYS Corporation[2]	219,179	1,626,308

Specialty Chemicals—2.9%
HB Fuller Company	5,508	125,307
Landec Corporation[2],*	292,900	1,827,696
Zoltek Companies, Inc.*	182,100	1,729,950

		3,682,953

Specialty Stores—2.0%
Cabela’s, Inc.*	179,847	2,564,618

Trucking—1.6%
Saia, Inc.*	111,200	1,647,984
Universal Truckload Services, Inc.	23,011	416,499

		2,064,483

TOTAL COMMON STOCKS (cost $96,755,541)		$124,195,107

Total Investments—99.0%[3] (cost $96,755,541)		$124,195,107
Cash & Other Assets, Less Liabilities—1.0%		1,264,816

Total Net Assets—100.0%		$125,459,923

For federal income tax purposes the identified cost of investments owned at December 31, 2009 was $96,808,755.

ADR	American Depositary Receipt

*	Non-income producing security

[1]	Security is segregated as collateral for open written option contracts.

[2]	Security is deemed illiquid. The total market value of illiquid securities is $4,557,387 (cost $4,201,846), or 3.6% of total net assets.

[3]	Unless otherwise indicated, the values securities of the Portfolio are determined based on Level 1 inputs.

The accompanying notes are an integral part of the financial statements

Series Q

(Small Cap Value Series)

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value*	$124,195,107
Cash	1,346,981
Receivables:
Fund shares sold	290,847
Securities sold	10,035
Dividends	98,512
Prepaid expenses	2,474

Total assets	125,943,956

Liabilities:

Payable for:
Fund shares redeemed	80,604
Securities purchased	10,324
Written options, at value (premiums received $243,492)	247,820
Management fees	99,570
Administration fees	10,257
Transfer agent/maintenance fees	2,083
Custodian fees	1,193
Directors’ fees	1,653
Professional fees	14,029
Other fees	16,500

Total liabilities	484,033

Net assets	$125,459,923

Net assets consist of:
Paid in capital	$119,726,781
Accumulated net realized loss on sale of investments	(21,702,096)
Net unrealized appreciation in value of investments	27,435,238

Net assets	$125,459,923

Capital shares authorized	unlimited
Capital shares outstanding	4,546,316
Net asset value per share (net assets divided by shares outstanding)	$27.60

* Investments, at cost	$96,755,541

Statement of Operations

For Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign withholding tax $536)	$1,115,658
Interest	556

Total investment income	1,116,214

Expenses:
Management fees	954,269
Administration fees	95,267
Transfer agent/maintenance fees	25,205
Custodian fees	13,080
Directors’ fees	11,297
Professional fees	17,589
Reports to shareholders	16,754
Other	6,547

Total expenses	1,140,008

Net investment loss	(23,794)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(21,330,743)
Options written	248,403
Foreign currency transactions	(2,247)

Net realized loss	(21,084,587)

Net unrealized appreciation (depreciation) during the year on:
Investments	65,223,792
Options written	(4,328)
Translation of assets and liabilities in foreign currencies	(24)

Net unrealized appreciation	65,219,440

Net realized and unrealized gain	44,134,853

Net increase in net assets resulting from operations	$44,111,059

The accompanying notes are an integral part of the financial statements

Statement of Changes in Net Assets	Series Q
(Small Cap Value Series)

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(23,794)	$321,708
Net realized gain (loss) during the year on investments	(21,084,587)	2,997,085
Net unrealized appreciation (depreciation) during the year on investments	65,219,440	(64,564,682)

Net increase (decrease) in net assets resulting from operations	44,111,059	(61,245,889)

Capital share transactions:
Proceeds from sale of shares	39,411,373	51,961,281
Cost of shares redeemed	(44,006,948)	(71,641,951)

Net decrease from capital share transactions	(4,595,575)	(19,680,670)

Net increase (decrease) in net assets	39,515,484	(80,926,559)

Net assets:
Beginning of year	85,944,439	166,870,998

End of year	$125,459,923	$85,944,439

Undistributed net investment income at end of year	$—	$319,962

Capital share activity:
Shares sold	1,768,681	2,137,129
Shares redeemed	(2,079,337)	(3,071,142)

Total capital share activity	(310,656)	(934,013)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series Q
Selected data for each share of capital stock outstanding throughout each year	(Small Cap Value Series	)

	2009[a]	2008	2007	2006	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$17.70	$28.82	$26.14	$23.05	$20.13

Income (loss) from investment operations:
Net investment income (loss)[b]	(0.01)	0.06	(0.12)	(0.09)	(0.11)
Net gain (loss) on securities (realized and unrealized)	9.91	(11.18)	2.80	3.18	3.03

Total from investment operations	9.90	(11.12)	2.68	3.09	2.92

Net asset value, end of period	$27.60	$17.70	$28.82	$26.14	$23.05

Total Return[c]	55.93%	(38.58%)	10.25%	13.41%	14.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125,460	$85,944	$166,871	$159,852	$144,166

Ratios to average net assets:
Net investment income (loss)	(0.02)%	0.24%	(0.42)%	(0.36)%	(0.58)%
Total expenses[d]	1.14%	1.19%	1.18%	1.25%	1.22%
Net expenses[e]	1.14%	1.18%	1.18%	1.24%	1.22%
Net expenses prior to custodian earnings credits and net of expense waivers	1.14%	1.19%	1.18%	1.25%	1.22%

Portfolio turnover rate	126%[f]	25%	42%	46%	37%

[a]	Security Global Investors, LLC (SGI) became the advisor of Series Q effective February 9, 2009. Prior to February 9, 2009, SGI paid Wells Capital Management, Inc. for sub-advisory services.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[d]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

[f]	Significant variation in the portfolio turnover rate is due to Investment Manager’s appointment of new portfolio manager for the Series.

The accompanying notes are an integral part of the financial statements

Manager’s Commentary

February 15, 2010

Advised by:

To Our Shareholders:

Series V of the SBL Fund – Mid Cap Value Series posted a gain of 43.93%, more than 1,600 basis points ahead of its benchmark and 1,000 basis points better than peer competition. The Series’ benchmark, the Russell 2500 Value Index increased 27.68%, while the Series’ peer group median return was 33.42%.

Our approach with the Mid Cap Value Series is to seek companies that can increase shareholders’ return on capital. We hold such companies over three to five years to capture long-term improvements in profitability.

The investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

Industrials, Health Care, Information Technology, and Energy Top Performers

The Series benefited from four exceptionally strong sectors during the calendar year 2009. Superior security selection was the leading factor in all cases although information technology and energy were also able to add to returns through overweight positions.

As an even weight position, stock picking in the industrials sector allowed the portfolio to gain 40% compared to 19% for the Index. Leaders included Power-One, Inc., which soared 266% and Gevity HR and McDermott International, Inc. which gained 165% and 143%, respectively.

Health care was another even weight against the benchmark that outperformed by 123% to 43%. Aspect Medical Systems was up 260% while Community Health Systems, Inc. and RehabCare Group, Inc. both increased by more than 100%. Another sector contributor was Menax, Inc., up 90% during the period.

The Series benefited from an overweight position and good stock selection in the information technology sector. RF Micro Devices, Inc. was up over 500% for the portfolio. Other strong performers included Maxwell Technologies, Inc. and Satyam Computer Services, Ltd.

Energy benefited the portfolio through a double weight position, 10% to 5% for the benchmark, and investing in top performing securities. Global Industries, Ltd. increased over 100%. Other leading holdings in the sector were Newfield Exploration Company, Helmerich & Payne, Inc., and Gulfport Energy Corporation.

Financials Disappoint

As usual, the financials sector was positioned as a large underweight to the Index, 14% to 31%. However, poor stock selection led to a 6% loss for the portfolio while the benchmark was up a position 5%. The largest detractors in the portfolio were W.R. Berkley Corporation, United America Indemnity Corporation, Ltd., which was down 63%, and Wilmington Trust Corporation, which lost 46%.

Market Outlook

We continue to pursue opportunities with a focus on bottom-up research rather than a macro forecast.

Our focus is on identifying companies with the ability to be substantially stronger over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We ultimately look for companies that trade significantly below their intrinsic value. The portfolio continues to be overweight energy and information technology while being underweight financials.

On behalf of Security Global Investors, I would like to thank you for placing your trust and money with us. As always, we will continue to do our best to seek the potential available in small and mid capitalization companies.

Sincerely,

James P. Schier, Portfolio Manager

Series V
Performance Summary	(Mid Cap Value Series)
December 31, 2009	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series V (Mid Cap Value Series) on December 31, 1999 and reflects the fees and expenses of Series V. The Russell 2500 Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.

Average Annual Returns

Periods Ended 12-31-09[1]	1 Year	5 Years	10 Years
Series V	43.93%	6.92%	13.34%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	10.63%
Consumer Staples	12.93
Financials	13.26
Health Care	4.59
Industrials	21.59
Information Technology	12.16
Materials	6.12
Utilities	13.19
Convertible Bonds	0.75
Cash & Other Assets, Less Liabilities	4.78
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series V
December 31, 2009	(Mid Cap Value Series)

	Shares	Value
COMMON STOCKS—94.5%
Aerospace & Defense—3.5%
GeoEye, Inc.*	234,190	$6,529,217
Orbital Sciences Corporation*	275,012	4,196,683

		10,725,900

Apparel Retail—3.7%
Brown Shoe Company, Inc.	294,226	2,904,011
Chico’s FAS, Inc.*	503,500	7,074,175
Talbots, Inc.	136,210	1,213,631

		11,191,817

Apparel, Accessories & Luxury Goods—1.5%
Fossil, Inc.	46,700	1,567,252
Maidenform Brands, Inc.*	180,000	3,004,200

		4,571,452

Application Software—0.4%
PLATO Learning, Inc.2,*	257,750	1,123,790

Asset Management & Custody Banks—0.5%
Fifth Street Finance Corporation	144,000	1,546,560

Auto Parts & Equipment—0.0%
HydroGen Corporation2,3,*	672,346	12,102

Biotechnology—0.1%
Combinatorx, Inc.*	207,744	172,428

Building Products—0.8%
Trex Company, Inc.*	118,900	2,330,440

Coal & Consumable Fuels—0.6%
Evergreen Energy, Inc.*	1,018,609	349,383
USEC, Inc.*	404,470	1,557,209

		1,906,592

Communications Equipment—1.0%
EF Johnson Technologies. Inc.*	284,000	315,240
Symmetricom, Inc.2,*	546,680	2,842,736

		3,157,976

Construction & Engineering—4.9%
Insituform Technologies, Inc.*	286,800	6,516,097
Quanta Services, Inc.*	219,300	4,570,212
URS Corporation*	84,820	3,776,186

		14,862,495

Construction & Farm Machinery & Heavy Trucks—0.7%
Force Protection, Inc.*	426,300	2,221,023

Construction Materials—0.3%
Eagle Materials, Inc.	37,259	970,597

Consumer Finance—0.1%
First Marblehead Corporation*	211,633	450,778
Data Processing & Outsourced Services—5.6%
Affiliated Computer Services, Inc.*	94,500	5,640,705
Computer Sciences Corporation*	195,000	11,218,350

		16,859,055

Diversified REIT’s—0.9%
Investors Real Estate Trust	309,000	2,781,000

Electric Utilities—6.4%
Allete, Inc.	115,751	3,782,743
Great Plains Energy, Inc.	264,305	5,124,874
Northeast Utilities	152,481	3,932,485
Pepco Holdings, Inc.	137,500	2,316,875
Westar Energy, Inc.	192,100	4,174,333

		19,331,310

Electrical Components & Equipment—2.8%
General Cable Corporation*	51,000	1,500,420
Power-One, Inc.*	1,411,200	6,138,720
UQM Technologies. Inc.*	147,266	1,008,772

		8,647,912

Electronic Manufacturing Services—2.4%
Maxwell Technologies, Inc.*	408,700	7,291,208

Environmental & Facilities Services—1.0%
Covanta Holding Corporation*	168,500	3,048,165

Forest Products—1.3%
Louisiana-Pacific Corporation*	573,100	4,000,238

Gas Utilities—1.8%
Atmos Energy Corporation	140,000	4,116,000
UGI Corporation	61,700	1,492,523

		5,608,523

Health Care Equipment—1.0%
Hologic, Inc.*	203,344	2,948,488

Health Care Services—3.5%
Amedisys, Inc.*	55,000	2,670,800
Mednax, Inc.*	95,000	5,711,399
RehabCare Group, Inc.*	80,930	2,462,700

		10,844,899

Highways & Railtracks—0.3%
Quixote Corporation	149,800	954,226

Home Furnishings—1.2%
Leggett & Platt, Inc.	185,500	3,784,200

Human Resources & Employment Services—0.9%
Administaff, Inc.	113,305	2,672,865

Industrial Conglomerates—2.1%
McDermott International, Inc.*	266,900	6,408,269

Industrial Machinery—1.0%
Harsco Corporation	89,700	2,891,031
Thermoenergy Corporation2,*	905,961	253,669

		3,144,700

Insurance Brokers—0.5%
Arthur J Gallagher & Company	64,100	1,442,891

IT Consulting & Other Services—0.7%
Satyam Computer Services, Ltd. ADR	449,994	2,074,472

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series V
December 31, 2009	(Mid Cap Value Series)

	Shares	Value
COMMON STOCKS—94.5% (continued)
Mortgage REIT’s—0.5%
Bimini Capital Management, Inc.[2]	699,155	$167,797
Redwood Trust, Inc.[1]	94,571	1,367,497

		1,535,294

Multi-Line Insurance—1.5%
American Financial Group, Inc.[1]	177,900	4,438,605

Multi-Utilities—5.0%
Alliant Energy Corporation	167,100	5,056,446
Black Hills Corporation	120,000	3,195,600
Northwestern Corporation	167,000	4,345,340
SCANA Corporation	70,800	2,667,744

		15,265,130

Office Services & Supplies—0.5%
United Stationers, Inc.*	24,940	1,417,839
Oil & Gas Drilling—0.5%
Helmerich & Payne, Inc.	41,050	1,637,074

Oil & Gas Equipment & Services—2.9%
Complete Production Services, Inc.*	73,860	960,180
Global Industries, Ltd.*	1,094,249	7,801,996

		8,762,176

Oil & Gas Exploration & Production—2.2%
Goodrich Petroleum Corporation*	55,787	1,358,413
Gulfport Energy Corporation*	195,300	2,236,185
Petrohawk Energy Corporation1,*	130,400	3,128,296

		6,722,894

Oil & Gas Storage & Transportation—1.7%
Southern Union Company	222,400	5,048,480

Packaged Foods & Meats—5.0%
Del Monte Foods Company	206,300	2,339,442
Hormel Foods Corporation[1]	106,200	4,083,390
JM Smucker Company	111,200	6,866,600
Ralcorp Holdings, Inc.*	34,000	2,030,140

		15,319,572

Paper Packaging—3.4%
Bemis Company, Inc.	199,000	5,900,350
Sonoco Products Company	146,950	4,298,288

		10,198,638

Property & Casualty Insurance—6.3%
Alleghany Corporation*	16,235	4,480,860
Employers Holdings, Inc.	127,800	1,960,452
Hanover Insurance Group, Inc.	164,300	7,299,849
W.R. Berkley Corporation	213,800	5,268,032

		19,009,193

Regional Banks—3.0%
Associated Banc-Corporation	241,668	2,660,765
Commerce Bancshares, Inc.[1]	60,354	2,336,907
First Horizon National Corporation*	52,409	702,279
Old National Bancorp	280,114	3,481,816

		9,181,767

Research & Consulting Services—2.4%
ICF International, Inc.*	114,400	3,065,920
Navigant Consulting. Inc.*	291,200	4,327,232

		7,393,152

Restaurants—2.3%
Burger King Holdings, Inc.	254,635	4,792,231
Jack in the Box, Inc.*	112,700	2,216,809

		7,009,040

Semiconductor Equipment—0.5%
Ultratech, Inc.*	105,800	1,572,188

Semiconductors—1.6%
IXYS Corporation[2]	670,000	4,971,400

Specialty Chemicals—1.1%
HB Fuller Company	13,351	303,735
Landec Corporation2,*	251,145	1,567,145
Zoltek Companies. Inc.*	170,000	1,615,000

		3,485,880

Specialty Stores—1.9%
Cabela’s, Inc.*	410,431	5,852,746

Trucking—0.7%
Saia, Inc.*	133,690	1,981,286

TOTAL COMMON STOCKS (cost $275,789,225)		$287,888,725

	Shares	Value
WARRANTS—0.0%
Nova Biosource Fuels, Inc.
$2.40, 7/5/2011[4]	369,350	820

TOTAL WARRANTS (cost $381,520)		$820

	Principal Amount	Value
CONVERTIBLE BONDS—0.7%
Metals & Minerals—0.7%
USEC, Inc.
3.00%, 2014[4]	$3,500,000	$2,275,000

TOTAL CONVERTIBLE BONDS (cost $3,500,000)		$2,275,000

Total Investments—95.2%[5] (cost $279,670,745)		$290,164,545
Cash & Other Assets, Less Liabilities—4.8%		14,565,697

Total Net Assets- 100.0%		$304,730,242

For federal income tax purposes the identified cost of investments owned at December 31, 2009 was $280,333,711.

ADR American Depositary Receipt

*	Non-income producing security

[1]	Security is segregated as collateral for open written option contracts.

[2]	Security is deemed illiquid. The total market value of illiquid securities is $10,938,639 (cost $22,470,303), or 3.6% of total net assets.

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series V
December 31, 2009	(Mid Cap Value Series)

[3]	Investment in an affiliated issuer. See Note 6 in the Notes to Financial Statements.

[4]	Value determined based on Level 2 inputs.

[5]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs.

The accompanying notes are an integral part of the financial statements

Series V

(Mid Cap Value Series)

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in unaffiliated issues, at value*	$290,152,443
Investments in affiliated issues, at value**	12,102

Total investments	290,164,545
Cash	5,527,277
Receivables:
Fund shares sold	331,024
Securities sold	8,864,668
Interest	26,538
Dividends	800,448
Prepaid expenses	6,224

Total assets	305,720,724

Liabilities:
Payable for:
Fund shares redeemed	88,197
Securities purchased	28,410
Written options, at value (premiums received $440,888)	369,790
Management fees	189,768
Administration fees	24,247
Transfer agent/maintenance fees	2,084
Custodian fees	1,691
Directors’ fees	5,786
Professional fees	40,000
Other fees	240,509

Total liabilities	990,482

Net assets	$304,730,242

Net assets consist of:
Paid in capital	$320,081,834
Undistributed net investment income	2,528,388
Accumulated net realized loss on sale of investments	(28,444,878)
Net unrealized appreciation in value of investments	10,564,898

Net assets	$304,730,242

Capital shares authorized	unlimited
Capital shares outstanding	6,213,008
Net asset value per share (net assets divided by shares outstanding)	$49.05

* Investments in unaffiliated issues, at cost	$277,099,170
** Investments in affiliated issues, at cost	2,571,575

Total cost	$279,670,745

Statement of Operations

For Year Ended December 31, 2009

Investment Income:
Dividends	$4,735,571
Interest	170,296

Total investment income	4,905,867

Expenses:
Management fees	1,955,255
Administration fees	248,238
Transfer agent/maintenance fees	25,234
Custodian fees	13,187
Directors’ fees	26,604
Professional fees	54,878
Reports to shareholders	37,324
Other	16,759

Total expenses	2,377,479

Net investment income	2,528,388

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(30,680,620)
Options written	2,648,685

Net realized loss	(28,031,935)

Net unrealized appreciation (depreciation) during the year on:
Investments	122,114,206
Options written	(699,260)

Net unrealized appreciation	121,414,946

Net realized and unrealized gain	93,383,011

Net increase in net assets resulting from operations	$95,911,399

The accompanying notes are an integral part of the financial statements

Series V
Statement of Changes in Net Assets	(Mid Cap Value Series)

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (decrease) in net assets from operations:
Net investment income	$2,528,388	$3,755,588
Net realized gain (loss) during the year on investments	(28,031,935)	18,444,979
Net unrealized appreciation (depreciation) during the year on investments	121,414,946	(126,882,464)

Net increase (decrease) in net assets resulting from operations	95,911,399	(104,681,897)

Capital share transactions:
Proceeds from sale of shares	45,841,863	69,838,112
Cost of shares redeemed	(81,907,191)	(129,483,458)

Net decrease from capital share transactions	(36,065,328)	(59,645,346)

Net increase (decrease) in net assets	59,846,071	(164,327,243)

Net assets:
Beginning of year	244,884,171	409,211,414

End of year	$304,730,242	$244,884,171

Undistributed net investment income at end of year	$2,528,388	$3,755,588

Capital share activity:
Shares sold	1,210,944	1,669,587
Shares redeemed	(2,183,072)	(3,074,205)

Total capital share activity	(972,128)	(1,404,618)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series V
Selected data for each share of capital stock outstanding throughout each year	(Mid Cap Value Series)

	2009	2008	2007	2006	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$34.08	$47.64	$46.78	$40.79	$35.10

Income (loss) from investment operations:
Net investment income[a]	0.38	0.49	0.36	0.44	0.14
Net gain (loss) on securities (realized and unrealized)	14.59	(14.05)	0.50	5.55	5.55

Total from investment operations	14.97	(13.56)	0.86	5.99	5.69

Net asset value, end of period	$49.05	$34.08	$47.64	$46.78	$40.79

Total Return[b]	43.93%	(28.46)%	1.84%	14.66%	16.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$304,730	$244,884	$409,211	$447,271	$384,494

Ratios to average net assets:
Net investment income	0.97%	1.15%	0.73%	1.01%	0.44%
Total expenses[c]	0.91%	0.91%	0.89%	0.89%	0.90%
Net expenses[d]	0.91%	0.91%	0.89%	0.89%	0.90%
Net expenses prior to custodian earnings credits and net of expense waivers	0.91%	0.91%	0.89%	0.89%	0.90%

Portfolio turnover rate	29%	56%	45%	42%	29%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.

[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Manager’s Commentary
February 15, 2010

Advised by:

To Our Shareholders:

Series X of the SBL Fund – Small Cap Growth Series gained 35.20% for the year, compared with a 34.47% increase in the Russell 2000 Growth Index and the Series’ peer group median return of 34.75%.

Information Technology and Industrials Top Performers

The information technology and industrials sectors led the Series performance. Information technology was an even weight position with the Index, but due to superior stock selection was able to outperform with gains of 91% versus 59%. Leading holdings were Skyworks Solutions, Inc. and Alliance Data Systems Corporation with returns of 183% and 171%, respectively. Fairchild Semiconductor International, Inc. also gained more than 100%. Alliance Data Systems and Fairchild Semiconductor were active positions not part of the Russell 2000 Growth benchmark.

The industrials sector added to performance through proper allocation and good stock picking. While it was a slight underweight against the benchmark, it outperformed 33% to 13%. Bucyrus International, Inc. soared 188% while BE Aerospace, Inc. was up 140%. Both were active bets as neither were part of the Index. Other securities in the sector contributing to returns included Constant Contact, Inc. and Regal-Beloit Corporation.

Health Care and Energy Disappoint

Health care was a large underweight relative to the Index, 12% to 25%. In addition, the holdings in the portfolio lost 8% against a 22% gain for the benchmark – a 30% difference – due to poor stock selection. The largest detractor was CardioNet, Inc., which dropped 76% over the period. Other holdings hurting performance included Martek Biosciences Corporation, down 37%, Psychiatric Solutions, Inc., losing 28%, and Wright Medical Group, Inc.

Holdings in the portfolios energy sector were also hurt by poor stock picks. Even though holdings in the Series gained 35% it could not keep pace with the 42% increase of the Index. Goodrich Petroleum Corporation and PetroQuest Energy, Inc. each declined approximately 20% while Comstock Resources, Inc. lost 14%.

Market Outlook

The main factors behind the strong equity markets of 2009 were the tremendous growth in risk appetite and the better than expected earnings results. We expect that earnings will continue to exceed expectations as cost cutting has led to significant margin expansion for most companies, which will now be combined with improving revenue growth. We are positive in our outlook for the equity markets but believe much of the gains, if there are gains, may be achieved during the 1st half of 2010.

Due to stronger than expected earnings in 2009, we watched earnings expectations for 2010 be revised upward. If the U.S. economy improves and the federal government continues the need to bring large levels of debt, we expect interest rates will climb limiting P/E expansion in the equity markets. We believe equity markets can achieve positive gains but that much of the gains may be achieved during the first half of 2010.

As always, we remain committed to our principles of investing in fast growing, high-margin companies with unique proprietary advantages and strong management teams. We have not changed our investment process. We continue to focus on our core expertise and investment process. As fellow investors in the strategy, we thank you for your long-term investment.

Sincerely,

Joe O’Connor, Portfolio Manager

Series X
Performance Summary	(Small Cap Growth Series)
December 31, 2009	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series X (Small Cap Growth Series) on December 31, 1999 and reflects the fees and expenses of Series X. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns

Periods Ended 12-31-09[1]	1 Year	5 Years	10 Years
Series X	35.20%	(3.16)%	(2.77)%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	14.31%
Consumer Staples	3.55
Energy	5.57
Financials	5.94
Health Care	12.35
Industrials	16.56
Information Technology	25.88
Materials	5.15
Utilities	2.04
Exchange Traded Funds	5.83
Cash & Other Assets, Less Liabilities	2.82
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series X
December 31, 2009	(Small Cap Growth Series)

	Shares	Value
COMMON STOCKS—97.2%
Aerospace & Defense—2.0%
BE Aerospace, Inc.*	21,730	$510,655
DigitalGlobe, Inc.*	8,180	197,956

		708,611

Apparel, Accessories & Luxury Goods—2.2%
Hanesbrands, Inc.*	19,000	458,090
Lululemon Athletica, Inc.*	10,800	325,080

		783,170

Application Software—7.9%
Informatica Corporation*	21,630	559,352
JDA Software Group, Inc.*	9,776	248,995
Longtop Financial Technologies, Ltd. ADR*	10,050	372,051
Nuance Communications, Inc.*	29,350	456,099
Solera Holdings, Inc.	22,350	804,823
VancelnfoTechnologies, Inc. ADR*	17,550	337,136

		2,778,456

Auto Parts & Equipment—0.6%
Gentex Corporation	11,870	211,880

Biotechnology—1.0%
Halozyme Therapeutics, Inc.*	29,310	172,050
Martek Biosciences Corporation*	8,700	164,778

		336,828

Casinos & Gaming—1.4%
WMS Industries, Inc.*	12,630	505,200

Coal & Consumable Fuels—1.5%
Massey Energy Company	12,700	533,527

Communications Equipment—1.5%
InterDigital, Inc.*	19,930	528,942

Computer Storage & Peripherals—1.9%
QLogic Corporation*	35,145	663,186

Construction & Engineering—2.1%
Aecom Technology Corporation*	27,240	749,100

Construction & Farm Machinery & Heavy Trucks—2.3%
Bucyrus International, Inc.	7,920	446,450
Wabtec Corporation	8,650	353,266

		799,716

Data Processing & Outsourced Services—1.8%
Alliance Data Systems Corporation*	9,960	643,316

Diversified Metals & Mining—0.9%
Thompson Creek Metals Company, Inc.*	26,800	314,096

Education Services—1.0%
DeVry, Inc.	6,000	340,380

Electric Utilities—1.0%
ITC Holdings Corporation	6,950	362,026

Electrical Components & Equipment—3.9%
Baldor Electric Company	15,970	448,597
Regal-Beloit Corporation	7,550	392,147
Roper Industries, Inc.	9,580	501,705

		1,342,449

Electronic Equipment & Instruments—2.2%
FLIR Systems, Inc.*	15,050	492,436
Rofin-SinarTechnologies.lnc.*	11,900	280,959

		773,395

Exchange Traded Funds—5.8%
iShares Russell 2000 Growth Index Fund	30,340	2,065,244

Fertilizers & Agricultural Chemicals—1.1%
Terra Industries, Inc.	12,440	400,444

Health Care Equipment—2.2%
Integra LifeSciences Holdings Corporation*	10,580	389,132
Wright Medical Group, Inc.*	20,350	385,633

		774,765

Health Care Services—3.3%
CardioNet, Inc.*	30,915	183,635
Clarient, Inc.*	41,000	108,650
LHC Group, lnc.*	12,560	422,142
Mednax, Inc.*	7,450	447,894

		1,162,321

Health Care Supplies—1.4%
Haemonetics Corporation*	9,035	498,280

Homebuilding—1.0%
Lennar Corporation	28,400	362,668

Homefurnishing Retail—1.1%
Select Comfort Corporation*	61,200	399,024

Household Products—1.7%
Church & Dwight Company, Inc.	10,325	624,146

Housewares & Specialties—2.6%
Jarden Corporation	29,680	917,408

Human Resources & Employment Services—0.9%
Watson Wyatt Worldwide, Inc.	6,550	311,256

Hypermarkets & Super Centers—1.1%
BJ’s Wholesale Club, Inc.*	12,100	395,791

Industrial Machinery—4.3%
IDEX Corporation	17,930	558,520
Pall Corporation	16,130	583,906
Pentair, Inc.*	10,900	352,070

		1,494,496

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series X
December 31, 2009	(Small Cap Growth Series)

	Shares	Value
COMMON STOCKS—97.2% (continued)
Internet Software & Services—0.6%
Constant Contact, Inc.*	13,770	$220,320

Investment Banking & Brokerage—3.1%
Knight Capital Group, Inc.*	30,350	467,390
Stifel Financial Corporation*	9,150	542,045
TradeStation Group, Inc.*	14,440	113,932

		1,123,367

Leisure Facilities—1.8%
Life Time Fitness, Inc.*	16,355	407,730
Vail Resorts, Inc.*	6,135	231,903

		639,633

Life Sciences Tools & Services—1.0%
Charles River Laboratories International, Inc.*	11,000	370,590

Metal & Glass Containers—1.6%
Silgan Holdings, Inc.	9,800	567,224

Movies & Entertainment—0.7%
Imax Corporation*	18,635	247,846

Multi-Line Insurance—1.9%
HCC Insurance Holdings, Inc.	23,450	655,897

Multi-Utilities—1.0%
Northwestern Corporation	13,920	362,198

Oil & Gas Equipment & Services—2.5%
Oil States International, Inc.*	11,600	455,764
Superior Energy Services, Inc.*	17,090	415,116

		870,880

Oil & Gas Exploration & Production—1.6%
Bill Barrett Corporation*	10,900	339,099
Comstock Resources, Inc.*	5,640	228,815

		567,914

Packaged Foods & Meats—0.7%
Flowers Foods, Inc.	9,930	235,937

Pharmaceuticals—3.4%
Endo Pharmaceuticals Holdings, Inc.*	16,950	347,645
Perrigo Company	22,100	880,463

		1,228,108

Railroads—0.9%
Kansas City Southern*	10,005	333,066

Regional Banks—0.9%
TCF Financial Corporation	23,580	321,160

Research & Consulting Services—0.3%
ICF International, Inc.*	4,500	120,600

Restaurants—1.9%
Einstein Noah Restaurant Group, Inc.*	14,200	139,586
McCormick & Schmick’s Seafood Restaurants, Inc.*	15,850	110,316
Panera Bread Company*	6,100	408,517

		658,419

Semiconductor Equipment—2.2%
Formfactor, Inc.*	18,180	395,596
Tessera Technologies, Inc.*	16,480	383,490

		779,086

Semiconductors—5.0%
ON Semiconductor Corporation*	88,565	780,258
Skyworks Solutions, Inc.*	69,265	982,870

		1,763,128

Steel—1.5%
AK Steel Holding Corporation	25,235	538,767

Systems Software—1.3%
Rovi Corporation*	14,600	465,302

Technology Distributors—1.6%
SYNNEX Corporation*	17,900	548,814

TOTAL COMMON STOCKS (cost $27,364,506)		$34,398,377

Total Investments—97.2%[1] (cost $27,364,506)		$34,398,377
Cash & Other Assets, Less Liabilities—2.8%		997,545

Total Net Assets—100.0%		$35,395,922

For federal income tax purposes the identified cost of investments owned at December 31, 2009 was $27,454,701.

ADR	American Depositary Receipt

*	Non-income producing security

[1]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs.

The accompanying notes are an integral part of the financial statements

Series X
(Small Cap Growth Series)

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value*	$34,398,377
Cash	838,195
Receivables:
Fund shares sold	100,136
Securities sold	412,610
Dividends	10,406
Prepaid expenses	611

Total assets	35,760,335

Liabilities:
Payable for:
Fund shares redeemed	17,998
Securities purchased	297,367
Management fees	24,937
Administration fees	3,087
Transfer agent/maintenance fees	2,083
Custodian fees	460
Directors’ fees	502
Professional fees	9,979
Other fees	8,000

Total liabilities	364,413

Net assets	$35,395,922

Net assets consist of:
Paid in capital	$58,623,489
Accumulated net realized loss on sale of investments	(30,261,438)
Net unrealized appreciation in value of investments	7,033,871

Net assets	$35,395,922

Capital shares authorized	unlimited
Capital shares outstanding	2,438,219
Net asset value per share (net assets divided by shares outstanding)	$14.52

* Investments, at cost	$27,364,506

Statement of Operations

For Year Ended December 31, 2009

Investment Income:
Dividends	$245,909
Interest	943

Total investment income	246,852

Expenses:
Management fees	262,642
Administration fees	30,259
Transfer agent/maintenance fees	25,216
Custodian fees	1,744
Directors’ fees	3,407
Professional fees	10,090
Reports to shareholders	5,147
Other	2,726

Total expenses	341,231
Earnings credits applied	(287)

Net expenses	340,944

Net investment loss	(94,092)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	3,898,637

Net realized gain	3,898,637

Net unrealized appreciation (depreciation) during the year on:
Investments	5,705,272

Net unrealized appreciation	5,705,272

Net realized and unrealized gain	9,603,909

Net increase in net assets resulting from operations	$9,509,817

The accompanying notes are an integral part of the financial statements

Series X
Statement of Changes in Net Assets	(Small Cap Growth Series)

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (decrease) in net assets from operations:
Net investment loss	$(94,092)	$(389,974)
Net realized gain (loss) during the year on investments	3,898,637	(26,722,317)
Net unrealized appreciation (depreciation) during the year on investments	5,705,272	(3,538,566)

Net increase (decrease) in net assets resulting from operations	9,509,817	(30,650,857)

Capital share transactions:
Proceeds from sale of shares	6,072,551	14,256,113
Cost of shares redeemed	(10,470,581)	(35,153,979)

Net decrease from capital share transactions	(4,398,030)	(20,897,866)

Net increase (decrease) in net assets	5,111,787	(51,548,723)

Net assets:
Beginning of year	30,284,135	81,832,858

End of year	$35,395,922	$30,284,135

Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	541,403	931,001
Shares redeemed	(924,076)	(2,130,808)

Total capital share activity	(382,673)	(1,199,807)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series X
Selected data for each share of capital stock outstanding throughout each year	(Small Cap Growth Series)

	2009	2008[a]	2007	2006	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$10.74	$20.35	$19.27	$18.33	$17.05

Income (loss) from investment operations:
Net investment loss[b]	(0.04)	(0.12)	(0.17)	(0.13)	(0.15)
Net gain (loss) on securities (realized and unrealized)	3.82	(9.49)	1.25	1.07	1.43

Total from investment operations	3.78	(9.61)	1.08	0.94	1.28

Net asset value, end of period	$14.52	$10.74	$20.35	$19.27	$18.33

Total Return[c]	35.20%	(47.22)%	5.60%	5.13%	7.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,396	$30,284	$81,833	$92,789	$90,671

Ratios to average net assets:
Net investment loss	(0.30)%	(0.80)%	(0.82)%	(0.66)%	(0.85)%
Total expenses[d]	1.10%	1.24%	1.20%	1.20%	1.19%
Net expenses[e]	1.10%	1.24%	1.20%	1.19%	1.18%
Net expenses prior to custodian earnings credits and net of expense waivers	1.10%	1.24%	1.20%	1.20%	1.19%

Portfolio turnover rate	100%	209%[f]	137%	149%	116%

[a]	Security Global Investors, LLC (SGI) became the advisor of Series X effective December 1, 2008. Prior to December 1, 2008, SGI paid RS Investments, Inc. for sub-advisory services.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[d]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.

[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

[f]	Significant variation in the portfolio turnover rate is due to Investment Manager’s appointment of new portfolio manager for the Series.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Manager’s Commentary

February 15, 2010

Advised by:

To Our Shareholders:

Series Y of the SBL Fund – Select 25 Series returned 33.28% in the year, lagging the benchmark Russell 1000 Growth Index's return of 37.21% and the Series' peer group median return of 36.99%.

Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenets that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company. We ultimately structure the portfolio with 25-30 names.

Materials and Consumer Staples Top Performers

The Series’ materials holdings benefited the portfolio from an overweight position that gained 74% due to superior stock selection against a 42% increase in the Index. Both Mosaic Company and Air Products & Chemicals, Inc. rose more than 60% during the period. Other holdings in the sector that boosted returns were Freeport-McMoRan Copper & Gold, Inc. and Monsanto Company.

The consumer staples sector benefited from an underweight allocation in one of the lower performing sectors in the marketplace. Nevertheless, several securities in the sector added to returns, including PepsiCo, Inc., CVS Caremark Corporation, and Colgate-Palmolive Company.

Consumer Discretionary and Consumer Staples Disappoint

The Series’ consumer discretionary sector was an overweight position in a market segment that did well. However, stock selection hurt relative performance as the portfolio gained only 18% compared to 43% for the benchmark. Dragging down returns was Coach, Inc., which declined 31% while the security actually gained 77% if held for the entire period. Similarly, Best Buy Company, Inc. was down 15% in the strategy while the security gained 43% for the year. Other detractors in the sector were Comcast Corporation (Cl A) and Lowe’s Companies, Inc.

The consumer staples sector was an underweight position that also underperformed the benchmark. While strategy holdings gained 14%, it was still below the 17% increase for the Russell 1000 Growth Index. The two main culprits were General Mills, Inc., down 16% for the portfolio while up 20% during the holding period, and Wal-Mart Stores, Inc.

Market Outlook

Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Often times, volatility provides opportunity, and the past year has been one of the most volatile markets in history. We are maintaining flexibility in the portfolios to take advantage of these opportunities as they arise. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We are confident in our ability to find these companies.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark P. Bronzo, Portfolio Manager

Performance Summary	Series Y (Select 25 Series)
December 31, 2009	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series Y (Select 25 Series) on December 31, 1999 and reflects the fees and expenses of Series Y. The Russell 1000 Growth Index is an unmanaged capitalization-weighted index which includes stocks incorporated in the United States and its territories and measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns

Periods Ended 12-31-09[1]	1 Year	5 Years	10 Years
Series Y	33.28%	(1.11)%	(3.65)%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	11.65%
Consumer Staples	6.72
Energy	9.14
Financials	6.22
Health Care	12.48
Industrials	15.40
Information Technology	28.86
Materials	5.73
Cash & Other Assets, Less Liabilities	3.80
Total Net Assets	100.00	°%

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Y
December 31, 2009	(Select 25 Series)

	Shares	Value
COMMON STOCKS—96.2%
Advertising—3.2%
Omnicom Group, Inc.	33,660	$1,317,789

Aerospace & Defense—6.1%
Boeing Company	21,570	1,167,584
Goodrich Corporation	21,540	1,383,944

		2,551,528

Apparel Retail—3.0%
TJX Companies, Inc.	33,600	1,228,080

Biotechnology—2.9%
Amgen, Inc.*	21,240	1,201,547

Coal & Consumable Fuels—2.9%
Peabody Energy Corporation	26,670	1,205,751

Communications Equipment—6.2%
Cisco Systems, Inc.*	53,800	1,287,971
Qualcomm, Inc.	27,220	1,259,197

		2,547,168

Computer Hardware—4.3%
Apple, Inc.*	8,455	1,782,821

Computer Storage & Peripherals—3.9%
EMC Corporation*	93,130	1,626,981

Department Stores—2.7%
Kohl’s Corporation*	20,540	1,107,722

Diversified Metals & Mining—2.8%
Freeport-McMoRan Copper & Gold, Inc. (Cl.B)	14,580	1,170,628

Electrical Components & Equipment—6.1%
Cooper Industries plc	29,640	1,263,850
Emerson Electric Company	29,060	1,237,956

		2,501,806

Fertilizers & Agricultural Chemicals—2.9%
Potash Corporation of Saskatchewan, Inc.	11,025	1,196,213

Health Care Equipment—3.0%
Covidien plc	25,740	1,232,689

Hotels, Resorts & Cruise Lines—2.8%
Carnival Corporation*	36,700	1,163,023

Household Products—2.8%
Colgate-Palmolive Company	14,130	1,160,780

Industrial Conglomerates—3.2%
3M Company	15,850	1,310,320

Integrated Oil & Gas—2.9%
Occidental Petroleum Corporation	14,920	1,213,742

Internet Software & Services—4.4%
Google, Inc.*	2,950	1,828,941

Investment Banking & Brokerage—2.9%
Morgan Stanley	40,500	1,198,800

IT Consulting & Other Services—3.0%
Cognizant Technology Solutions Corporation*	27,490	1,245,297

Oil & Gas Drilling—3.3%
Transocean, Ltd.*	16,420	1,359,576

Other Diversified Financial Services—3.3%
JPMorgan Chase & Company	32,965	1,373,652

Pharmaceuticals—6.6%
Pfizer, Inc.	70,710	1,286,215
Teva Pharmaceutical Industries, Ltd. ADR	25,620	1,439,331

		2,725,546

Semiconductor Equipment—3.0%
Lam Research Corporation*	31,160	1,221,784

Semiconductors—4.1%
Intel Corporation	82,210	1,677,084

Soft Drinks—3.9%
PepsiCo, Inc.	26,600	1,617,280

TOTAL COMMON STOCKS (cost $34,706,007)		$39,766,548

Total Investments—96.2%[1] (cost $34,706,007)		$39,766,548
Cash & Other Assets, Less Liabilities—3.8%		1,571,788

Total Net Assets—100.0%		$41,338,336

For federal income tax purposes the identified cost of investments owned at December 31, 2009 was $35,217,164.

ADR	American Depositary Receipt

plc	Public Limited Company

*	Non-income producing security

[1]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs.

The accompanying notes are an integral part of the financial statements

Series Y

(Select 25 Series)

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value*	$39,766,548
Cash	1,291,324
Receivables:
Fund shares sold	303,044
Dividends	39,628
Prepaid expenses	701

Total assets	41,401,245

Liabilities:
Payable for:
Fund shares redeemed	12,892
Management fees	25,806
Administration fees	3,314
Transfer agent/maintenance fees	2.083
Custodian fees	58
Directors’ fees	1,674
Professional fees	11,341
Other fees	5,741

Total liabilities	62,909

Net assets	$41,338,336

Net assets consist of:
Paid in capital	$68,585,546
Undistributed net investment income	126,624
Accumulated net realized loss on sale of investments	(32,434,375)
Net unrealized appreciation in value of investments	5,060,541

Net assets	$41,338,336

Capital shares authorized	unlimited
Capital shares outstanding	4,848,032
Net asset value per share (net assets divided by shares outstanding)	$8.53

* investments, at cost	$34,706,007

Statement of Operations

For Year Ended December 31, 2009

Investment Income:
Dividends	$464,540
Interest	685

Total investment income	465,225

Expenses:
Management fees	254,806
Administration fees	32,440
Transfer agent/maintenance fees	25,215
Custodian fees	2,349
Directors’ fees	3,874
Professional fees	11,710
Reports to shareholders	5,357
Other	2,850

Total expenses	338,601

Net expenses	338,601

Net investment income	126,624

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(6,912,143)

Net realized loss	(6,912,143)

Net unrealized appreciation (depreciation) during the year on:
Investments	16,699,320

Net unrealized appreciation	16,699,320

Net realized and unrealized gain	9,787,177

Net increase in net assets resulting from operations	$9,913,801

The accompanying notes are an integral part of the financial statements

Statement of Changes in Net Assets	Series Y (Select 25 Series)

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (decrease) in net assets from operations:
Net investment income	$126,624	$71,213
Net realized loss during the year on investments	(6,912,143)	(7,958,784)
Net unrealized appreciation (depreciation) during the year on investments	16,699,320	(13,376,234)

Net increase (decrease) in net assets resulting from operations	9,913,801	(21,263,805)

Capital share transactions:
Proceeds from sale of shares	12,453,173	13,661,292
Cost of shares redeemed	(14,612,634)	(25,136,549)

Net decrease from capital share transactions	(2,159,461)	(11,475,257)

Net increase (decrease) in net assets	7,754,340	(32,739,062)

Net assets:
Beginning of year	33,583,996	66,323,058

End of year	$41,338,336	$33,583,996

Undistributed net investment income at end of year	$126,624	$71,213

Capital share activity:
Shares sold	1,729,313	1,592,936
Shares redeemed	(2,125,671)	(2,867,153)

Total capital share activity	(396,358)	(1,274,217)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series Y
Selected data for each share of capital stock outstanding throughout each year	(Select 25 Series	)

	2009	2008	2007	2006[a]	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$6.40	$10.17	$10.84	$10.08	$9.02

Income (loss) from investment operations:
Net investment income[b]	0.03	0.01	0.06	0.02	—
Net gain (loss) on securities (realized and unrealized)	2.10	(3.78)	(0.73)	0.74	1.06

Total from investment operations	2.13	(3.77)	(0.67)	0.76	1.06

Net asset value, end of period	$8.53	$6.40	$10.17	$10.84	$10.08

Total Return[c]	33.28%	(37.07)%	(6.18)%	7.54%	11.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,338	$33,584	$66,323	$85,695	$37,018

Ratios to average net assets:
Net investment income (loss)	0.37%	0.14%	0.51%	0.21%	(0.04)%
Total expenses[d]	1.00%	0.97%	0.93%	0.95%	0.99%
Net expenses[e]	1.00%	0.97%	0.93%	0.95%	0.99%
Net expenses prior to custodian earnings credits and net of expense waivers	1.00%	0.97%	0.93%	0.95%	0.99%

Portfolio turnover rate	151%	214%[f]	16%	40%	28%

[a]

The financial highlights for Series Y exclude the historical financial highlights of Series G. The assets of Series G were acquired by Series Y on June 16, 2006. A total of $40,543,215 was excluded from purchases in the portfolio turnover calculation, which represents the cost of the securities Series Y received as a result of the merger.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[d]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.

[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

[f]	Significant variation in the portfolio turnover rate is due to Investment Manager’s appointment of new portfolio manager for the Series.

The accompanying notes are an integral part of the financial statements

Managers’ Commentary

February 15, 2010

Advised by:	and Subadvised by: Mainstream Investment Advisers

To Our Shareholders:

For the year ended December 31, 2009, Series Z of the SBL Fund – Alpha Opportunity Series total return was 30.39%1, besting its benchmark, the S&P 500 Index, by nearly 350 basis points, which returned 26.46%.

Investment Philosophy

The Series’ strategy is to invest approximately 50% of its total assets according to a long/short strategy and 50% of its total assets in a portfolio of equity securities, equity derivatives, and fixed income securities with the intention of tracking the performance of the S&P 500 Index.

The fundamental investment philosophy of the active value strategy rests first upon the belief that it is critical to identify the long-term investment theme governing the equity markets. These themes may persist for 15 to 20 years.

Second, while we also believe that valuation adds important perspective to investment decisions, it is not an efficient means of timing purchase and sale decisions. We believe those decisions are best made using technical analysis. We believe technical analysis, the study of price trends, allows us to efficiently capture gains and avoid material losses.

The third tenet of our philosophy is that changes in stock prices lead changes in fundamental corporate developments. A proactive asset management approach helps to keep our investment themes fresh and our risk levels moderate.

Financials, Consumer Discretionary, and Energy Top Performers

Stock selection in the financials sector accounted for all the excess gain above the Index. While a slight overweight position, a position in one security made the difference. General Growth Properties, Inc. soared from around $2 per share to $10 per share, an increase during the year of over 1,600%. The issue was a solid 3% average weight in the portfolio. Other top performing securities included Fortis B N.V. and Genworth Financial, Inc. (Cl A), which returned over 160% and 300%, respectively.

In the consumer discretionary sector, the shorting of Volkswagen AG, which dropped more than 60%, was responsible for the largest gain. Holdings in Marvel Entertainment and Shanda Interactive Entertainment, Ltd. were the sectors’ best performing long positions.

In the energy sector, Exxon Mobil Corporation was the best relative performer against the benchmark as a short position. Walter Energy, Inc. was the leading long position gaining over 90% during the period.

Industrials and Information Technology Disappoint

The industrials sector was hurt by a relative overweight position and poor stock selection. While the S&P 500 Index gained 20%, the Series’ industrials sector increased just 2%. Largest detractors included Lockheed Martin Corporation, a 3% position that was down 8%, Watson Wyatt Worldwide, Inc., a break-even holding, and Delta Airlines, which dropped 40% over the period.

The Series’ information technology sector’s performance kept pace with the benchmark, returning approximately 60%. However, at 11%, the portfolio weight was well below the 18% for the Index. Not holding Apple, Inc. throughout the year caused the performance of the holding to significantly lag the potential return of the security. A short position in Cree, Inc., a security that soared more than 250%, hurt performance in the sector and portfolio.

Due to a previous brokerage relationship with Lehman Brothers International Europe (“LBIE”) (which was placed into administration on September 15, 2008), the Series has certain short sale positions that it is currently unable to settle and certain long positions held by its custodian that are pledged to LBIE which the Series currently cannot access. As a result, the Series is currently unable to actively pursue the global long/short portion of its investment strategy. The Series is unable to determine when it will resume its full investment program.

Market Outlook

While global banking systems and economies appear to have stabilized, significant challenges remain. Foremost among these will be removal of the extraordinary measures taken by central banks and governments around the world to stimulate and re-liquefy economies. While growth has re-emerged in many areas of the world, the recovery remains fragile and measurement somewhat suspect.

We know that the U.S. yield curve is close to the historical peak in terms of steepness and that in the past the peak spread has been a good indicator of Fed rate hikes. As a result, we have confidence in our (not unique) view that the extraordinary measures will be removed and that policy will normalize, if not in 2010 probably by early 2011. Based on historical experience we can also be reasonably sure that when markets start to discount this development the likely symptom will be stock weakness.

Our approach remains to identify the best possible investments in all phases of the market and economic cycle.

We thank you for your investment and appreciate the trust and confidence you have placed in us.

Sincerely,

Bill Jenkins, Portfolio Manager,

Mainstream Investment Advisers

David Whittall, Portfolio Manager,

Security Global Investors

Scott Klimo, Portfolio Manager,

Security Global Investors

[1]	Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced.

Performance Summary December 31, 2009	Series Z (Alpha Opportunity Series) (unaudited)

PERFORMANCE

$10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series Z (Alpha Opportunity Series) on July 7, 2003 (date of inception), and reflects the fees and expenses of Series Z. The S&P 500 Index is a capitalization weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Average Annual Returns

Periods Ended 12-31-09[1]	1 Year	5 Years	Since Inception (7-7-03)
Series Z	30.39%	3.93%	7.67%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector*

Consumer Discretionary	(4.01)%
Consumer Staples	7.30
Energy	2.21
Financials	2.12
Health Care	1.88
Industrials	6.33
Information Technology	8.22
Materials	10.07
Telecommunications	0.47
Utilities	(0.32)
Exchange Traded Funds	4.88
U.S. Government Sponsored Agencies	17.23
Short Term Investments	10.07
Repurchase Agreement	10.20
Cash & Other Assets, Less Liabilities	23.35
Total Net Assets	100.00%

*	Securities sold short are netted with long positions in common stocks in the appropriate sectors.

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Z
December 31, 2009	(Alpha Opportunity Series)

	Shares	Value
COMMON STOCKS—75.7%
Aerospace & Defense—1.6%
Lockheed Martin Corporation[1,2]	3,993	$300,873
Northrop Grumman Corporation[1,2]	1,100	61,435

		362,308

Agricultural Products—1.7%
Archer-Daniels-Midland Company	4,641	145,310
Bunge, Ltd.[3]	3,822	243,958

		389,268

Air Freight & Logistics—0.8%
FedEx Corporation	2,304	192,269

Aluminum—0.9%
Aluminum Corporation of China, Ltd. ADR	7,820	213,095

Apparel Retail—2.7%
Gap, Inc.[1,2]	6,300	131,985
Gymboree Corporation1,2,*	3,200	139,168
Ltd. Brands, Inc.[1,2]	5,400	103,896
Ross Stores, Inc.[1,2]	2,300	98,233
TJX Companies, Inc.[1,2]	3,800	138,890

		612,172

Apparel, Accessories & Luxury Goods—0.2%
Phillips-Van Heusen Corporation[1,2]	900	36,612

Auto Parts & Equipment—0.0%
Exide Technologies*	1,365	9,705

Biotechnology—0.5%
Amgen, Inc.1,2,*	1,900	107,483

Communications Equipment—1.7%
ADC Telecommunications, Inc.*	6,730	41,793
Cisco Systems, Inc.*	7,357	176,126
Finisar Corporation*	1,642	14,647
Harmonic, Inc.1,2,*	11,700	74,061
Motorola, Inc.	2,653	20,587
Oplink Communications, Inc.*	1,748	28,650
Opnext, Inc.*	2,174	4,131
Plantronics, Inc.	636	16,523

		376,518

Computer & Electronics Retail—0.5%
RadioShack Corporation[1,2]	5,500	107,250

Computer Storage & Peripherals—0.0%
EMC Corporation*	546	9,539

Construction & Engineering—0.6%
Michael Baker Corporation*	2,102	87,023
Shaw Group, Inc.*	1,911	54,941

		141,964

Construction & Farm Machinery & Heavy Trucks—4.6%
Joy Global, Inc.[1,2]	13,322	687,282
Trinity Industries, Inc.[1,2]	10,800	188,352
Wabtec Corporation	3,483	142,246

		1,017,880

Construction Materials—0.3%
Eagle Materials, Inc.	2,805	73,070

Diversified Banks—0.2%
Barclays plc ADR	2,925	51,480

Diversified Capital Markets—0.1%
UBS AG	975	15,122

Diversified Chemicals—0.9%
FMC Corporation	3,822	213,115

Diversified Metals & Mining—4.0%
Compass Minerals International, Inc.	2,063	138,613
Freeport-McMoRan Copper & Gold, Inc. (Cl.B)	2,747	220,556
General Moly, Inc.*	14,013	29,147
Horsehead Holding Corporation*	11,617	148,117
Rio Tinto plc ADR	390	84,002
Sterlite Industries India, Ltd. ADR	1,365	24,870
Teck Resources, Ltd. (Cl. B)*	5,506	192,544
Thompson Creek Metals Company, Inc.*	7,293	85,474

		923,323

Electrical Components & Equipment—0.9%
AO Smith Corporation[1,2]	3,000	130,169
GrafTech International, Ltd.*	3,974	61,796
Harbin Electric, Inc.*	1,092	22,430

		214,395

Electronic Components—0.1%
AVX Corporation	2,385	30,218

Electronic Manufacturing Services—0.3%
Flextronics International, Ltd.*	8,978	65,629

Environmental & Facilities Services—0.3%
Metalico, Inc.*	15,834	77,903

Exchange Traded Funds—5.2%
Claymore/Beacon Global Timber Index ETF	8,183	146,967
iPath DowJones-UBS Coffee Subindex Total Return ETN	281	10,880
iPath MSCI India Index ETN*	780	49,967
iShares S&P Global Materials Sector Index Fund[3]	6,997	435,353
Market Vectors - Russia ETF	7,296	227,489
PowerShares DB Agriculture Fund3,*	11,095	293,352

		1,164,008

Fertilizers & Agricultural Chemicals—1.5%
China Green Agriculture, Inc.*	523	7,688
Intrepid Potash, Inc.*	1,092	31,854
Monsanto Company[3]	3,549	290,130

		329,672

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Z
December 31, 2009	(Alpha Opportunity Series)

	Shares	Value
COMMON STOCKS—75.7% (continued)
Food Distributors—0.2%
Andersons, Inc.	1,936	$49,988

Food Retail—0.5%
QKL Stores.lnc.*	4,737	31,738
Safeway, Inc.[1,2]	4,200	89,418

		121,156

General Merchandise Stores—0.5%
Family Dollar Stores, Inc.[1,2]	3,900	108,537

Gold—1.7%
Iamgold Corporation	2,925	45,747
Randgold Resources, Ltd. ADR[3]	4,207	332,858

		378,605

Health Care Distributors—1.0%
McKesson Corporation	1,638	102,375
Owens & Minor, Inc.[1,2]	2,800	120,204

		222,579

Health Care Equipment—0.5%
Baxter International, Inc.[1,2]	1,900	111,492

Health Care Facilities—0.3%
Kindred Healthcare, Inc.[1,2],*	4,100	75,686

Health Care Services—0.7%
Lincare Holdings, Inc.1,2,*	4,100	152,192

Home Entertainment Software—3.7%
Shanda Interactive Entertainment, Ltd. ADR1,2,*	16,000	841,760

Human Resources & Employment Services—0.6%
Monster Worldwide, Inc.*	839	14,599
Watson Wyatt Worldwide, Inc.[1,2]	2,400	114,048

		128,647

Hypermarkets & Super Centers—0.5%
Wal-Mart Stores. Inc.[1,2]	2,300	122,935

Independent Power Producers & Energy Traders—0.8%
Constellation Energy Group, Inc.[1,2]	5,400	189,918

Industrial Conglomerates—0.3%
General Electric Company[1,2]	4,500	68,085

Industrial Machinery—0.9%
Pentair, Inc.*	870	28,101
SPX Corporation	273	14,933
Timken Company	3,276	77,674
Watts Water Technologies, Inc.[1,2]	3,000	92,760

		213,468

Integrated Oil & Gas—1.5%
ConocoPhillips[1,2]	1,500	76,605
Occidental Petroleum Corporation	1,786	145,291
Suncor Energy, Inc.	2,925	103,282

		325,178

Integrated Telecommunication Services—1.4%
AT&T, Inc.[1,2]	11,300	316,739

Life Sciences Tools & Services—1.6%
Charles River Laboratories International, Inc.[1,2],*	2,100	70,749
Life Technologies Corporation[1,2],*	3,000	156,690
Millipore Corporation[1,2],*	1,900	137,465

		364,904

Managed Health Care—0.4%
WellCare Health Plans, Inc.[1,2],*	2,400	88,224

Marine Ports & Services—0.4%
DryShips, Inc.	17,280	100,570

Movies & Entertainment—1.4%
Marvel Entertainment, Inc.[1,2],*	5,800	313,664

Multi-Line Insurance—0.2%
Genworth Financial, Inc.[1,2],*	4,200	47,670

Oil & Gas Drilling—0.1%
Precision Drilling Trust	1,950	14,138

Oil & Gas Equipment & Services—1.2%
Halliburton Company	1,365	41,073
National Oilwell Varco, Inc.	3,376	148,847
Willbros Group, Inc.*	4,403	74,279

		264,199

Oil & Gas Exploration & Production—1.0%
Anadarko Petroleum Corporation[1,2]	2,930	182,891
Kodiak Oil & Gas Corporation*	9,282	20,606
Range Resources Corporation	273	13,609

		217,106

Oil & Gas Refining & Marketing—0.6%
World Fuel Services Corporation	4,800	128,592

Oil & Gas Storage & Transportation—0.1%
El Paso Corporation	1,911	18,785

Packaged Foods & Meats—0.5%
Cal-Maine Foods, Inc.	3,100	105,648

Paper Packaging—0.0%
Smurfit-Stone Container Corporation*	2,123	584

Personal Products—0.5%
Herbalife, Ltd.[1,2]	2,600	105,482

Pharmaceuticals—2.4%
Forest Laboratories, Inc.[1,2],*	3,600	115,596
Johnson & Johnson[1,2]	5,300	341,373

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Z
December 31, 2009	(Alpha Opportunity Series)

	Shares	Value
COMMON STOCKS—75.7% (continued)
Pharmaceuticals—2.4% (continued)
Viropharma, Inc.[1,2],*	10,500	$88,095

		545,064

Precious Metals & Minerals—1.0%
Coeur d’Alene Mines Corporation*	4,830	87,230
E-TRACS UBS Long Platinum ETN*	3,003	55,255
Stillwater Mining Company*	9,282	87,993

		230,478

Property & Casualty Insurance—0.3%
Amtrust Financial Services, Inc.[1,2]	6,300	74,466

Railroads—0.2%
Genesee & Wyoming, Inc.*	1,688	55,096

Reinsurance—0.5%
Endurance Specialty Holdings, Ltd.[1,2]	3,200	119,136

Restaurants—0.4%
Jack in the Box, Inc.1,2,*	4,200	82,614

Retail REIT’s—5.8%
General Growth Properties, Inc.[3]	111,800	1,292,409

Semiconductor Equipment—0.6%
Amkor Technology, Inc.[1,2],*	9,800	70,169
Brooks Automation, Inc.*	819	7,027
KLA-Tencor Corporation	546	19,743
Lam Research Corporation*	1,092	42,817

		139,756

Semiconductors—2.1%
Intel Corporation	8,549	174,401
LSI Corporation*	9,789	58,832
ON Semiconductor Corporation*	6,629	58,401
Skyworks Solutions, Inc.*	1,092	15,495
Texas Instruments, Inc.	6,006	156,516
TriQuint Semiconductor, Inc.*	2,143	12,858

		476,503

Specialized REIT’s—0.3%
Rayonier, Inc.	1,833	77,279

Specialty Chemicals—1.1%
Minerals Technologies, Inc.	2,067	112,589
OM Group, Inc.*	2,730	85,695
Rockwood Holdings, Inc.*	2,457	57,887

		256,171

Steel—0.6%
Commercial Metals Company	3,499	54,760
Gerdau Ameristeel Corporation	5,187	42,793
Schnitzer Steel Industries, Inc.	546	26,044

		123,597

Systems Software—2.5%
CA, Inc.[1,2]	20,235	454,478
Symantec Corporation1,2,*	6,300	112,707

		567,185

Technology Distributors—0.8%
Arrow Electronics, Inc.1,2,*	2,800	82,908
Avnet, Inc.1,2,*	3,200	96,512

		179,420

Tobacco—3.9%
Altria Group, Inc.[1,2]	17,800	349,414
Philip Morris International, Inc.[1,2]	10,500	505,995

		855,409

Trucking—0.3%
Con-Way, Inc.[1,2]	1,800	62,838
Quality Distribution, Inc.*	2,180	8,611

		71,449

Wireless Telecommunication Services—0.2%
America Movil SAB de CV ADR	1,092	51,302

TOTAL COMMON STOCKS (cost $16,394,752)		$17,127,863

	Shares	Value
FOREIGN STOCKS—1.8%
Diversified Banks—0.0%
Anglo Irish Bank Corporation, Ltd.4,5,6,*	16,638	$—

Multi-Line Insurance—0.7%
Fortis[4,6]	45,503	168,224

Pharmaceuticals—1.1%
AstraZeneca plc[1,2,4,6]	2,800	131,580
GlaxoSmithKline plc[1,2,4,6]	5,500	116,702

		248,282

TOTAL FOREIGN STOCKS (cost $435,290)		$416,506

	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES—17.2%
Federal Home Loan Bank
0.04%, 1/27/2010[3,4]	$700,000	$699,980
Federal National Mortgage Association
0.04%, 2/1/2010[1,4]	2,200,000	2,199,924
Federal Home Loan Mortgage Corporation
0.03%, 2/23/2010[3,4]	1,000,000	999,956

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (cost $3,899,860)		$3,899,860

	Principal Amount	Value
SHORT TERM INVESTMENTS—10.1%
State Street General Account U.S. Government Fund[4]	$2,278,515	$2,278,515

TOTAL SHORT TERM INVESTMENTS (cost $2,278,515)		$2,278,515

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Z
December 31, 2009	(Alpha Opportunity Series)

	Principal Amount	Value
REPURCHASE AGREEMENT—10.2%
State Street, 0.005%, dated 12/31/09, matures 1/4/10; repurchase amount $1,099,312 (Collateralized by FHLB, 9/17/10 with a value of $1,123,524)[4]	$1,099,311	$1,099,311
State Street, 0.005%, dated 12/31/09, matures 1/4/10; repurchase amount $1,208,686 (Collateralized by FHLB, 9/17/10 with a value of $1,237,957)[4]	1,208,685	1,208,685

TOTAL REPURCHASE AGREEMENT (cost $2,307,996)		$2,307,996

Total Investments—115.0%[7] (cost $25,316,413)		$26,030,740
Liabilities, Less Cash & Other Assets—(15.0)%		(3,397,425)

Total Net Assets—100.0%		$22,633,315

Schedule of Securities Sold Short

	Shares	Value
COMMON STOCKS—(21.3)%
Advertising—(0.4)%
Focus Media Holding, Ltd. ADR8,9,*	(2,500)	$(75,000)

Airlines—(0.1)%
Continental Airlines, Inc.*	(613)	(10,985)
UAL Corporation*	(44)	(568)

		(11,553)

Alternative Carriers—(0.3)%
Clearwire Corporation[8,9],*	(2,660)	(30,138)
Global Crossing, Ltd.8,9,*	(2,520)	(40,244)

		(70,382)

Auto Parts & Equipment—(0.1)%
BorgWarner, Inc.	(176)	(5,847)
Tenneco, Inc.*	(404)	(7,163)
TRW Automotive Holdings Corporation *	(404)	(9,647)

		(22,657)

Biotechnology—(2.9)%
Acorda Therapeutics, Inc.8,9,*	(2,900)	(77,575)
Alnylam Pharmaceuticals, Inc.8,9,*	(3,000)	(88,230)
AMAG Pharmaceuticals, Inc.8,9,*	(1,900)	(82,954)
Cepheid, Inc.8,9,*	(5,500)	(84,700)
Exelixis, Inc.8,9,*	(4,700)	(30,127)
Regeneron Pharmaceuticals, Inc.8,9,*	(3,810)	(82,715)
Rigel Pharmaceuticals, Inc.8,9,*	(3,070)	(78,838)
Savient Pharmaceuticals, Inc.8,9,*	(3,240)	(64,282)
Vertex Pharmaceuticals, Inc.8,9,*	(2,700)	(74,709)

		(664,130)

Building Products—(0.7)%
USG Corporation8,9,*	(5,580)	(160,258)

Casinos & Gaming—(0.1)%
Churchill Downs, Inc.	(404)	(15,089)
International Game Technology	(204)	(3,829)

		(18,918)

Communications Equipment—(0.3)%
Research In Motion, Ltd.*	(409)	(27,624)
Riverbed Technology, Inc.8,9,*	(4,100)	(54,530)

		(82,154)

Computer Storage & Peripherals—(0.2)%
Intermec, Inc.8,9,*	(2,570)	(50,937)

Consumer Electronics—(0.1)%
Garmin, Ltd.	(818)	(25,113)

Department Stores—(0.3)%
Sears Holdings Corporation*	(825)	(68,846)

Diversified Banks—(2.5)%
Wells Fargo & Company[8,9]	(12,937)	(565,622)

Diversified Metals & Mining—(0.2)%
Ivanhoe Mines, Ltd.8,9,*	(4,780)	(39,865)

Diversified Real Estate Activities—0.0%
Consolidated-Tomoka Land Company	(20)	(699)

Electric Utilities—(1.2)%
Korea Electric Power Corporation ADR[8,9]	(19,460)	(263,294)

Electrical Components & Equipment—(0.1)%
First Solar, Inc.*	(175)	(23,695)

Environmental & Facilities Services—(0.2)%
Stericycle, Inc.*	(818)	(45,129)

Exchange Traded Funds—(0.3)%
PowerShares DB US Dollar Index Bullish Fund*	(1,840)	(42,467)
United States Natural Gas Fund, LP*	(1,635)	(16,481)

		(58,948)

Footwear—(0.1)%
K-Swiss, Inc.	(1,295)	(12,872)

Health Care Equipment—(0.3)%
IDEXX Laboratories, Inc.*	(202)	(10,795)
Intuitive Surgical, Inc.8,9,*	(200)	(56,100)

		(66,895)

Health Care Facilities—0.0%
Kindred Healthcare, Inc.*	(613)	(11,316)

Health Care Supplies—(0.3)%
Align Technology, Inc.8,9,*	(6,300)	(76,860)

Health Care Technology—(0.4)%
athenahealth, Inc.8,9,*	(2,700)	(96,795)

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Z
December 31, 2009	(Alpha Opportunity Series)

	Shares	Value
COMMON STOCKS—(21.3)% (continued)
Home Entertainment Software—(0.2)%
Electronic Arts, Inc.8,9,*	(900)	$(36,720)

Home Furnishings—(0.1)%
Mohawk Industries, Inc.*	(404)	(19,230)

Industrial Machinery—(0.1)%
Donaldson Company, Inc.	(404)	(17,186)

Industrial REIT’s—0.0%
EastGroup Properties, Inc.	(220)	(8,422)

Integrated Telecommunication Services—(0.1)%
Qwest Communications International, Inc.	(1,008)	(4,244)
Verizon Communications, Inc.	(404)	(13,384)

		(17,628)

Internet Retail—0.0%
PetMed Express, Inc.	(438)	(7,722)

Internet Software & Services—(1.1)%
Baidu, Inc. ADR8,9,*	(200)	(53,726)
Equinix, Inc.8,9,*	(1,000)	(79,940)
SAVVIS, Inc.8,9,*	(5,900)	(86,966)
VeriSign, Inc.8,9,*	(1,300)	(33,319)

		(253,951)

Leisure Products—(1.4)%
Callaway Golf Company	(404)	(3,046)
Pool Corporation[8,9]	(12,350)	(305,663)

		(308,709)

Life Sciences Tools & Services—(0.7)%
Luminex Corporation8,9,*	(2,700)	(68,823)
Pharmaceutical Product Development, Inc.	(1,011)	(23,698)
Sequenom, Inc.8,9,*	(3,140)	(64,716)

		(157,237)

Managed Health Care—(0.1)%
Centene Corporation*	(864)	(18,291)

Office REIT’s—(0.1)%
Kilroy Realty Corporation	(809)	(24,812)

Oil & Gas Exploration & Production—(0.5)%
BPZ Resources, Inc.8,9,*	(6,000)	(112,800)

Oil & Gas Refining & Marketing—(0.1)%
Tesoro Corporation	(818)	(11,084)
Valero Energy Corporation	(613)	(10,268)

		(21,352)

Pharmaceuticals—(0.8)%
Auxilium Pharmaceuticals, Inc.8,9,*	(1,960)	(72,167)
Sepracor, Inc.8,9,*	(1,350)	(23,625)
XenoPort, Inc.8,9,*	(1,790)	(82,036)

		(177,828)

Photographic Products—0.0%
Eastman Kodak Company	(1,107)	(4,672)

Publishing—(0.5)%
Gannett Company, Inc.	(818)	(12,147)
Interactive Data Corporation	(362)	(9,159)
McGraw-Hill Companies, Inc.	(809)	(27,110)
New York Times Company	(818)	(10,110)
Washington Post Company (Cl.B)	(117)	(51,433)

		(109,959)

Regional Banks—(0.5)%
PrivateBancorp, Inc.[8,9]	(2,400)	(103,200)
SY Bancorp, Inc.	(180)	(3,843)

		(107,043)

Residential REIT’s—(0.1)%
Mid-America Apartment Communities, Inc.	(607)	(29,306)

Restaurants—(0.2)%
Burger King Holdings, Inc.	(664)	(12,496)
Cheesecake Factory, Inc.*	(1,011)	(21,827)
PF Chang’s China Bistro, Inc.*	(408)	(15,467)

		(49,790)

Security & Alarm Services—(0.1)%
Brink’s Company	(838)	(20,397)

Semiconductor Equipment—(0.1)%
Varian Semiconductor Equipment Associates, Inc.8,9,*	(1,270)	(33,299)

Semiconductors—(0.9)%
Cree, Inc.8,9,*	(4,200)	(115,332)
Micron Technology, Inc.*	(2,023)	(21,363)
NVIDIA Corporation*	(604)	(11,283)
Rambus, Inc.8,9,*	(3,680)	(56,451)

		(204,429)

Soft Drinks—(0.4)%
Hansen Natural Corporation8,9,*	(3,270)	(96,825)

Specialized Finance—(0.2)%
Moody’s Corporation	(1,416)	(37,949)
NASDAQ OMX Group, Inc.*	(818)	(16,213)

		(54,162)

Specialized REIT’s—(0.1)%
Healthcare Realty Trust, Inc.	(809)	(17,361)

Specialty Chemicals—(0.2)%
Zoltek Companies, Inc.8,9,*	(2,900)	(52,867)

Steel—(0.1)%
Allegheny Technologies, Inc.	(409)	(18,311)

Systems Software—(0.6)%
Red Hat, Inc.8,9,*	(3,300)	(58,905)
VMware, Inc.8,9,*	(2,500)	(71,450)

		(130,355)

Thrifts & Mortgage Finance—0.0%
First Niagara Financial Group, Inc.	(202)	(2,810)
Hudson City Bancorp, Inc.	(202)	(2,773)

		(5,583)

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Z
December 31, 2009	(Alpha Opportunity Series)

	Shares	Value
COMMON STOCKS—(21.3)% (continued)
Trading Companies & Distributors—(0.1)%
Beacon Roofing Supply, Inc.*	(202)	$(3,232)
Fastenal Company	(411)	(17,114)

		(20,346)

Wireless Telecommunication Services—(0.8)%
Leap Wireless International, Inc.8,9,*	(1,600)	(69,440)
SBA Communications Corporation8,9,*	(2,600)	(74,854)
Telephone & Data Systems, Inc.	(886)	(30,053)

		(174,347)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $4,736,628)		$(4,822,878)

	Shares	Value
FOREIGN STOCKS—(17.1)%
Airlines—(0.2)%
Ryanair Holdings plc8,9,*	(10,200)	$(38,219)

Airport Services—(0.9)%
Beijing Capital International Airport Company, Ltd.[8,9]	(232,000)	(200,659)

Apparel, Accessories & Luxury Goods—(0.1)%
C C Land Holdings, Ltd.[8,9]	(53,000)	(14,782)

Automobile Manufacturers—(2.3)%
Volkswagen AG8,9	(1,300)	(539,375)

Biotechnology—(1.0)%
Basilea Pharmaceutica8,9,*	(500)	(83,364)
Intercell AG8,9,*	(2,000)	(78,778)
Zeltia S.A.[8,9]	(8,500)	(57,969)

		(220,111)

Broadcasting—(0.1)%
Tokyo Broadcasting System Holdings, Inc.[8,9]	(1,300)	(21,836)

Cable & Satellite—(0.3)%
Sky Deutschland AG8,9,*	(4,200)	(68,951)

Casinos & Gaming—(0.7)%
bwin Interactive Entertainment AG8,9,*	(1,700)	(48,431)
Genting Singapore plc8,9,*	(132,800)	(43,724)
PartyGaming plc[8,9]	(16,200)	(60,974)

		(153,129)

Coal & Consumable Fuels—(0.3)%
Aquila Resources, Ltd.8,9,*	(2,860)	(22,783)
Riversdale Mining, Ltd.8,9,*	(7,100)	(54,029)

		(76,812)

Construction & Engineering—(0.2)%
Ausenco, Ltd.[8,9]	(2,300)	(24,817)
China Communications Construction Company, Ltd.[8,9]	(16,000)	(16,571)

		(41,388)

Construction & Farm Machinery & Heavy Trucks—(0.1)%
China National Materials Company, Ltd.[8,9]	(37,600)	(19,168)

Construction Materials—(0.2)%
Anhui Conch Cement Company, Ltd.[8,9]	(5,500)	(24,761)
China National Building Material Company, Ltd.[8,9]	(17,300)	(23,432)

		(48,193)

Department Stores—(0.9)%
Marui Group Company, Ltd.[8,9]	(31,000)	(233,862)

Diversified Banks—(2.1)%
Aozora Bank, Ltd.[8,9]	(17,300)	(27,861)
Erste Group Bank AG8,9	(5,500)	(337,971)
Mizuho Financial Group, Inc.[8,9]	(12,000)	(49,593)
Mizuho Trust & Banking Company, Ltd.[8,9]	(18,800)	(26,216)

		(441,641)

Diversified Metals & Mining—(0.3)%
Fushan International Energy Group, Ltd.[8,9]	(70,000)	(25,165)
Western Areas NL8,9,*	(6,600)	(47,324)

		(72,489)

Diversified Real Estate Activities—(0.1)%
Franshion Properties China, Ltd.[8,9]	(84,600)	(23,552)

Electrical Components & Equipment—(0.1)%
Toyo Tanso Company, Ltd.[8,9]	(600)	(32,408)

Gold—(0.7)%
Agnico-Eagle Mines, Ltd.[8,9,10]	(1,900)	(125,612)
Sino Gold Mining, Ltd.[8,9],*	(9,100)	(37,425)

		(163,037)

Highways & Railtracks—(2.1)%
Brisa Auto-Estradas de Portugal S.A.[8,9]	(47,200)	(490,927)

Household Appliances—(1.9)%
Electrolux AB8,9	(32,100)	(422,058)

Industrial Machinery—(0.3)%
Japan Steel Works, Ltd.[8,9]	(1,600)	(22,196)
Meyer Burger Technology AG8,9,*	(200)	(49,879)

		(72,075)

Internet Software & Services—(0.2)%
Access Company, Ltd.[8,9],*	(18)	(34,682)

Investment Banking & Brokerage—(0.1)%
Monex Group, Inc.[8,9]	(83)	(29,140)

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Z
December 31, 2009	(Alpha Opportunity Series)

	Shares	Value
FOREIGN STOCKS—(17.1)% (continued)
Marine Ports & Services—(0.1)%
China Merchants Holdings International Company, Ltd.[8,9]	(4,900)	$(17,461)

Oil & Gas Equipment & Services—(0.4)%
Modec, Inc.[8,9]	(1,000)	(25,772)
Sevan Marine ASA[8,9],*	(6,300)	(33,049)
Trican Well Service, Ltd.[8,9]	(2,200)	(37,447)

		(96,268)

Oil & Gas Exploration & Production—(0.8)%
Arrow Energy, Ltd.[8,9],*	(9,500)	(24,514)
Imperial Energy Corporation plc[8,9],*	(4,200)	(83,657)
Queensland Gas Company, Ltd.[8,9],*	(13,600)	(52,897)

		(161,068)

Precious Metals & Minerals—(0.3)%
Silver Wheaton Corporation[8,9],*	(6,500)	(68,246)

Real Estate Operating Companies—(0.3)%
Aeon Mall Company, Ltd.[8,9]	(1,900)	(58,221)

TOTAL FOREIGN STOCKS SOLD SHORT (proceeds $3,703,004)		$(3,859,758)

TOTAL SECURITIES SOLD SHORT—(38.4%) (proceeds $8,439,632)		$(8,682,636)

INVESTMENT CONCENTRATION

At December 31, 2009, the investment diversification of the Series was as follows:

Country	% of Net Assets	Value
United States	82.2%	$18,562,374
Cayman Islands	3.5	793,403
Jersey	1.5	332,858
Bermuda	1.3	308,068
United Kingdom	1.3	300,107
Canada	0.9	205,790
Belgium	0.7	168,224
Marshall Islands	0.4	100,570
Singapore	0.3	65,629
Mexico	0.2	51,302
India	0.1	24,870
Norway	(0.1)	(33,049)
Ireland	(0.2)	(38,219)
Isle Of Man	(0.2)	(43,724)
Spain	(0.3)	(57,969)
Gibraltar	(0.3)	(60,974)
Hong Kong	(0.3)	(66,178)
China	(0.4)	(71,496)
Switzerland	(0.5)	(118,121)
Republic of Korea	(1.2)	(263,294)
Australia	(1.2)	(263,789)
Sweden	(1.9)	(422,058)
Austria	(2.1)	(465,180)
Portugal	(2.1)	(490,927)
Japan	(2.4)%	(561,787)
Germany	(2.6)	(608,326)

Total Investments	76.6	$17,348,104

For federal income tax purposes the identified cost of investments owned at December 31, 2009 was $25,376,453.

ADR	American Depositary Receipt
plc	Public Limited Company

*	Non-income producing security

[1]	Security is segregated as collateral for open short positions.

[2]

All or portion of security is deemed illiquid. The total market value of illiquid securities is $8,134,012 (cost $9,036,264), or 35.9% of total net assets. The securities were liquid at time of purchase. This security is deemed illiquid due to the Series exposure to Lehman Brothers International Europe (“LBIE”) prime brokerage services. See Note 11 in the Notes to Financial Statements for additional information.

[3]	Security is segregated as collateral for open futures contracts.

[4]	Value determined based on Level 2 inputs.

[5]	Security is deemed illiquid. The total market value of illiquid securities is $0 (cost $101,261), or 0.0% of total net assets.

[6]	Security was subject to the fair value trigger at December 31, 2009. The total market value of fair valued securities amounts to $416,506 (cost $435,290), or 1.8% of total net assets.

[7]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs.

[8]	Value determined based on Level 3 inputs.

[9]	Security is fair valued by the Valuation Committee at December 31, 2009. The total market value of fair valued securities amounts to $(7,786,655) (cost $(7,622,318)), or (34.4%) of total net assets.

[10]	Security was acquired through a private placement.

The accompanying notes are an integral part of the financial statements

Series Z
(Alpha Opportunity Series)

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value*	$26,030,740
Cash	670,395
Restricted cash	709,418
Restricted cash denominated in a foreign currency, at value****	3,725,377
Receivables:
Securities sold	834,098
Dividends	41,795
Security Investors	20,084
Foreign taxes recoverable	606
Prepaid expenses	282

Total assets	32,032,795

Liabilities:
Cash overdraft denominated in a foreign currency, at value***	474
Securities sold short, at value**	8,682,636
Payable for:
Fund shares redeemed	1,290
Securities purchased	580,135
Variation margin on futures	45,600
Dividends on short sales	732
Management fees	23,967
Administration fees	7,076
Transfer agent/maintenance fees	2,083
Custodian fees	12,936
Directors’ fees	741
Professional fees	35,936
Other fees	5,874

Total liabilities	9,399,480

Net assets	$22,633,315

Net assets consist of:
Paid in capital	$35,027,220
Accumulated net realized loss on sale of investments and foreign currency transactions	(12,983,939)
Net unrealized appreciation in value of investments and translation of assets and liabilities in foreign currencies	590,034

Net assets	$22,633,315

Capital shares authorized	unlimited
Capital shares outstanding	1,613,542
Net asset value per share (net assets divided by shares outstanding)	$14.03

*Investments, at cost	$25,316,413
**Securities sold short, proceeds	8,439,632
***Cash denominated in a foreign currency, at cost	(471)
****Restricted cash denominated in a foreign currency, at cost	3,626,604

Statement of Operations

For Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign withholding tax $4,453)	$275,668
Interest	(7,475)

Total investment income	268,193

Expenses:
Management fees	276,548
Administration fees	49,334
Transfer agent/maintenance fees	25,131
Custodian fees	73,465
Directors’ fees	2,262
Professional fees	170,218
Reports to shareholders	14,109
Other	7,325
Dividends on short sales	11,608

Total expenses	630,000
Reimbursement of expenses	(244,101)
Earnings credits applied	(3,374)

Net expenses	382,525

Net investment loss	(114,332)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(538,814)
Securities sold short	(118,674)
Futures	1,187,273
Foreign currency transactions	11,952

Net realized gain	541,737

Net unrealized appreciation (depreciation) during the year on:
Investments	4,863,976
Securities sold short	(69,686)
Futures	(52,752)
Translation of assets and liabilities in foreign currencies	142,205

Net unrealized appreciation	4,883,743

Net realized and unrealized gain	5,425,480

Net increase in net assets resulting from operations	$5,311,148

The accompanying notes are an integral part of the financial statements

Series Z
Statement of Changes in Net Assets	(Alpha Opportunity Series)

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (decrease) in net assets from operations:
Net investment loss	$(114,332)	$(458,753)
Net realized gain (loss) during the year on investments and foreign currency transactions	541,737	(12,871,877)
Net unrealized appreciation (depreciation) during the year on investments and translation of assets and liabilities in foreign currencies	4,883,743	(4,160,796)

Net increase (decrease) in net assets resulting from operations	5,311,148	(17,491,426)

Capital share transactions:
Proceeds from sale of shares	441,669	25,172,030
Cost of shares redeemed	(10,096,392)	(29,572,908)

Net decrease from capital share transactions	(9,654,723)	(4,400,878)

Net decrease in net assets	(4,343,575)	(21,892,304)

Net assets:
Beginning of year	26,976,890	48,869,194

End of year	$22,633,315	$26,976,890

Accumulated net investment loss at end of year	$—	$(1,386)

Capital share activity:
Shares sold	44,054	1,673,286
Shares redeemed	(936,532)	(2,129,771)

Total capital share activity	(892,478)	(456,485)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series Z
Selected data for each share of capital stock outstanding through out the year	(Alpha Opportunity Series)

	2009	2008[a]	2007	2006	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$10.76	$16.50	$13.96	$12.34	$11.57

Income (loss) from investment operations:
Net investment income (loss)[b]	(0.06)	(0.16)	0.01	—	(0.02)
Net gain (loss) on securities (realized and unrealized)	3.33	(5.58)	2.53	1.62	0.79

Total from investment operations	3.27	(5.74)	2.54	1.62	0.77

Net asset value, end of period	$14.03	$10.76	$16.50	$13.96	$12.34

Total Return[c]	30.39%	(34.79)%	18.19%	13.13%	6.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,633	$26,977	$48,869	$36,442	$25,660

Ratios to average net assets:
Net investment income (loss)	(0.52)%	(1.09)%	0.10%	(0.03)%	(0.21)%
Total expenses[d]	2.85%	2.79%	2.50%	2.78%	2.50%
Net expenses[e]	1.68%	2.64%	2.39%	2.62%	2.50%
Net expenses prior to custodian earnings credits and net of expense waivers	1.69%	2.79%	2.50%	2.78%	2.50%

Portfolio turnover rate	555%	990%	1,770%	1,285%	1,509%

[a]

Security Global Investors, LLC (SGI) became the sub-advisor of 37.5% of the assets of Series Z effective August 18, 2008. Also effective August 18, 2008, Mainstream Investment Advisers, LLC (Mainstream) sub-advises 37.5% of the assets and Security Investors, LLC (SI) manages 25% of the assets. Prior to August 18, 2008, SI paid Mainstream sub-advisory fees for 60% of the assets. SI managed the remaining 40% of the assets.

[b]	Net investment income (loss) was computed using average shares outstanding through out the period.

[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[d]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.

[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements

December 31, 2009

1. Significant Accounting Policies

SBL Fund (The Fund) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company of the series type. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each Series based on the net asset value of each series. Security Benefit Life Insurance Company (“SBL”) and SBL’s affiliated life insurance company as well as unaffiliated life insurance companies purchase shares of the Series for their variable annuity and variable life insurance separate accounts. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification™ (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC had no material effect on the Funds’ financial statements.

A. Security Valuation – Valuations of the Fund’s securities are supplied by pricing services approved by the Board of Directors. The Fund’s officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by a Series that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Series will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the Nasdaq Stock Market, Inc. (“Nasdaq”) will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund’s investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur after the close of a foreign exchange that will affect the value of a series portfolio securities before the time as of which the NAV is calculated (a “significant event”), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Series net asset value per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS®. In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

The senior floating rate interests (loans) in which Series P invests are not listed on any securities exchange or board of trade. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Typically loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued. In determining fair value, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit worthiness and cash flow of issuer; information as to any transactions in, or offers for, the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and saleability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the portfolio manager’s and/or the market’s assessment of the borrower’s management; prospects for the borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower’s competitive position within the industry; borrower’s ability to access additional liquidity through public and/or private markets; and other relevant factors.

Notes to Financial Statements

December 31, 2009

B. Repurchase Agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral and that the fair value of the collateral exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Series may be delayed or limited.

C. Foreign Currency Transactions – The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Series. Foreign investments may also subject the Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

D. Forward Foreign Currency Exchange Contracts – The Fund may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. A series may also enter into such contracts to manage the effect of changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

E. Futures – The Fund may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, minimizing transaction costs and economically hedging possible variations in foreign exchange values. The Fund may purchase or sell financial and foreign currency futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the series may pay from its cash balances and reduce its future positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the series are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted in the Schedule of Investments. Subsequent changes in the value of the contract are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the series. The series realizes a gain or loss when the contract is closed or expires.

F. Options Purchased and Written – The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell (and the writer the obligation to sell or purchase), respectively, a security at a specified price, until a certain date. Options may be used to economically hedge the series portfolio, to increase returns or to maintain exposure to the equity markets. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

G. Securities Sold Short – Certain of the Series may make short sales “against the box,” in which the Series enters into a short sale of a security it owns. At no time will more than 15% of the value of the Series’ net assets be in deposits on short sales against the box. If a Series makes a short sale, the Series does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Series must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Series must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Series is said to have a “short position” in securities sold until it delivers them to

Notes to Financial Statements

December 31, 2009

the broker, at which time it receives the proceeds of the sale. Certain Series may make short sales that are not “against the box,” which create opportunities to increase the Series’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Such short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Series may mitigate such losses by replacing the securities sold short before the market price has increased significantly. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Series are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Series is required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1a above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

H. Senior Loans – Senior loans in which certain of the Series invests generally pay interest rates which are periodically adjusted by reference to short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2009.

I. Security Transactions and Investment Income – Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend income is accrued as of ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Series is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis including the amortization of premiums and accretion of discounts on debt securities.

J. Expenses – Expenses that are directly related to one of the Series are charged directly to that Series. Other operating expenses are allocated to the Series on the basis of relative net assets within the Fund.

K. Distributions to Shareholders – The Fund is required by the Internal Revenue Code to distribute substantially all of its income and capital gains to its shareholders. Each year the Fund determines whether to declare and pay actual dividends or whether to secure consent of its shareholders to report and deduct a consent dividend. A consent dividend is treated for tax purposes as a distribution to shareholders occurring on the last day of the Fund’s taxable year and a shareholder contribution to capital occurring on the same day. It is the Fund’s current practice to utilize the consent dividend procedures. The character of any distributions made from net investment income and net realized gains may differ from their ultimate characterization for income tax purposes.

L. Taxes – The Series intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Distributions may be made via consent dividends, as described in the paragraph above. Therefore, no provision for federal or state income tax is required.

The evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns is required to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. For all open tax years (December 31, 2006 - December 31, 2009) and all major taxing jurisdictions through the end of the reporting period, the Series’ management has completed a review and evaluation and has determined that no tax liability is required and no additional disclosures are needed as of December 31, 2009.

M. Earnings Credits – Under the fee agreement with the custodian, the Series’ may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

N. Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

O. Indemnifications – Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

P. Recent Accounting Pronouncement – On January 21, 2010, the FASB issued an ASU, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how

Notes to Financial Statements

December 31, 2009

investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

2. Management fees and other transactions with affiliates

Management fees are paid monthly to Security Investors (SI), based on the following annual rates:

	Management Fees (as a % of net assets)		Fee Waivers (as a % of net assets)
Series A (Equity Series)	0.75%		N/A
Series B (Large Cap Value Series)	0.65		N/A
Series C (Money Market Series)	0.50		N/A
Series D (Global Series)	1.00		N/A
Series E (U.S. Intermediate Bond Series)	0.75		0.15
Series H (Enhanced Index Series)	0.75		0.25
Series J (Mid Cap Growth Series)	0.75		N/A
Series N (Managed Asset Allocation Series)	1.00		N/A
Series O (All Cap Value Series)	0.70		N/A
Series P (High Yield Series)	0.75		N/A
Series Q (Small Cap Value Series)	0.95	[1]	N/A
Series V (Mid Cap Value Series)	0.75		N/A
Series X (Small Cap Growth Series)	0.85		N/A
Series Y (Select 25 Series)	0.75		N/A
Series Z (Alpha Opportunity Series)	1.25		N/A

[1]

Effective February 9, 2009 SI receives a management fee from Series Q at an annual rate of 0.95% of the average daily net assets. Prior to February 9, 2009, SI received a management fee from Series Q of 1.00% of the average daily net assets.

SI also acts as the administrative agent and transfer agent for the Fund, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each series. For these services, the Investment Manager receives the following:

Administrative Fees (as a % of net assets)*
Series A (Equity Series)	0.095%
Series B (Large Cap Value Series)	0.095
Series C (Money Market Series)	0.095
Series D (Global Series)	0.150
Series E (U.S. Intermediate Bond Series)	0.095
Series H (Enhanced Index Series)	0.095
Series J (Mid Cap Growth Series)	0.095
Series N (Managed Asset Allocation Series)	0.150
Series O (All Cap Value Series)	0.095
Series P (High Yield Series)	0.095
Series Q (Small Cap Value Series)	0.095
Series V (Mid Cap Value Series)	0.095
Series X (Small Cap Growth Series)	0.095
Series Y (Select 25 Series)	0.095
Series Z (Alpha Opportunity Series)	0.150

*	The minimum annual charge for administrative fees is $25,000 for Series A, B, C, E, H, J, O, P, Q, V, X, Y and Z and $60,000 for Series D and N.

SI is paid the following for providing transfer agent services to the Fund:

Annual charge per account	$5.00 - $8.00
Transaction fee	$0.60 - $1.10
Minimum annual charge per series	$25,000
Certain out-of-pocket charges	Varies

Effective August 18, 2008, the investment advisory contract for Series O and Series Z provides that the total expenses be limited to 0.85% and 1.70%, respectively, of average daily net assets, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a fund invests, interest, taxes, litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles). These contracts are in effect through April 30, 2010.

At December 31, 2009, Security Benefit Life Insurance Company, through their insurance company separate accounts, owned 100% of the outstanding shares of each Series of the Fund, except for Series B, Series J and Series N, in which it owns 99% of each Series, Series O, Series P, Series Q, Series V, in which it owns 98% of each Series, Series E in which it owns 96% and Series Y in which it owns 94%.

Notes to Financial Statements

December 31, 2009

3. Unrealized Appreciation/Depreciation

For federal income tax purposes, the amounts of unrealized appreciation (depreciation) on investments at December 31, 2009, were as follows:

	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Series A
(Equity)	$24,742,423	$(14,495,512)	$10,246,911
Series B
(Large Cap Value)	39,293,781	(29,408,292)	9,885,489
Series C
(Money Market)	9,441	(35,950)	(26,509)
Series D
(Global)	31,111,324	(3,525,286)	27,586,038
Series E
(U.S. Intermediate Bond)	2,058,096	(4,109,913)	(2,051,817)
Series H
(Enhanced Index)	2,568,410	(1,385,892)	1,182,518
Series J
(Mid Cap Growth)	23,094,299	(1,575,319)	21,518,980
Series N
(Managed Asset Allocation)	5,483,629	(3,458,189)	2,025,440
Series O
(All Cap Value)	12,094,179	(20,566,892)	(8,472,713)
Series P
(High Yield)	19,439,136	(13,750,170)	5,688,966
Series Q
(Small Cap Value)	29,775,393	(2,389,041)	27,386,352
Series V
(Mid Cap Value)	42,384,018	(32,553,184)	9,830,834
Series X
(Small Cap Growth)	7,777,932	(834,256)	6,943,676
Series Y
(Select 25)	5,144,478	(595,094)	4,549,384
Series Z
(Alpha Opportunity)	2,372,076	(1,717,789)	654,287

4. Investment Transactions

Investment transactions for the year ended December 31, 2009, (excluding overnight investments, short-term commercial paper and U.S. government securities) were as follows:

	Purchases	Proceeds from Sales
Series A
(Equity)	$125,422,753	$145,634,623
Series B
(Large Cap Value)	39,004,827	64,395,143
Series C
(Money Market)	—	—
Series D
(Global)	783,386,527	826,885,607
Series E
(U.S. Intermediate Bond)	102,449,200	78,057,916
Series H
(Enhanced Index)	35,199,645	40,225,084
Series J
(Mid Cap Growth)	174,966,705	187,659,251
Series N
(Managed Asset Allocation)	32,779,443	48,753,719
Series O
(All Cap Value)	27,972,830	55,744,971
Series P
(High Yield)	72,718,332	48,849,081
Series Q
(Small Cap Value)	124,971,989	121,351,651
Series V
(Mid Cap Value)	74,738,241	119,455,000
Series X
(Small Cap Growth)	29,408,803	33,091,922
Series Y
(Select 25)	49,828,845	52,662,502
Series Z
(Alpha Opportunity)	94,412,408	99,651,513

Notes to Financial Statements
December 31, 2009

5. Open Futures Contracts

Open futures contracts for Series H and Series Z as of December 31, 2009, were as follows:

	Position	Number of Contracts	Expiration Date	Contract Amount	Market Value	Unrealized Gain/ (Loss)
Series H
S&P 500 E-Mini Future	Long	15	03/19/2010	$826,075	$833,025	$6,950

Series Z
S&P 500 Index Future	Long	16	03/19/2010	$4,422,877	$4,442,800	$19,923

6. Affiliated Issuers

Investments representing 5% or more of the outstanding voting securities of a portfolio company of a fund result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in Series V as of December 31, 2009 amounted to $12,102, which represents 0.0% of net assets. There were no affiliated companies held in any other Series. Transactions in Series V during the year ended December 31, 2009 in which the portfolio company is an “affiliated person” are as follows:

	Balance 12/31/08	Gross Additions	Gross Reductions	Balance 12/31/09	Realized Gain/ (Loss)	Investment Income
Hydrogen Corporation (Shares)	672,346	—	—	672,346	—	—
Hydrogen Corporation (Cost)	$2,571,575	$—	$—	$2,571,575	$—	$—

*

As a result of Series V’s beneficial ownership of the common stock of these portfolio companies, applicable regulations require that the Series state that it may be deemed an affiliate of the respective portfolio company. The Series disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Series or any other client of the Advisor.

Notes to Financial Statements

December 31, 2009

7. Options Written

Information as to options written by the Series during the period ended December 31, 2009 and options outstanding at period end is provided below.

Series O Written Call Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Fossil, Inc.	03-19-10	$35.00	25	$4,000
Petrohawk Energy Corporation	03-19-10	$23.00	478	121,890

Total call options outstanding (premiums received, $90,964)			503	$125,890

Series O Written Call Options

	Number of Contracts	Premium Amount
Balance at December 31, 2008	155	$45,995
Opened	3,987	332,508
Bought Back	(56)	(10,248)
Exercised	(240)	(44,775)
Expired	(3,343)	(232,516)

Balance at December 31, 2009	503	$90,964

Series O Written Put Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Quanta Services	01-15-10	22.50	331	$51,305

Total put options outstanding (premiums received, $53,951)			331	$51,305

Series O Written Put Options

	Number of Contracts	Premium Amount
Balance at December 31, 2008	—	$—
Opened	918	117,720
Exercised	(112)	(13,216)
Expired	(475)	(50,553)

Balance at December 31, 2009	331	$53,951

Series Q Written Call Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Clearwater Paper Corp.	01-15-10	$50.00	135	$68,850
Commerce Bancshares, Inc.	03-19-10	40.00	99	10,395
Fossil, Inc.	03-19-10	35.00	123	19,680
Petrohawk Energy Corporation	03-19-10	23.00	277	70,635
Pico Holdings, Inc.	01-15-10	30.00	301	78,260

Total call options outstanding (premiums received, $243,492)			935	$247,820

Series Q Written Call Options

	Number of Contracts	Premium Amount
Balance at December 31, 2008	—	$—
Opened	4,961	691,745
Bought Back	(66)	(12,078)
Expired	(2,822)	(241,692)
Exercised	(1,138)	(194,483)

Balance at December 31, 2009	935	$243,492

Series V Written Call Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Commerce Bancshares, Inc.	03-19-10	$40.00	360	$37,800
Fossil, Inc.	03-19-10	35.00	281	44,960
Petrohawk Energy Corporation	03-19-10	23.00	750	191,250
Redwood Trust, Inc.	01-15-10	17.50	405	2,025

Total put options outstanding (premiums received, $309,842)			1,796	$276,035

Series V Written Call Options

	Number of Contracts	Premium Amount
Balance at December 31, 2008	4,228	$803,927
Opened	14,760	2,077,583
Bought Back	(130)	(23,789)
Exercised	(4,912)	(1,056,036)
Expired	(12,150)	(1,491,843)

Balance at December 31, 2009	1,796	$309,842

Series V Written Put Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Bemis Company, Inc.	01-15-10	$25.00	244	$1,220
Quanta Services, Inc.	01-15-10	22.50	597	92,535

Total put options outstanding (premiums received, $131,046)			841	$93,755

Series V Written Put Options

	Number of Contracts	Premium Amount
Balance at December 31, 2008	3,805	$549,517
Opened	5,054	749,105
Exercised	(203)	(23,953)
Expired	(7,815)	(1,143,623)

Balance at December 31, 2009	841	$131,046

Notes to Financial Statements

December 31, 2009

8. Derivative Investment Holdings Categorized by Risk Exposure

The Fund adopted FASB ASC 815, Derivatives and Hedging (ASC 815), effective December 31, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. None of the derivatives currently held by the Fund are being used as hedging instruments.

The Fund seeks to gain exposure to its respective benchmark by investing in financial-linked derivative instruments, including futures and options on equity securities. The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Fund’s net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives:

Fund	Approximate percentage of Fund’s net assets on a daily basis
Series H	1.75%
Series O	0.11%
Series Q	0.20%
Series V	0.12%
Series Z	19.63%

The following is a summary of the location of derivative investments on the Fund’s Statements of Assets and Liabilities as of December 31, 2009:

Location on the Statements of Assets and Liabilities

Derivative Investments Type	Asset Derivatives	Liability Derivatives
Futures - equity contracts	Receivable: Variation margin	Payable: Variation margin
Options - equity contracts	Investments, at value	Outstanding options written, at value

The following table sets forth the fair value of the Fund’s derivatives contracts by primary risk exposure as of December 31, 2009:

Asset Derivative Investments Value

Fund	Futures Equity Contracts*	Options Equity Contracts	Total Value at December 31, 2009
Series H (Enhanced Index Series)	$6,950	$—	$6,950
Series Z (Alpha Opportunity Series)	19,923	—	19,923

Liability Derivative Investments Value

Fund	Futures Equity Contracts*	Options Equity Contracts	Total Value at December 31, 2009
Series O (All Cap Value Series)	$—	$177,195	$177,195
Series Q (Small Cap Value Series)	—	247,820	247,820
Series V (Mid Cap Value Series)	—	369,790	369,790

*

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Financial Statements. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statements of Operations as of December 31, 2009:

Location on the Statements of Operations

Derivative Investments Type	Location of Gain (Loss) on Derivatives
Futures - equity contracts	Net realized gain (loss) on futures contracts and change in net unrealized appreciation (depreciation) on futures contracts
Options - equity contracts	Net realized gain (loss) on options written and change in net unrealized appreciation (depreciation) on options written

Notes to Financial Statements

December 31, 2009

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure as of December 31, 2009:

Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations

Fund	Futures Equity Contracts	Options Equity Contracts	Total Value at December 31, 2009
Series A (Equity Series)	$—	$7,098	$7,098
Series B (Large Cap Value Series)	—	22,775	22,775
Series H (Enhanced Index Series)	205,203	—	205,203
Series O (All Cap Value Series)	—	288,764	288,764
Series Q (Small Cap Value Series)	—	248,403	248,403
Series V (Mid Cap Value Series)	—	2,648,685	2,648,685
Series Z (Alpha Opportunity Series)	1,187,273	—	1,187,273

Change in Unrealized Appreciation (Depreciation) on Derivative Investments

Recognized in the Statement of Operations

Fund	Futures Equity Contracts	Options Equity Contracts	Total Value at December 31, 2009
Series H (Enhanced Index Series)	$(11,247)	$—	$(11,247)
Series O (All Cap Value Series)	—	(77,500)	(77,500)
Series Q (Small Cap Value Series)	—	(4,328)	(4,238)
Series V (Mid Cap Value Series)	—	(699,260)	(699,260)
Series Z (Alpha Opportunity Series)	(52,752)	—	(52,752)

Notes to Financial Statements

December 31, 2009

9. Fair Value of Financial Instruments

The Fund adopted FASB ASC 820, Fair Value Measurements and Disclosure (ASC 820) effective October 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1	-

quoted prices in active markets for identical securities. The types of assets and liabilities carried at Level 1 fair value generally are government and agency securities, equities listed in active markets, certain futures and certain options.

Level 2	-

other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). The types of assets and liabilities carried at Level 2 fair value generally are municipal bonds, certain mortgage and asset-backed securities, certain corporate debt, commercial paper and repurchase agreements.

Level 3	-

significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The types of assets and liabilities carried at Level 3 fair value generally are certain mortgage and asset-backed securities, certain corporate debt and certain derivatives.

Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund’s own assumptions based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk association with investing in those securities.

Notes to Financial Statements

December 31, 2009

Description	Total	LEVEL 1 Quoted prices in active markets for identical assets	LEVEL 2 Significant other observable inputs	LEVEL 3 Significant observable inputs
SBL Fund:
Series A (Equity Series)
Common Stocks	$183,412,664	$183,412,664	$—	$—

Series B (Large Cap Value Series)
Common Stocks	272,244,568	272,244,568	—	—
Commercial Paper	3,499,991	—	3,499,991	—

Total	275,744,559	272,244,568	3,499,991	—

Series C (Money Market Series)
Asset Backed Securities	480,570	—	480,570	—
U.S. Government Sponsored Agency Bonds & Notes	78,839,665	—	78,839,665	—
Commercial Paper	73,075,520	—	73,075,520	—

Total	152,395,755	—	152,395,755	—

Series D (Global Series)
Common Stocks	146,573,253	146,573,253	—	—
Foreign Stocks	120,778,605	2,753,127	118,025,478	—
Short Term Investments	2,109,842	—	2,109,842	—

Total	269,461,700	149,326,380	120,135,320	—

Series E (U.S. Intermediate Bond Series)
Corporate Bond	63,274,761	—	63,274,761	—
Preferred Stock	224,706	—	—	224,706
Mortgage Backed Securities	3,706,127	—	3,706,127	—
Asset Backed Securities	396,870	—	396,870	—
U.S. Government Sponsored Agency Bonds & Notes	20,459,073	—	20,459,073	—
U.S. Government Securities	38,510,540	38,510,540	—	—

Total	126,572,077	38,510,540	87,836,831	224,706

Series H (Enhanced Index Series)
Common Stocks	46,072,676	46,072,676	—	—
Preferred Stock	346,010	346,010	—	—
U.S. Government Securities	109,958	109,958	—	—
Futures Contracts	6,950	6,950	—	—

Total	46,535,594	46,535,594	—	—

Series J (Mid Cap Growth Series)
Common Stocks	149,361,581	149,361,581	—	—
Warrants	795	—	795	—

Total	149,362,376	149,361,581	795	—

Notes to Financial Statements

December 31, 2009

Description	Total	LEVEL 1 Quoted prices in active markets for identical assets	LEVEL 2 Significant other observable inputs	LEVEL 3 Significant observable inputs
Series N (Managed Asset Allocation)
Common Stocks	$40,625,113	$40,625,090	$23	$—
Foreign Stocks	9,794,021	212,066	9,581,955	—
Preferred Stock	136,927	136,927	—	—
Warrants	21	—	21
Corporate Bond	10,987,753	—	10,987,753	—
Foreign Bond	121,442	—	121,442	—
Foreign Government Bond	120,900	—	120,900	—
Municipal Bond	371,316	—	371,316	—
Mortgage Backed Securities	8,597,458	—	8,597,458	—
Asset Backed Securities	1,122,455	—	1,122,455	—
U.S. Government Sponsored Agency Bonds & Notes	10,661	—	10,661	—
U.S. Government Securities	4,513,126	4,513,126	—	—
Short Term Investments	2,363,212	—	2,363,212	—

Total	78,764,405	45,487,209	33,277,196	—

Series O (All Cap Value Series)
ASSETS:
Common Stocks	162,372,757	162,372,757	—	—

LIABILITIES:
Written Options (net of premiums received)	(32,280)	(32,280)	—	—

Series P (High Yield Series)
Common Stocks	349,767	249,126	264	100,377
Preferred Stock	380,623	380,623	—	—
Warrant	23,150	—	—	23,150
Convertible Bonds	6,423,187	—	6,423,187	—
Corporate Bond	124,883,708	—	124,225,718	657,990
Senior Floating Rate Interests	2,794,936	—	2,794,936	—
Foreign Bond	86,600	—	86,600	—
Foreign Government Bond	370,456	—	370,456	—

Total	135,312,427	629,749	133,901,161	781,517

Series Q (Small Cap Value Series)
ASSETS:
Common Stocks	124,195,107	124,195,107	—	—

LIABILITIES:
Written Options (net of premiums received)	(4,328)	(4,328)	—	—

Series V (Mid Cap Value Series)
ASSETS:
Common Stocks	287,888,725	287,888,725	—	—
Warrants	820	—	820	—
Convertible Bonds	2,275,000	—	2,275,000	—

Total	290,164,545	287,888,725	2,275,820	—

LIABILITIES:
Options (net of premiums received)	71,098	71,098	—	—

Series X (Small Cap Growth Series)
Common Stocks	34,398,377	34,398,377	—	—

Series Y (Select 25 Series)
Common Stocks	39,766,548	39,766,548	—	—

Notes to Financial Statements

December 31, 2009

Description	Total	LEVEL 1 Quoted prices in active markets for identical assets	LEVEL 2 Significant other observable inputs	LEVEL 3 Significant observable inputs
Series Z (Alpha Opportunity Series)
ASSETS:
Common Stocks	$17,127,863	$17,127,863	$—	$—
Foreign Stocks	416,506	—	416,506	—
U.S. Government Sponsored Agency Bonds & Notes	3,899,860	—	3,899,860	—
Short Term Investments	2,278,515	—	2,278,515	—
Repurchase Agreement	2,307,996	—	2,307,996	—
Futures Contracts	19,923	19,923	—	—

Total	26,050,663	17,147,786	8,902,877	—

LIABILITIES:
Common Stocks (sold short)	(4,822,878)	(895,981)	—	(3,926,897)
Foreign Stocks (sold short)	(3,859,758)	—	—	(3,859,758)

Total	(8,682,636)	(895,981)	—	(7,786,655)

Notes to Financial Statements

December 31, 2009

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2009:

LEVEL 3 - Fair value measurement using significant unobservable inputs

	Securities	Total
Series E (U.S. Intermediate Bond Series)
ASSETS:
Beginning Balance	$90,205	$90,205
Total realized gains or losses included in earnings	—	—
Total unrealized gains or losses included in earnings	134,501	134,501
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	—	—

Ending Balance	$224,706	$224,706

Series N (Managed Asset Allocation Series)
ASSETS:
Beginning Balance	$30,793	$30,793
Total realized gains or losses included in earnings	—	—
Total unrealized gains or losses included in earnings	14,207	14,207
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	(45,000)	(45,000)

Ending Balance	$—	$—

Series P (High Yield Series)
ASSETS:
Beginning Balance	$450,303	$450,303
Total realized gains or losses included in earnings	—	—
Total unrealized gains or losses included in earnings	(1,056,176)	(1,056,176)
Purchases, sales, issuances, and settlements (net)	(35,928)	(35,928)
Transfers in and/or out of Level 3	1,423,318	1,423,318

Ending Balance	$781,517	$781,517

Series Z (Alpha Opportunity Series)
LIABILITIES:
Beginning Balance	$7,786,655	$7,786,655
Total realized gains or losses included in earnings	—	—
Total unrealized gains or losses included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	—	—

Ending Balance	$7,786,655	$7,786,655

Notes to Financial Statements

December 31, 2009

10. Federal Tax Matters

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to differing book and tax amortization methods for premium and market discount, consent dividends, ordinary net operating losses, realized gain/loss on foreign currency and the expiration of capital loss carryovers. To the extent these differences are permanent differences, adjustments are made to the appropriate equity accounts in the period that the differences arise. The following adjustments were made to the Statement of Assets and Liabilities at December 31, 2009 to reflect permanent differences:

	Accumulated Net Realized Gain/(Loss)	Undistributed Net Investment Income	Paid-In-Capital
Series A	$—	$(1,665,710)	$1,665,710
Series B	5,057,813	(4,509,471)	(548,342)
Series C	—	(3,769,489)	3,769,489
Series D	961,906	(8,417,121)	7,455,215
Series E	(108,274)	(5,462,088)	5,570,362
Series H	—	(994,450)	994,450
Series J	—	184,141	(184,141)
Series N	4,662	(1,990,898)	1,986,236
Series O	—	(4,037,889)	4,037,889
Series P	125,946	(8,369,500)	8,243,554
Series Q	(3,109,534)	(296,168)	3,405,702
Series V	(18,875,628)	(3,755,588)	22,631,216
Series X	—	94,092	(94,092)
Series Y	9,340,921	(71,213)	(9,269,708)
Series Z	(11,952)	115,718	(103,766)

Notes to Financial Statements

December 31, 2009

10. Federal Tax Matters (continued)

At December 31, 2009, the following Series had capital loss carryovers and deferred post-October losses to offset future realized capital gains as follows:

	Capital Loss Carryover Utilized in 2009	Capital Loss Carryovers Expired in 2009	Capital Loss Carryovers	Expires In	Deferred Post-October Losses
Series A	$—	$—	$23,906,984	2016	$3,148,561
	—	—	29,087,804	2017

	$—	$—	$52,994,788

Series B	$—	$5,057,813	$—	2009	2,174,233
	—	—	87,172,720	2010
	—	—	26,620,854	2011
	—	—	29,474,335	2016
	—	—	27,901,075	2017

	$—	$5,057,813	$171,168,984

Series D	$—	$—	$57,035,385	2016	6,160
	—	—	52,931,604	2017

	$—	$—	$109,966,989

Series E	$—	$—	$719,015	2010	—
	—	—	350,320	2012
	—	—	2,731,334	2014
	—	—	838,194	2015
	—	—	937,378	2016
	—	—	12,363,518	2017

	$—	$—	$17,939,759

Series H	$—	$—	$7,974,428	2016	444,580
	—	—	9,977,861	2017

	$—	$—	$17,952,289

Series J	$—	$—	$48,891,509	2016	781,987
	—	—	29,862,503	2017

	$—	$—	$78,754,012

Series N	$—	$—	$2,648,702	2016	110,779
	—	—	9,066,990	2017

	$—	$—	$11,715,692

Series O	$—	$—	$17,818,296	2016	—
	—	—	12,798,147	2017

	$—	$—	$30,616,443

Series P	$52,155	$—	$1,117,474	2016	1,155,379

Series Q	$—	$—	$21,648,883	2017	—

Series V	$—	$—	$27,781,912	2017	—

Series X	$—	$—	$7,184,628	2010	—
	—	—	11,654,235	2016
	—	—	11,332,381	2017

	$—	$—	$30,171,244

Series Y	$—	$9,340,921	$—	2009	825,101
	—	—	9,284,391	2010
	—	—	6,092,310	2011
	—	—	338,147	2012
	—	—	9,012,784	2016
	—	—	6,370,486	2017

	$—	$9,340,921	$31,098,118

Series Z	$—	$—	$10,774,584	2016	—
	—	—	2,129,392	2017

	$—	$—	$12,903,976

Notes to Financial Statements

December 31, 2009

10. Federal Tax Matters (continued)

The Fund declared ordinary and long-term capital gain consent dividends for the year ended December 31, 2008, as shown below.

	Ordinary Consent Dividends	Long-term Capital Gain Consent Dividends
Series A	$1,665,710	$—
Series B	4,509,471	—
Series C	4,249,459	—
Series D	7,455,215	—
Series E	5,570,363	—
Series H	994,450	—
Series N	1,986,236	—
Series O	4,037,889	—
Series P	8,243,554	—
Series Q	684,695	2,747,162
Series V	3,755,588	18,875,628
Series Y	71,213	—

Short term distributions are treated as ordinary distributions for federal income tax purposes.

As of December 31, 2009, the components of distributable earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Gain	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Distributable Earnings (Deficit)**
Series A	$1,140,095	$—	$(56,143,349)	$10,246,911	$(44,756,343)
Series B	2,616,829	—	(173,343,216)	9,885,489	(160,840,898)
Series C	—	—	—	(26,509)	(26,509)
Series D	1,919,749	—	(109,973,149)	27,574,243	(80,479,157)
Series E	3,803,661	—	(17,939,759)	(2,051,817)	(16,187,915)
Series H	681,706	—	(18,396,869)	1,182,518	(16,532,645)
Series J	—	—	(79,535,999)	21,518,980	(58,017,019)
Series N	1,350,482	—	(11,826,471)	2,024,359	(8,451,630)
Series O	1,474,436	—	(30,616,443)	(8,504,993)	(37,647,000)
Series P	9,769,938	—	(2,272,853)	5,688,966	13,186,051
Series Q	—	—	(21,648,883)	27,382,025	5,733,142
Series V	2,528,388	—	(27,781,912)	9,901,932	(15,351,592)
Series X	—	—	(30,171,244)	6,943,676	(23,227,568)
Series Y	126,624	—	(31,923,219)	4,549,384	(27,247,211)
Series Z	—	—	(12,903,976)	510,071	(12,393,905)

*

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization of unrealized gains for tax purposes on futures contracts, differing book and tax methods for bond discount/premium amortization, and passive foreign investment companies.

**	The difference between total distributable earnings/(deficit) for book and tax purposes is related to the interest accrued on defaulted bonds for tax purposes.

Notes to Financial Statements

December 31, 2009

11. Series Z

Series Z - Alpha Opportunity Series (“Series Z”) contracted with Lehman Brothers International Europe (“LBIE”) to provide prime brokerage services related to Series Z’s short selling. On September 15, 2008, LBIE was placed into administration and a third party administrator has been named (the “Administrator”). Series Z’s exposure to LBIE consists of short sale proceeds held by LBIE, and restricted long positions held at Series Z’s custodian, as collateral for said short sales. Series Z has delivered a Notice of Termination of Loans to LBIE and the Administrator. Series Z is working to resolve these issues with LBIE and the Administrator. As of December 31, 2009, included in the statement of net assets are the value of restricted long positions of $8,134,012, restricted cash representing the value of short sale proceeds of $4,434,795 and liabilities for short sales of $7,786,655 representing the value of securities sold short at the date of termination. Until such time as the liability for short sales is settled and all restrictions are removed, Series Z cannot sell such restricted long positions and/or utilize the restricted cash balances to achieve Series Z’s investment objectives and/or meet Series Z’s redemption or other obligations. The liability for short sales recorded at December 31, 2009 may differ from the amounts ultimately due at settlement due to the inherent uncertainties in any such estimation process, including various challenges which could be made in the bankruptcy proceedings. Such differences, if any, will be reported in future periods when additional information is provided by the Administrator and the differences may be material.

12. Other Liabilities

Series A - Equity Series (“Series A”) and Series V - Mid Cap Value Series (“Series V”) each wrote put option contracts through Lehman Brothers, Inc., (“Lehman”) that were exercised prior to the option contracts expiration and prior to the bankruptcy filing by Lehman, during September 2008. However, these transactions have not settled and the securities have not been delivered to Series A or Series V as of December 31, 2009.

Although the ultimate resolution of these transactions is uncertain, Series A and Series V have recorded a liability on their respective books equal to the difference between the strike price on the put options and the market prices of the underlying security on the exercise date. The amount of liability recorded by Series A and Series V as of December 31, 2009 was $18,615 for Series A and $205,716 for Series V. Any differences will be reported in future periods when transactions have settled.

13. Subsequent Events

Management has evaluated events or transactions that may have occurred since December 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 25, 2010, the date the financial statements were issued.

Effective close of business April 30, 2010, SBL Fund Series H will merge into SBL Fund Series A under a plan of reorganization. This exchange will qualify as a tax free reorganization under Section (a)(i)(c) of the Internal Revenue Code.

On February 15, 2010, Security Benefit Mutual Holding Company (“SBMHC”), the parent company of Security Benefit Corporation (“SBC”) and the ultimate parent company of Security Investors entered into a Purchase and Sale Agreement whereby Guggenheim SBC Holdings LLC (“Guggenheim Holdings”) will, subject to regulatory approval, policyholder approval and approval by the shareholders of the mutual funds sponsored by affiliates of SBMHC, purchase all of the issued and outstanding stock of SBC (the “SBC Purchase Transaction”). The SBC Purchase Transaction would result in a change of control of Security Investors whereby SBC and its subsidiaries would be wholly-owned by Guggenheim Holdings. If the SBC Purchase Transaction does not close, other than as a result of a breach by Guggenheim Holdings or for certain other reasons, then SBC will sell its asset management business to Guggenheim Holdings, which would include Security Investors and would result in a change of control of the Security Investors. The sale of SBC’s asset management business, like the SBC Purchase Transaction, would be subject to regulatory approval and approval by the shareholders of the mutual funds sponsored by affiliates of SBMHC.

Report of Independent Registered Public Accounting Firm

To the Contractholders and Board of Directors

SBL Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SBL Fund (comprised of Series A, B, C, D, E, H, J, N, O, P, V, X, Y and Z portfolios) (the Fund) as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

As more fully discussed in Note 11 to the financial statements, Series Z of the SBL Fund (“Series Z”) previously utilized the services of Lehman Brothers International (Europe) (“Lehman”) to provide prime, broker services related to Series Z’s securities sold short. On September 15, 2008, Lehman was placed into administration. The financial records of Lehman are now being handled by the administrator. Management has recorded in the financial statements its best estimate of the liability for securities sold short due to Lehman, based upon management’s assessment of all available evidence, including information supplied by the administrators. Significant uncertainly exists regarding the ultimate timing of settlement, as well as the ultimate liability for securities sold short due to Lehman, and the difference between amounts currently recorded and that which may ultimately be due may be material.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting the Fund at December 31, 2009, and the results of their operations for each of the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 25, 2010

Directors’ Disclosure

(unaudited)

Director Approval of Investment Advisory Agreement

At an in-person meeting of the Fund’s Boards of Directors held on November 9-10, 2009, called for the purpose of, among other things, voting on the renewal of the investment advisory and sub-advisory agreements applicable to the Funds, the Fund’s Board of Directors, including the Independent Directors, unanimously approved the continuation for a one year period of the investment advisory agreement between the Funds and Security Investors, LLC (“SI”), as well as each investment sub-advisory agreement applicable to the Fund. In reaching this conclusion, the Directors requested and obtained from SI and each investment sub-adviser such information as the Directors deemed reasonably necessary to evaluate the proposed renewal of the agreements. The Fund’s Board of Directors carefully evaluated this information and was advised by legal counsel with respect to its deliberations.

In considering the proposed continuation of the investment advisory and sub-advisory agreements, the Independent Directors evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by SI and the investment sub-advisers; (2) the investment performance of the Fund, SI and the various investment sub-advisers; (3) the costs of services provided by SI and the profits derived by SI from its relationship with the Funds; (4) a comparison of each Series’ expense ratios and those of similarly situated funds; (5) benefits (such as soft dollars) to SI and its affiliates from their relationship with the funds (and any corresponding benefits to the Funds); (6) the expense limitation/fee waiver agreements between SI and certain of the funds; and (7) other factors of the Board deemed to be relevant. Each Board of Directors also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Directors by their independent legal counsel and the Directors” own business judgment, to be relevant. Following its review, each Fund’s Board of Directors determined that the investment advisory agreement and each investment sub-advisory agreement applicable to the Fund (if any) will enable Fund or Series shareholders to obtain high quality services at a cost that is appropriate, reasonable and in the best interests of shareholders. Accordingly, the Directors, including the Independent Directors, unanimously approved the renewal of the investment advisory and investment sub-advisory agreements based upon the following considerations, among others:

•

The nature, extent and quality of the advisory services to be provided. Each Board of Directors concluded that SI and the investment sub-advisers retained to provide portfolio management services with respect to the Fund are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past, SI’s management capabilities demonstrated with respect to the Funds and other mutual funds managed by SI, the professional qualifications and experience of SI’s and the various sub-advisers’ portfolio managers, and SI’s investment ad management oversight processes. The Directors also determined that SI and the sub-advisers proposed to provide investment and related services that were of the same quality and quantity as services provided to the Funds in the past and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

•

The investment performance of the Fund or Series. With respect to the Funds, the Directors concluded on the basis of information compiled by Morningstar that SI and the investment sub-advisers had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods.

•

The cost of advisory services provided ant he level of profitability. On the basis of each Board’s review of the fees to be charged by SI for investment advisory and other services, and the estimated profitability of SI’s relationship with each Fund or Series, each Board concluded that the level of investment advisory fees and SI’s profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund or Series and SI and its affiliates. On the basis of comparative information compiled by Morningstar, the Directors determined that the advisory fees and estimated overall expense ratio of each Fund or Series are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size.

•

Whether the advisory fees reflect economies of scale. The directors concluded that the Funds’ investment advisory fees appropriately reflect the current economic environment for SI and the competitive nature of the mutual fund market.

•

The extent to which economies of scale will be realized as the Fund grows. While the Funds’ investment advisory fees do not reduce should Fund assets grow meaningfully, the Directors determined that the investment advisory fees payable by the Funds already reflect potential future economies of

Directors’ Disclosure

(unaudited)

scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by Lipper and SI’s estimated profitability at current or foreseeable asset levels. The Directors also considered that they will have the opportunity to periodically reexamine whether each Fund or Series has achieved economies of scale, and the appropriateness of investment advisory fees payable to SI and fees payable by SI to the investment sub-advisers, in the future.

•

Benefits (such as soft dollars) to SI from its relationship with the Funds (and any corresponding benefits to the Funds). The Directors concluded that other benefits described by SI and the investment sub-advisers from their relationships with the Funds, including “soft dollar” benefits in connection with Funds’ brokerage transactions, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Directors determined that the administration, transfer agency and fund accounting fees paid by the Fund to SI are reasonable, fair and in the best interests of Funds’ shareholders in light of the nature and quality of the services provided, the associated costs, and the necessity of the services for the Funds’ operations.

•

Other considerations: In approving the investment advisory and sub-advisory agreements the Directors determined that SI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. In this regard, the Directors favorably considered the compliance track record of the Funds and SI. The Directors also concluded that SI has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including investment advisory fee waivers and expense limitation arrangements with respect to the Funds to the benefit of Funds’ shareholders.

Directors (unaudited)

The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Year Elected***	Principal Occupation(s) During Past 5 Years
Donald A. Chubb, Jr.**	Business Broker - Griffith & Blair Realtors
(12-14-46)	Director - Jayhawk Area Boy Scouts Council
1994

Harry W. Craig, Jr.**	Chairman, CEO, Secretary & Director - The Martin Tractor Company, Inc.
(05-11-39)	Director - Stormont-Vail Corporation
2004	Director - Concerned Citizens for Topeka
Director - Oscar S. Stauffer Executive in Residence

Jerry B. Farley**	President - Washburn University
(09-20-46)	President - J&J Bonanza
2005

Penny A. Lumpkin**	Partner - Vivian’s Gift Shop (Corporate Retail)
(08-20-39) 1993	Vice President - Palmer Companies, Inc. (Small Business and Shopping Center Development)
Vice President - PLB (Real Estate Equipment Leasing)
Vice President - Town Crier (Retail)
Prior to 2002:
Vice President - Bellaire Shopping Center (Managing and Leasing)
Partner - Goodwin Enterprises (Retail)

Maynard F. Oliverius**	President & Chief Executive Officer - Stormont-Vail Healthcare
(12-18-43)	Director - VHA Mid-America
1998	Director - Go Topeka

Richard M. Goldman* (03-04-61) 2008 (President, Director & Chairman of the Board)	Senior Vice President - Security Benefit Corporation
President - Security Investors, LLC
Director - Security Distributors, Inc.
Director - First Security Benefit Life Insurance and Annuity Company of New York
President & Manager - Security Global Investors, LLC
President - Security Investments Corporation
Managing Member - RM Goldman Partners, LLC
President & CEO - ForstmannLeff
Managing Director - Head of the Americas Institutional Business, Deutsch Asset Management

*

This director is deemed to be an “interested person” of the Funds under the Investment Company Act of 1940, as amended, by reason of his position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

**

These directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting function for the Funds.

***	Each director oversees 30 Rydex|SGI Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

Officers (unaudited)

The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Title - Year Elected	Principal Occupation(s) During Past 5 Years
Mark P. Bronzo (11-01-60) Vice President - 2008	Portfolio Manager, Security Investors, LLC Managing Director & Chief Compliance Officer, Nationwide Separate Accounts LLC

Christina Fletcher (07-25-72) Vice President - 2005	Vice President & Portfolio Manager - Security Investors, LLC
Credit Analyst/Portfolio Manager - Horizon Cash Management
Senior Money Market Trader - Scudder Investments

Brenda M. Harwood (11-03-63) Chief Compliance Officer - 2004 Treasurer - 1988	Vice President, Chief Compliance Officer & Treasurer - Security Global Investors, LLC
Assistant Vice President - Security Benefit Life Insurance Company
Vice President, Assistant Treasurer & Director - Security Distributors, Inc.

Amy J. Lee (06-05-61) Secretary -1987	Secretary - Security Investors, LLC
Secretary & Chief Compliance Officer - Security Distributors, Inc.
Vice President, Associate General Counsel & Assistant Secretary - Security Benefit Corporation & Security Benefit Life Insurance Company
Director - Brecek & Young Advisors, Inc.

Mark Mitchell (08-24-64) Vice President - 2003	Vice President & Portfolio Manager - Security Investors, LLC
Vice President & Portfolio Manager - Security Benefit Life Insurance Company

Joseph C. O’Connor	Portfolio Manager, Security Investors, LLC
(07-15-60)	Managing Director, Nationwide Separate Accounts LLC
Vice President - 2008

Christopher Phalen (11-09-70) Vice President - 2002	Vice President & Head of Fixed Income - Security Global Investors, LLC
Assistant Vice President & Head of Fixed Income - Security Benefit Life Insurance Company
Vice President & Portfolio Manager - Security Investors, LLC
Vice President & Portfolio Manager - Security Benefit Life Insurance Company

Daniel W. Portanova	Portfolio Manager, Security Investors, LLC
(10-02-60)	Managing Director, Nationwide Separate Accounts LLC
Vice President - 2008

James P. Schier (12-28-57) Vice President - 1998	Vice President & Senior Portfolio Manager - Security Investors, LLC
Vice President & Senior Portfolio Manager - Security Benefit Life Insurance Company

Christopher D. Swickard (10-09-65) Assistant Secretary - 1996	Assistant Secretary - Security Investors, LLC
Second Vice President & Assistant General Counsel - Security Benefit Corporation & Security Benefit Life Insurance Company
Assistant Secretary - Security Distributors, Inc.

David G. Toussaint (10-10-66) Vice President - 2001	Vice President & Portfolio Manager - Security Investors, LLC
Assistant Vice President & Portfolio Manager - Security Benefit Life Insurance Company

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

Rydex | SGI Privacy Policies

Rydex Funds, Rydex | SGI Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Global Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Rydex”)

Our Commitment to You

When you become a Rydex | SGI investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Rydex | SGI client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Rydex | SGI account application or when you request a transaction that involves Rydex and Rydex | SGI funds or one of the Rydex | SGI affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Rydex | SGI. For example, if you ask to transfer assets from another financial institution to Rydex | SGI, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Rydex | SGI investment products and services, we may share your information within the Rydex | SGI family of affiliated companies. This would include, for example, sharing your information within Rydex | SGI so we can make you aware of new Rydex and Rydex | SGI funds or the services offered through another Rydex | SGI affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Rydex | SGI web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Rydex | SGI web site. We do not use them to pull data from your hard drive, to learn your

Rydex | SGI Privacy Policies (continued)

email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

Other Information

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of the Fund are available on their website, www.securitybenefit.com and www.rydex-sgi.com or by calling 1-800-888-2461.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2009 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information (“SAI”) includes additional information about the Funds’ Directors and is available upon request without charge by calling 1-800-888-2461.

This page left blank intentionally.

This page left blank intentionally.

One Security Benefit Place  •  Topeka, Kansas 66636-0001  •  securitybenefit.com

Security Distributors, Inc.

SDI 425

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant’s code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $333,700 in 2008 and $309,850 in 2009.

(b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $5,900 in 2008 and $5,400 in 2009. These services consisted of financial reporting advisory services.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $9,250 in 2008 and $9,250 in 2009, which related to the review of the transfer agent function.

(c)

Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $51,600 in 2008 and $64,500 in 2009. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d)

All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2008 and $0 in 2009.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(e)	(1)

Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e)	(2)

Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)

Non-Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $66,750 in 2008 and $79,150 in 2009.

(h)

Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young LLP to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)

The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)

There were no significant changes in the registrant’s internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics pursuant to Item 2 above.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SBL FUND

By:	/s/ RICHARD M. GOLDMAN
Richard M. Goldman, President

Date:	March 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ RICHARD M. GOLDMAN
Richard M. Goldman, President

Date:	March 10, 2010

By:	BRENDA M. HARWOOD
Brenda M. Harwood, Treasurer

Date:	March 10, 2010